UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

Baron New Asia Fund

Baron Technology Fund

December 31, 2022

Baron Funds®

Baron Select Funds

Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund (the “Funds”) for the year ended December 31, 2022. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 27, 2023	Linda S. Martinson Chairman, President and Chief Operating Officer February 27, 2023	Peggy Wong Treasurer and Chief Financial Officer February 27, 2023

This Annual Financial Report is for the Baron Select Funds, which currently has 12 series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron WealthBuilder Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	(42.56)%	23.33%	21.66%	19.17%	14.22%
Baron Partners Fund — Institutional Shares[1,2,3,4]	(42.41)%	23.65%	21.98%	19.49%	14.35%
Baron Partners Fund — R6 Shares[1,2,3,4]	(42.41)%	23.64%	21.97%	19.48%	14.35%
Russell Midcap Growth Index[1]	(26.72)%	3.85%	7.64%	11.41%	9.43%
S&P 500 Index[1]	(18.11)%	7.66%	9.42%	12.56%	9.67%

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The indexes and Baron Partners Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2022 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Total Investments*
Tesla, Inc.	25.8%
Space Exploration Technologies Corp.	10.2%
CoStar Group, Inc.	9.8%
Arch Capital Group Ltd.	7.1%
The Charles Schwab Corp.	5.9%
IDEXX Laboratories, Inc.	5.6%
Hyatt Hotels Corp.	5.2%
FactSet Research Systems, Inc.	5.0%
Vail Resorts, Inc.	4.3%
Gartner, Inc.	4.1%

82.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Partners Fund1 declined 42.56%, underperforming the Russell Midcap Growth Index, which retreated 26.72%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of December 31, 2022, 31.0% of the Fund’s net assets are invested in Tesla, Inc. stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

2022 was an exceptionally challenging time for U.S. equities. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Growth stocks underperformed value stocks in the risk-off environment. However, toward year end, the markets rallied on raised expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation.

Industrials and Financials were material contributors. Consumer Discretionary, Information Technology, and Health Care were the top detractors.

Space Exploration Technologies Corp. (SpaceX) was the top contributor. SpaceX is a high-profile private company founded by Elon Musk that designs, manufactures, and launches rockets, satellites, and spacecrafts. Its long-term goal is to enable human beings to inhabit Mars. We believe SpaceX is creating substantial value through the expansion of its Starlink broadband service. It also reliably provides reusable launch capabilities, including crewed space flights, and is making progress on its largest rocket, Starship. We value SpaceX using prices of recent financing transactions and a proprietary valuation model.

Tesla was the top detractor. Shares of this manufacturer of electric vehicles, related software and components, and solar and energy storage products fell on investor concerns regarding volume and pricing dynamics, as demand appeared to be negatively impacted by a potential recession and higher interest rates. In addition, following Twitter, Inc.’s acquisition, CEO Elon Musk dedicated a material portion of his time to that company and sold Tesla shares to fund the transaction, driving investor concerns regarding his dedication to Tesla. We remain confident in Tesla’s fundamentals and management team.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Focused Growth Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	(28.30)%	23.71%	20.63%	15.10%	12.70%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	(28.11)%	24.02%	20.94%	15.39%	12.84%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	(28.11)%	24.03%	20.94%	15.40%	12.84%
Russell 2500 Growth Index[1]	(26.21)%	2.88%	5.97%	10.62%	7.65%
S&P 500 Index[1]	(18.11)%	7.66%	9.42%	12.56%	8.80%

[1]

The Russell 2500™ Growth Index measures the performance of small- to medium-sized U.S. companies that are classified as growth and the S&P 500 Index of 500 widely held large-cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The indexes and Baron Focused Growth Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2022 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Space Exploration Technologies Corp.	11.9%
Tesla, Inc.	10.4%
Arch Capital Group Ltd.	7.8%
Hyatt Hotels Corp.	6.2%
CoStar Group, Inc.	6.2%
Vail Resorts, Inc.	5.2%
FactSet Research Systems, Inc.	5.0%
MSCI, Inc.	4.8%
Iridium Communications Inc.	4.5%
Figs Inc.	3.5%

65.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Focused Growth Fund1 declined 28.30%, underperforming the Russell 2500 Growth Index, which retreated 26.21%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and durable barriers to competition. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of December 31, 2022, 10.4% of the Fund’s net assets are invested in Tesla, Inc. stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

2022 was an exceptionally challenging time for U.S. equities. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Growth stocks underperformed value stocks in the risk-off environment. However, toward year end, the markets rallied on raised expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation.

Industrials and Financials contributed. Consumer Discretionary, Information Technology, and Communication Services were the top detractors.

SpaceX was the top contributor. SpaceX is a high-profile private company founded by Elon Musk that designs, manufactures, and launches rockets, satellites, and spacecrafts. Its long-term goal is to enable human beings to inhabit Mars. We believe SpaceX is creating substantial value through the expansion of its Starlink broadband service. It also reliably provides reusable launch capabilities, including crewed space flights, and is making progress on its largest rocket, Starship. We value SpaceX using prices of recent financing transactions and a proprietary valuation model.

Tesla was the top detractor. Shares of this manufacturer of electric vehicles, related software and components, and solar and energy storage products fell on investor concerns regarding volume and pricing dynamics, as demand appeared to be negatively impacted by a potential recession and higher interest rates. In addition, following Twitter, Inc.’s acquisition, CEO Elon Musk dedicated a material portion of his time to that company and sold Tesla shares to fund the transaction, driving investor concerns regarding his dedication to Tesla. We remain confident in Tesla’s fundamentals and management team.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron International Growth Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	(27.47)%	1.25%	1.92%	6.24%	8.77%
Baron International Growth Fund — Institutional Shares[1,2,3]	(27.29)%	1.49%	2.17%	6.50%	9.04%
Baron International Growth Fund — R6 Shares[1,2,3]	(27.28)%	1.48%	2.16%	6.50%	9.03%
MSCI ACWI ex USA Index[1]	(16.00)%	0.07%	0.88%	3.80%	6.13%
MSCI ACWI ex USA IMI Growth Index[1]	(23.49)%	(0.26)%	1.39%	4.77%	7.04%

†

The Fund’s 3- and 5-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, excluding the United States. The MSCI ACWI ex USA IMI Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large-, mid-, and small-cap growth securities across developed and emerging markets, excluding the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron International Growth Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2022 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Arch Capital Group Ltd.	2.9%
AstraZeneca PLC	2.8%
argenx SE	2.5%
Linde plc	2.4%
Meyer Burger Technology AG	2.2%
Keyence Corporation	1.8%
BNP Paribas S.A.	1.7%
Pernod Ricard SA	1.7%
Constellation Software, Inc.	1.7%
Industria de Diseno Textil, S.A.	1.7%

21.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron International Growth Fund1 declined 27.47%, underperforming the MSCI ACWI ex USA Index, which declined 16.00%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among developed and developing countries throughout the world, although total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was an exceptionally challenging year for global equities, and international markets were no exception. Russia’s invasion of Ukraine, tighter financial conditions to combat higher inflation, a strong U.S. dollar, and China’s economic growth decline due to its zero-COVID policy pressured international equities throughout much of the year. Toward year end, however, signs of a slowdown in inflation, falling gas prices amid unusually mild weather in Europe, the end of the U.K.’s bond crisis, and China’s abrupt reopening and unveiling of aggressive easing and stimulus measures helped stage a rally that continued into the start of 2023.

The U.S., Denmark, and Poland contributed the most. The top detractors were the U.K., China, and Japan.

No sector contributed. The top detractors were Communication Services, Industrials, and Consumer Discretionary.

The top contributor was Arch Capital Group Ltd. Shares of this specialty insurance company rose on favorable pricing trends in the property and casualty (P&C) insurance market, leading to faster premium growth and improved underwriting margins. P&C insurance stocks broadly outperformed as relative safe havens in the midst of market volatility. The stock also benefited from inclusion in the S&P 500 Index, which prompted buying from passive funds.

Shares of top detractor Future plc, a special-interest publisher of digital content, magazines, and events, were down on U.K. macro weakness and news that the company’s long-time CEO plans to step down. Fundamentally, Future demonstrated strength in the weakened digital advertising space, with organic growth outpacing peers. Longer term, we believe Future can continue to grow organically and through M&A, and we await updates on leadership.

With international equities trading near a 30-year valuation low relative to the U.S. and an improving relative economic and earnings outlook for the region, we think international equities may be poised for outperformance. Longer term, we believe international earnings will benefit from the investment cycle needed to fund deglobalization, supply-chain diversification, sustainability, and energy, commodity, and agricultural security, as well as China’s pivot to value-added economic activity. Further, we believe the 14-year U.S. dollar bull market is close to an end. As always, we are confident we have invested in well-positioned and well-managed companies with substantial long-term return potential.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	(28.61)%	8.40%	7.38%	9.99%	12.66%
Baron Real Estate Fund — Institutional Shares[1,2]	(28.44)%	8.69%	7.65%	10.28%	12.94%
Baron Real Estate Fund — R6 Shares[1,2,3]	(28.44)%	8.68%	7.66%	10.28%	12.94%
MSCI USA IMI Extended Real Estate Index[1]	(23.84)%	2.72%	4.73%	8.59%	10.20%
MSCI US REIT Index[1]	(25.37)%	(1.16)%	2.48%	5.20%	7.75%

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index is a custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classification securities. MSCI makes no express or implied warranties or representation and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the U.S. equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Real Estate Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2022 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
CoStar Group, Inc.	5.3%
Prologis, Inc.	5.2%
Toll Brothers, Inc.	4.9%
Brookfield Corporation	4.6%
American Tower Corp.	4.3%
Equinix, Inc.	3.9%
CBRE Group, Inc.	3.8%
Lennar Corporation	3.7%
D.R. Horton, Inc.	3.1%
SiteOne Landscape Supply, Inc.	3.1%

41.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Real Estate Fund1 declined 28.61%, underperforming the MSCI USA IMI Extended Real Estate Index, which declined 23.84%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (“REITs”) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was challenging to navigate. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve program resulting in a spike in interest rates, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Toward year end, however, the markets rallied on raised expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation.

No real estate category contributed. REITs, building products/services, and real estate operating companies were the top detractors.

CoStar Group, Inc. was the top contributor. Shares of this leading provider of information and marketing services to the commercial real estate industry rose as the company continued to benefit from the migration of real estate market spend to online channels. CoStar is investing aggressively to build out its residential marketing platform, which offers dramatic upside potential, in our view. It has over $4.7 billion in cash, which we expect it to begin to deploy for opportunistic M&A.

The top detractor was Brookfield Corporation. Shares of this global investor in real estate, infrastructure, renewable power, private equity, and credit assets fell alongside other alternative asset managers due to an evolving outlook for long-term interest rates and the path of Federal Reserve hikes. Higher rates impact the ability to realize investment gains, deploy capital at attractive internal rates of return, and raise funds. Longer term, we like the company’s strong asset management platform with high earnings visibility and ability to deploy capital globally.

We remain cautious near term given unprecedented and aggressive central bank tightening into a slowing global economy and heightened geopolitical risks. However, we believe the shares of many real estate-related companies may benefit from asymmetrical returns in the next two to three years. Valuations are attractive, business fundamentals remain strong, corporate and consumer balance sheets are healthy, unemployment is low, inflation is moderating, and much of the move to higher rates may have already occurred.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND† (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	(25.99)%	(3.68)%	(2.95)%	2.83%	2.51%
Baron Emerging Markets Fund — Institutional Shares[1,2]	(25.82)%	(3.44)%	(2.70)%	3.10%	2.77%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	(25.81)%	(3.42)%	(2.69)%	3.10%	2.77%
MSCI EM Index[1]	(20.09)%	(2.69)%	(1.40)%	1.44%	0.89%
MSCI EM IMI Growth Index[1]	(23.88)%	(2.02)%	(1.06)%	2.65%	1.90%

†

The Fund’s 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index and the MSCI EM (Emerging Markets) IMI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Emerging Markets Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2033 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2022 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Taiwan Semiconductor Manufacturing Company Limited	4.9%
Samsung Electronics Co., Ltd.	3.6%
Alibaba Group Holding Limited	3.1%
Tencent Holdings Limited	2.7%
Reliance Industries Limited	2.7%
Bajaj Finance Limited	2.6%
Suzano S.A.	2.0%
Bharti Airtel Limited	1.8%
Korea Shipbuilding & Offshore Engineering Co., Ltd.	1.7%
PT Bank Rakyat Indonesia (Persero) Tbk	1.6%

26.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Emerging Markets Fund1 declined 25.99%, underperforming the MSCI EM Index, which retreated 20.09%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size with their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was an exceptionally challenging year for global equities, and emerging markets (EM) were no exception. Russia’s invasion of Ukraine, tighter financial conditions to combat higher inflation, a strong U.S. dollar, and China’s economic growth decline due to its zero-COVID policy pressured EM equities throughout much of the year. Toward year end, however, signs of a slowdown in inflation coupled with China’s abrupt reopening and unveiling of aggressive easing and stimulus measures helped stage a rally that continued into the start of 2023.

On a country basis, the U.K. and Italy were slight contributors. China, Russia, and India detracted the most.

No sector contributed. Information Technology, Industrials, and Financials detracted the most.

Glencore PLC was the top contributor. Shares of this diversified natural resources company, including copper and cobalt for batteries, increased in 2022 due to a rise in key commodities prices as well as improvements in its trading divisions. We expect a multi-year supply deficit for copper driven by a structural demand increase from electrification. Electric vehicles and wind/solar power plants require four to five times more copper than their conventional counterparts.

Semiconductor giant Taiwan Semiconductor Manufacturing Company Ltd. was the top detractor. Shares fell due to macroeconomic and geopolitical uncertainties and softening demand for consumer electronics. We retain conviction that Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, automotive, and IoT, will allow the company to deliver strong earnings growth over the next several years.

With EM equities trading near a 30-year valuation low relative to the U.S. and an improving relative economic and earnings outlook for the region, we think EM equities may be poised for outperformance. Longer term, we believe EM earnings will benefit from the investment cycle needed to fund deglobalization, supply-chain diversification, sustainability, and energy, commodity, and agricultural security; India’s productivity initiatives reaching escape velocity and driving a virtuous investment cycle; and China’s pivot to value-added economic activity. Further, we believe the 14-year U.S. dollar bull market is close to an end. As always, we are confident we have invested in well-positioned and well-managed companies with substantial long-term return potential.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	(51.69)%	(4.52)%	3.95%	9.18%	8.99%
Baron Global Advantage Fund — Institutional Shares[1,2]	(51.57)%	(4.28)%	4.21%	9.43%	9.23%
Baron Global Advantage Fund — R6 Shares[1,2,3]	(51.58)%	(4.27)%	4.21%	9.44%	9.24%
MSCI ACWI Index[1]	(18.36)%	4.00%	5.23%	7.98%	7.95%
MSCI ACWI Growth Index[1]	(28.61)%	3.75%	6.37%	9.20%	8.95%

†

The Fund’s, 3-, 5-, and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The MSCI ACWI Index and the MSCI ACWI Growth Index are free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index and the MSCI ACWI Growth Index are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index screens for growth-style securities. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron Global Advantage Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2022 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Total Investments*
Endava plc	6.6%
Think & Learn Private Limited	5.7%
MercadoLibre, Inc.	5.6%
Bajaj Finance Limited	4.9%
argenx SE	4.6%
Snowflake Inc.	4.5%
CrowdStrike Holdings, Inc.	3.8%
Datadog, Inc.	3.4%
Coupang, Inc.	3.4%
Shopify Inc.	3.3%

45.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Global Advantage Fund1 declined 51.69%, underperforming the MSCI ACWI Index, which declined 18.36%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of companies throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index. At all times, the Fund will have investments in equity securities of companies in at least three countries outside the U.S. Under normal conditions, at least 40% of net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was an exceptionally challenging time for global equities. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Toward year end, the markets rallied on raised expectations that the Fed and other central banks would ease up on their aggressive tightening programs given signs of a slowdown in inflation.

Poland and Brazil contributed slightly. The U.S., Israel, and Canada detracted the most.

Industrials contributed to performance. Information Technology, Consumer Discretionary, and Health Care detracted the most.

The top contributor was argenx SE, a biotechnology company focused on autoimmune disorders. Shares increased alongside stellar commercial execution and the launch of Vyvgart for myasthenia gravis, first in the U.S. followed by Japan. Every quarter indicated above-consensus demand that translated into beats and raises. Long term, we believe that Vyvgart is a scarce asset and has the potential to re-write the treatment of autoimmune diseases. It is truly a “pipeline in a product.”

The top detractor was electric vehicle company Rivian Automotive, Inc. Liquidity risk remained elevated, with outsized cash outflow during its early production phase, while confidence in unit economics and execution remained challenged with macro pressure on the industry. We remain investors. Despite supply-chain complexities, Rivian achieved a seven-fold growth in its monthly production rate since late 2021. Positive product reviews, an integrated technology approach, and unique partnerships generate a core for an attractive long-term opportunity.

Every day we live and invest in an uncertain world. The constant challenges we face are real and serious, with clearly uncertain outcomes. History would suggest that most will prove passing or manageable. The business of capital allocation (or investing) is the business of taking risk, managing the uncertainty, and taking advantage of the long-term opportunities that those risks and uncertainties create. We are confident our process is the right one, and we believe it will enable us to make good investment decisions over time.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years and Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	(27.61)%	4.50%	6.70%
Baron Real Estate Income Fund — Institutional Shares[1,2]	(27.43)%	4.75%	6.91%
Baron Real Estate Income Fund — R6 Shares[1,2]	(27.41)%	4.76%	6.89%
MSCI US REIT Index[1]	(25.37)%	(1.16)%	2.48%

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The index and Baron Real Estate Income Fund include reinvestment of interest, capital gains and dividends, which positively impact the performance results. The index is unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2022 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Prologis, Inc.	13.8%
American Tower Corp.	10.4%
Equinix, Inc.	7.3%
Public Storage Incorporated	6.0%
SBA Communications Corp.	5.3%
Simon Property Group, Inc.	4.9%
Sun Communities, Inc.	4.9%
EastGroup Properties, Inc.	4.1%
Extra Space Storage Inc.	3.3%
Rexford Industrial Realty, Inc.	3.3%

63.4%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Real Estate Income Fund1 declined 27.61%, underperforming the MSCI US REIT Index, which declined 25.37%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was challenging to navigate. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve program resulting in a spike in interest rates, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Raised investor expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation spurred a late-year rally. While Real Estate participated in the rally, it underperformed most other sectors.

Triple-net REITs and student housing REITs were slight contributors in 2022. Industrial REITs, non-REIT real estate companies, and multi-family REITs were the top detractors.

Gaming and Leisure Properties, Inc. was the top contributor. Shares of this owner and leaser of real estate to casinos rose on its status as a safe haven in an uncertain macro environment. The company pays out a well-covered 5.5% dividend and is growing organic EBITDA at a low single-digit rate. Its tenants are well positioned to make rent payments even in a downturn, and its balance sheet is strong enough to fund new acquisitions should something come available.

Prologis, Inc. was the top detractor. Shares of this industrial warehouse REIT fell on investor concerns that tenant demand would slow given Amazon’s decision to curtail expansion plans coupled with broader economic uncertainty. We maintain conviction. Industrial real estate has attractive fundamentals, with organic growth among the highest across all real estate asset types. Prologis’ assets, markets, management, and balance sheet positions it to benefit from this favorable fundamental backdrop.

We remain cautious near term given unprecedented and aggressive central bank tightening into a slowing global economy and heightened geopolitical risks. However, we believe the shares of many real estate-related companies may benefit from asymmetrical returns in the next two to three years. Valuations are attractive, business fundamentals remain strong, corporate and consumer balance sheets are healthy, unemployment is low, inflation is moderating, and much of the move to higher rates may have already occurred.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Since Inception April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	(17.10)%	12.15%	13.61%
Baron Health Care Fund — Institutional Shares[1,2]	(16.85)%	12.41%	13.90%
Baron Health Care Fund — R6 Shares[1,2]	(16.90)%	12.44%	13.90%
Russell 3000 Health Care Index[1]	(6.10)%	9.95%	12.06%
S&P 500 Index[1]	(18.11)%	7.66%	10.22%

†

The Fund’s 3-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell 3000 Health Care Index is a free float-adjusted market capitalization index that measures the performance of all equity in the US equity market. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The indexes and Baron Health Care Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2022 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
UnitedHealth Group Incorporated	9.5%
Eli Lilly and Company	6.0%
Thermo Fisher Scientific Inc.	4.2%
Humana Inc.	4.0%
AstraZeneca PLC	3.9%
Merck & Co., Inc.	3.7%
argenx SE	3.6%
McKesson Corporation	3.5%
Intuitive Surgical, Inc.	3.4%
Vertex Pharmaceuticals Incorporated	3.2%

45.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Health Care Fund1 declined 17.10%, underperforming the Russell 3000 Health Care Index, which fell 6.10%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities of companies engaged in the research, development, production, sale, delivery, or distribution of products and services related to the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, durable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

Health Care, while down for the year, was a relative outperformer in a challenging time for equities. Sub-industries within the sector were impacted differently by macroeconomic conditions. For instance, while still-subdued medical procedural volumes were a headwind for medical device companies, they were a tailwind for managed care companies. The valuation of many biotechnology stocks — a high-growth, high-risk group — plummeted. Life sciences tools companies were pressured by concerns around peaking COVID-related revenues and a weak funding environment for biotechnology.

The managed health care and health care distributors sub-industries contributed the most. Life sciences tools & services and health care equipment detracted the most.

Eli Lilly and Company was the top contributor. Shares of this global pharmaceutical company rose on investor optimism about its new product pipeline, including Mounjaro for diabetes and obesity and Donanemab for Alzheimer’s disease. Lilly has a healthy base business with limited near-term patent expirations, a strong pipeline, and potential for significant margin expansion, which should translate to strong revenue and earnings growth over at least the next five years.

Dechra Pharmaceuticals PLC, a veterinary pharmaceutical company, was the top detractor. Shares fell alongside other high-multiple stocks that outperformed in 2021. Investor concerns that post-COVID demand for veterinary services would soften also pressured shares. We remain shareholders. Animal health is an expanding industry, and we believe Dechra will continue its above-market growth, given its focus on geographic expansion and niche markets underserved by large pharmaceutical companies as well as its successful M&A strategy.

The Health Care sector has many favorable long-term attributes. Valuations are attractive, balance sheets are generally in good shape, and we are in a transformational period with major advances in science, medicine, and technology. We focus on identifying high-quality, competitively advantaged companies with great management teams that we believe will benefit from the secular trends we have identified.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND† (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE FACTSET GLOBAL FINTECH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years and Since Inception December 31, 2019^
Baron FinTech Fund — Retail Shares[1,2]	(33.46)%	3.99%
Baron FinTech Fund — Institutional Shares[1,2]	(33.30)%	4.24%
Baron FinTech Fund — R6 Shares[1,2]	(33.30)%	4.24%
S&P 500 Index[1]	(18.11)%	7.66%
FactSet Global FinTech Index [1]	(33.66)%	(4.87)%

†

The Fund’s 3-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2020.

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware, across 30 developed and emerging markets. The indexes and Baron FinTech Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index. As of 2/3/2023, the Fund has changed its primary benchmark to the FactSet Global FinTech Index from the S&P 500 Index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2022 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Visa, Inc.	5.9%
Mastercard Incorporated	5.6%
S&P Global Inc.	4.7%
Intuit Inc.	4.7%
The Charles Schwab Corp.	4.1%
LPL Financial Holdings Inc.	4.1%
Accenture plc	3.9%
MSCI, Inc.	3.6%
Endava plc	3.4%
Fair Isaac Corporation	3.1%

43.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron FinTech Fund1 declined 33.46%, underperforming the S&P 500 Index, which declined 18.11%.2

Baron FinTech Fund is a non-diversified fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was exceptionally challenging for the markets, and fintech stocks were hit especially hard, with the FactSet Global FinTech Index underperforming the S&P 500 Index by 15.55%. Investors grappled with persistently high inflation, a much more hawkish Federal Reserve, global supply-chain issues, the Russia-Ukraine war, and COVID-related lockdowns in China. However, toward year end, the markets rallied on raised expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation.

No sector contributed. Information Technology, Financials, and Industrials detracted the most.

LPL Financial Holdings Inc., the largest independent broker-dealer in the U.S., was the top contributor. Shares rose in 2022 as rising interest rates led to increases in earnings estimates. LPL is a beneficiary of rising rates because it earns a yield on the uninvested cash balances held in client accounts. We retain conviction, as LPL benefits from secular growth in the demand for financial advice and a shift among advisors toward independent models.

The top detractor was Endava plc, which provides outsourced software development for business customers. Shares fell despite strong business momentum, with 41% revenue growth over the last 12 months. The share price decline was likely due to growth moderating from elevated rates during the prior year as well as concern about macroeconomic uncertainty potentially weighing on client demand. We continue to own the stock because we believe Endava will continue gaining share in a large global market for IT services.

Despite the recent pullback, we feel positive about the growth prospects for our holdings. We believe FinTech investors are becoming more discerning about the durability of business models, expected profitability, the duration of growth, and the cost of capital. We believe greater investor discipline is healthy and should be a boon for the Fund and the types of businesses we favor. Longer term, we expect FinTech companies to benefit from secular growth trends such as the shift to electronic payments, the rise of e-commerce, the need for data and analytics to inform decision-making, the electronification of the capital markets, and the need for more modern technology and digital transformation in all areas of commerce.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

[2]	As of 2/3/2023, the Fund has changed its primary benchmark to the FactSet Global FinTech Index. As of 12/31/2022, the Fund’s primary benchmark was the S&P 500 Index.

Baron New Asia Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON NEW ASIA FUND (RETAIL SHARES)

IN RELATION TO THE MSCI AC ASIA EX JAPAN INDEX AND MSCI AC ASIA EX JAPAN IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Since Inception July 30, 2021
Baron New Asia Fund — Retail Shares[1,2]	(27.24)%	(19.15)%
Baron New Asia Fund — Institutional Shares[1,2]	(26.94)%	(18.92)%
Baron New Asia Fund — R6 Shares[1,2]	(26.84)%	(18.92)%
MSCI AC Asia ex Japan Index[1]	(19.67)%	(16.27)%
MSCI AC Asia ex Japan IMI Growth Index[1]	(24.26)%	(19.95)%

[1]

The MSCI AC Asia ex Japan Index measures the performance of large and mid cap equity securities representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia. The MSCI AC Asia ex Japan IMI Growth Index measures the performance of large, mid, and small cap securities exhibiting overall growth style characteristics across 2 of 3 developed markets countries (excluding Japan) and 8 emerging market countries in Asia. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and Baron New Asia Fund include reinvestment of dividends, net of withholding taxes, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2022 (Unaudited)	Baron New Asia Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Taiwan Semiconductor Manufacturing Company Limited	5.3%
Samsung Electronics Co., Ltd.	3.7%
Tencent Holdings Limited	3.4%
Alibaba Group Holding Limited	3.0%
Reliance Industries Limited	3.0%
Bajaj Finance Limited	2.8%
ICICI Bank Limited	2.7%
HDFC Bank Limited	2.4%
Bharti Airtel Limited	2.2%
Yum China Holdings Inc.	2.1%

30.7%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron New Asia Fund1 declined 27.24%, underperforming the MSCI AC Asia ex Japan Index, which fell 19.67%.

Baron New Asia Fund is a diversified fund that invests primarily in companies of all sizes with significant growth potential located in Asia. The Fund emphasizes securities in developing Asian markets, including frontier markets. Under normal circumstances, the Fund invests 80% of its net assets in companies located in Asia. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was an exceptionally challenging year for global equities, and Asia emerging markets (EM) were no exception. Russia’s invasion of Ukraine, tighter financial conditions to combat higher inflation, a strong U.S. dollar, and China’s economic growth decline due to its zero-COVID policy pressured Asia EM equities throughout much of the year. Toward year end, however, signs of a slowdown in inflation coupled with China’s abrupt reopening and unveiling of aggressive easing and stimulus measures helped stage a rally that continued into the start of 2023.

No country contributed meaningfully to performance. China, India, and Taiwan were the top detractors.

There were no meaningful sector contributors to performance. Information Technology, Industrials, and Consumer Discretionary detracted the most.

ICICI Bank Limited was the top contributor. Shares of India’s second largest private sector bank appreciated on strong operating trends including broad-based loan growth, net interest margin expansion, healthy fee growth, and asset quality improvement. We believe ICICI’s investments in its digital transformation will drive share gains and better profitability versus peers. The bank’s focus on the underpenetrated retail segment also provides a good runway for sustainable growth.

Semiconductor giant Taiwan Semiconductor Manufacturing Company Ltd. was the top detractor. Shares fell due to macroeconomic and geopolitical uncertainties and softening demand for consumer electronics. We retain conviction that Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, automotive, and IoT, will allow the company to deliver strong earnings growth over the next several years.

With Asia EM equities trading near a 30-year valuation low relative to the U.S. and an improving relative economic and earnings outlook for the region, we think Asia EM equities are poised for outperformance. Longer term, we believe Asia EM earnings will benefit from the investment cycle needed to fund deglobalization, supply-chain diversification, sustainability, and energy, commodity, and agricultural security; India’s productivity initiatives reaching escape velocity and driving a virtuous investment cycle; and China’s pivot to value-added economic activity. Further, we believe the 14-year U.S. dollar bull market is close to an end. As always, we are confident we have invested in well-positioned and well-managed companies with substantial long-term return potential.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Technology Fund (Unaudited)	December 31, 2022

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON TECHNOLOGY FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INFORMATION TECHNOLOGY INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
One Year and Since Inception December 31, 2021^
Baron Technology Fund — Retail Shares[1,2]	(44.40)%
Baron Technology Fund — Institutional Shares[1,2]	(44.30)%
Baron Technology Fund — R6 Shares[1,2]	(44.30)%
MSCI ACWI Information Technology Index	(31.07)%
S&P 500 Index Net[1]	(18.11)%

^	Commencement of investment operations was January 3, 2022.

[1]

The MSCI ACWI Information Technology Index includes large and mid cap securities across 23 developed markets countries and 24 emerging markets countries. All securities in the index are classified in the Information Technology as per the Global Industry Classification Standard. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The indexes and Baron Technology Fund are with dividends, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2022 (Unaudited)	Baron Technology Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2022

Percent of Net Assets*
Microsoft Corporation	10.7%
Amazon.com, Inc.	8.2%
Datadog, Inc.	3.9%
ServiceNow, Inc.	3.8%
NVIDIA Corporation	3.8%
Endava plc	3.8%
Gartner, Inc.	3.7%
CoStar Group, Inc.	3.6%
Tesla, Inc.	3.5%
Ceridian HCM Holding Inc.	3.3%

48.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron Technology Fund1 declined 44.40%, underperforming the MSCI ACWI Information Technology Index, which retreated 31.07%.

Baron Technology Fund is a non-diversified fund that invests primarily in companies of any market capitalization that we believe have durable growth potential from the development, advancement, and/or use of technology. The Fund invests principally in U.S. securities but may invest up to 35% in non-U.S. securities. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2022 was exceptionally challenging for the markets, and technology stocks were hit especially hard, with the MSCI ACWI Information Technology Index underperforming the S&P 500 Index by 12.96%. Investors grappled with persistently high inflation, a much more hawkish Federal Reserve, global supply-chain issues, the Russia-Ukraine war, and COVID-related lockdowns in China. However, toward year end, the markets rallied on raised expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation.

Professional services contributed slightly. Software, semiconductors & semiconductor equipment, and internet & direct market retail industries detracted the most.

CoStar Group, Inc. was the top contributor. Shares of the leading provider of information and marketing services to the commercial real estate industry increased as the company continued to benefit from the migration of real estate market spend to online channels. CoStar is investing aggressively to build out its residential marketing platform, which offers dramatic upside potential, in our view. The company has over $4.7 billion in cash, which we expect it to begin to deploy for opportunistic M&A.

Amazon.com, Inc. was the top detractor. Shares of the world’s largest retailer and cloud services provider declined due to broader macroeconomic weakness impacting demand for both retail and cloud. Long term, we still see significant room to grow. Amazon’s share of e-commerce is currently roughly 40%, far ahead of competition, yet is less than 15% of its total addressable market. Amazon’s more material growth driver, Amazon Web Services, is the clear leader in the vast and growing cloud infrastructure market with substantial opportunities in application software.

We invest for the long term in technology businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (106.45%)
Communication Services (4.59%)
	Alternative Carriers (4.26%)
4,000,000	Iridium Communications, Inc.[1]	$130,869,959	$205,600,000

	Movies & Entertainment (0.33%)
200,000	Spotify Technology SA1,2	50,081,483	15,790,000

Total Communication Services		180,951,442	221,390,000

Consumer Discretionary (45.78%)
	Automobile Manufacturers (31.01%)
12,150,000	Tesla, Inc.[1,5]	183,531,738	1,496,637,000

	Casinos & Gaming (0.99%)
1,200,000	Red Rock Resorts, Inc., Cl A	37,336,710	48,012,000

	Hotels, Resorts & Cruise Lines (8.33%)
80,000	Airbnb, Inc., Cl A1	8,087,119	6,840,000
3,325,000	Hyatt Hotels Corp., Cl A1	115,871,182	300,746,250
700,000	Marriott Vacations Worldwide Corp.	81,762,309	94,213,000

		205,720,610	401,799,250

	Leisure Facilities (5.19%)
1,050,000	Vail Resorts, Inc.	64,124,520	250,267,500

	Restaurants (0.26%)
1,200,000	Krispy Kreme, Inc.	19,468,869	12,384,000

Total Consumer Discretionary		510,182,447	2,209,099,750

Financials (24.98%)
	Asset Management & Custody Banks (1.48%)
150,000	Brookfield Asset Management Ltd., Cl A1,2	3,937,523	4,300,500
1,000,000	Brookfield Corp.[2]	29,391,130	31,460,000
550,000	Cohen & Steers, Inc.	43,276,852	35,508,000

		76,605,505	71,268,500

	Financial Exchanges & Data (7.91%)
720,000	FactSet Research Systems, Inc.	55,503,768	288,871,200
200,000	MSCI, Inc.	62,888,713	93,034,000

		118,392,481	381,905,200

	Investment Banking & Brokerage (7.07%)
4,100,000	The Charles Schwab Corp.	100,494,277	341,366,000

	Property & Casualty Insurance (8.52%)
6,550,000	Arch Capital Group Ltd.[1,2]	30,153,582	411,209,000

Total Financials		325,645,845	1,205,748,700

Health Care (7.99%)
	Health Care Equipment (6.76%)
800,000	IDEXX Laboratories, Inc.[1]	35,048,047	326,368,000

	Health Care Supplies (0.98%)
7,000,000	Figs, Inc., Cl A1	80,455,037	47,110,000

	Life Sciences Tools & Services (0.25%)
60,000	Illumina, Inc.[1]	14,318,645	12,132,000

Total Health Care		129,821,729	385,610,000

Industrials (12.67%)
	Aerospace & Defense (0.69%)
125,625	HEICO Corp.	9,632,520	19,301,025
116,875	HEICO Corp., Cl A	7,586,429	14,007,469

		17,218,949	33,308,494

Shares		Cost	Value
Common Stocks (continued)
Industrials (continued)

	Industrial Machinery (0.21%)
5,750,000	Velo3D, Inc.[1]	$17,969,464	$10,292,500

	Research & Consulting Services (11.77%)
7,350,000	CoStar Group, Inc.[1]	98,974,400	568,008,000

Total Industrials		134,162,813	611,608,994

Information Technology (8.26%)
	Application Software (1.04%)
800,000	Guidewire Software, Inc.[1]	65,756,542	50,048,000

	Data Processing & Outsourced Services (1.70%)
59,246	Adyen N.V., 144A (Netherlands)[1,2,6]	53,544,383	82,248,197

	Internet Services & Infrastructure (0.65%)
900,000	Shopify, Inc., Cl A1,2	97,842,954	31,239,000

	IT Consulting & Other Services (4.87%)
700,000	Gartner, Inc.[1]	83,980,674	235,298,000

Total Information Technology		301,124,553	398,833,197

Real Estate (2.18%)
	Office REITs (0.22%)
663,000	Douglas Emmett, Inc.	18,536,465	10,395,840

	Specialized REITs (1.96%)
1,819,296	Gaming and Leisure Properties, Inc.	57,529,251	94,767,128

Total Real Estate		76,065,716	105,162,968

Total Common Stocks		1,657,954,545	5,137,453,609

Private Common Stocks (5.17%)
Communication Services (0.87%)
	Interactive Media & Services (0.87%)
60,000	X Holdings I, Inc.[1,3,4,7]	60,000,000	42,121,800

Consumer Discretionary (0.46%)
	Internet & Direct Marketing Retail (0.46%)
197,613	StubHub Holdings, Inc., Cl A1,3,4,7	50,000,041	22,138,585

Industrials (3.84%)
	Aerospace & Defense (3.84%)
2,216,310	Space Exploration Technologies Corp., Cl A1,3,4,7	29,920,185	163,038,302
302,210	Space Exploration Technologies Corp., Cl C1,3,4,7	4,079,835	22,231,459

Total Industrials		34,000,020	185,269,761

Total Private Common Stocks		144,000,061	249,530,146

Private Convertible Preferred Stocks (0.16%)
Industrials (0.16%)
	Electrical Components & Equipment (0.16%)
21,213,656	Northvolt AB, Series E2 (Sweden)[1,2,3,4,7]	7,843,621	7,651,108

24	See Notes to Financial Statements.

December 31, 2022	Baron Partners Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Shares		Cost	Value
Private Preferred Stocks (8.44%)
Industrials (8.44%)
	Aerospace & Defense (8.44%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,7	$41,999,985	$228,862,420
131,657	Space Exploration Technologies Corp., Cl I1,3,4,7	22,250,032	96,850,769
111,111	Space Exploration Technologies Corp., Cl N1,3,4,7	29,999,970	81,736,526

Total Private Preferred Stocks		94,249,987	407,449,715

Principal Amount
Short Term Investments (0.01%)
$305,352	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $305,483; (Fully Collateralized by $324,500 U.S. Treasury Note, 3.25% due 6/30/2029 Market value - $311,495)[6]	305,352	305,352

Total Investments (120.23%)		$1,904,353,566	5,802,389,930

Liabilities Less Cash and Other Assets (-20.23%)			(976,486,129)

Net Assets			$4,825,903,801

Retail Shares (Equivalent to $111.55 per share based on 19,151,070 shares outstanding)			$2,136,389,274

Institutional Shares (Equivalent to $115.85 per share based on 20,109,198 shares outstanding)			$2,329,663,028

R6 Shares (Equivalent to $115.84 per share based on 3,106,363 shares outstanding)			$359,851,499

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2022, the market value of restricted and fair valued securities amounted to $664,630,969 or 13.77% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the market value of Rule 144A securities amounted to $82,248,197 or 1.70% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Focused Growth Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (80.43%)
Communication Services (6.87%)
	Alternative Carriers (4.50%)
637,064	Iridium Communications, Inc.	$12,123,685	$32,745,089

	Movies & Entertainment (2.37%)
400,000	Manchester United PLC, Cl A2	8,839,194	9,332,000
100,000	Spotify Technology SA1,2	11,540,706	7,895,000

		20,379,900	17,227,000

Total Communication Services		32,503,585	49,972,089

Consumer Discretionary (33.21%)
	Automobile Manufacturers (10.41%)
615,000	Tesla, Inc.[1,5]	8,168,271	75,755,700

	Casinos & Gaming (5.22%)
470,000	Penn Entertainment, Inc.[1]	8,830,397	13,959,000
600,000	Red Rock Resorts, Inc., Cl A	16,360,388	24,006,000

		25,190,785	37,965,000

	Hotels, Resorts & Cruise Lines (10.90%)
155,000	Choice Hotels International, Inc.	5,375,923	17,459,200
500,000	Hyatt Hotels Corp., Cl A1	24,424,809	45,225,000
123,200	Marriott Vacations Worldwide Corp.	16,153,143	16,581,488

		45,953,875	79,265,688

	Leisure Facilities (5.24%)
160,000	Vail Resorts, Inc.	20,444,411	38,136,000

	Restaurants (1.44%)
1,016,815	Krispy Kreme, Inc.	14,167,372	10,493,531

Total Consumer Discretionary		113,924,714	241,615,919

Financials (17.52%)
	Financial Exchanges & Data (9.76%)
90,000	FactSet Research Systems, Inc.	12,084,401	36,108,900
75,000	MSCI, Inc.	36,079,367	34,887,750

		48,163,768	70,996,650

	Property & Casualty Insurance (7.76%)
900,000	Arch Capital Group Ltd.[1,2]	25,104,585	56,502,000

Total Financials		73,268,353	127,498,650

Health Care (5.04%)
	Health Care Equipment (1.57%)
28,000	IDEXX Laboratories, Inc.[1]	12,242,434	11,422,880

	Health Care Supplies (3.47%)
3,750,000	Figs, Inc., Cl A1	36,911,667	25,237,500

Total Health Care		49,154,101	36,660,380

Shares		Cost	Value
Common Stocks (continued)
Industrials (9.43%)
	Research & Consulting Services (9.43%)
580,000	CoStar Group, Inc.[1]	$10,184,660	$44,822,400
135,000	Verisk Analytics, Inc.	23,796,439	23,816,700

Total Industrials		33,981,099	68,639,100

Information Technology (6.03%)
	Application Software (5.03%)
60,700	ANSYS, Inc.[1]	14,656,795	14,664,513
350,000	Guidewire Software, Inc.[1]	34,820,617	21,896,000

		49,477,412	36,560,513

	Internet Services & Infrastructure (1.00%)
210,000	Shopify, Inc., Cl A1,2	7,036,432	7,289,100

Total Information Technology		56,513,844	43,849,613

Real Estate (2.33%)
	Office REITs (0.65%)
302,313	Douglas Emmett, Inc.	4,781,894	4,740,268

	Residential REITs (0.98%)
235,000	American Homes 4 Rent, Cl A	5,062,679	7,082,900

	Specialized REITs (0.70%)
35,000	Alexandria Real Estate Equities, Inc.[4]	5,050,094	5,098,450

Total Real Estate		14,894,667	16,921,618

Total Common Stocks		374,240,363	585,157,369

Private Common Stocks (7.81%)
Industrials (7.81%)
	Aerospace & Defense (7.81%)
629,570	Space Exploration Technologies Corp., Cl A1,3,4,7	26,390,845	46,313,026
143,170	Space Exploration Technologies Corp., Cl C1,3,4,7	6,808,820	10,532,008

Total Private Common Stocks		33,199,665	56,845,034

Private Preferred Stocks (4.08%)
Industrials (4.08%)
	Aerospace & Defense (4.08%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,7	4,000,050	21,796,701
1,479	Space Exploration Technologies Corp., Cl I1,3,4,7	249,951	1,087,996
9,259	Space Exploration Technologies Corp., Cl N1,3,4,7	2,499,930	6,811,194

Total Private Preferred Stocks		6,749,931	29,695,891

26	See Notes to Financial Statements.

December 31, 2022	Baron Focused Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Principal Amount		Cost	Value
Short Term Investments (10.09%)
$73,387,599	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $73,418,993; (Fully Collateralized by $11,346,600 U.S.Treasury Note, 2.375% due 5/15/2029 Market value - $10,381,950 and $67,165,300 U.S. Treasury Note, 3.25% due 6/30/2029 Market value - $64,473,449)[6]	$73,387,599	$73,387,599

Total Investments (102.41%)		$487,577,558	745,085,893

Liabilities Less Cash and Other Assets (-2.41%)			(17,569,438)

Net Assets			$727,516,455

Retail Shares (Equivalent to $28.61 per share based on 6,093,503 shares outstanding)			$174,316,730

Institutional Shares (Equivalent to $29.82 per share based on 10,072,596 shares outstanding)			$300,322,300

R6 Shares (Equivalent to $29.84 per share based on 8,474,301 shares outstanding)			$252,877,425

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2022, the market value of restricted and fair valued securities amounted to $86,540,925 or 11.90% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[7]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	27

Baron International Growth Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (97.15%)
Australia (0.60%)
205,746	Newcrest Mining Limited[3]	$4,038,145	$2,885,034

Brazil (3.15%)
225,742	Afya Ltd., Cl A1	3,607,509	3,526,090
706,310	B3 S.A. - Brasil, Bolsa, Balcao[3]	1,820,358	1,764,802
1,084,717	Hapvida Participacoes e Investimentos SA, 144A1,3	1,638,927	1,045,269
203,588	StoneCo Ltd., Cl A1	2,003,706	1,921,871
752,643	Suzano SA3	7,359,682	6,949,219

Total Brazil		16,430,182	15,207,251

Canada (2.86%)
104,413	Agnico Eagle Mines Ltd.	5,061,400	5,428,432
5,360	Constellation Software, Inc.	753,415	8,368,409

Total Canada		5,814,815	13,796,841

China (10.38%)
54,651	Alibaba Group Holding Limited, ADR[1]	5,535,110	4,814,207
32,406	Baidu, Inc., ADR[1]	3,785,290	3,706,598
106,742	China Tourism Group Duty Free Corporation Ltd., Cl A3	3,015,980	3,304,056
911,536	Estun Automation Co. Ltd., Cl A3	3,509,056	2,838,158
556,395	Full Truck Alliance Co. Ltd., ADR[1]	4,096,358	4,451,160
369,613	Galaxy Entertainment Group Ltd.[1,3]	2,307,895	2,430,076
54,307	GDS Holdings Limited, ADR[1]	1,525,275	1,119,810
45,737	JD.com, Inc., ADR[1]	2,701,208	2,567,218
18,506	JD.com, Inc., Cl A1,3	603,389	516,625
327,899	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	2,822,380	2,973,321
1,445,015	Kingdee International Software Group Co. Ltd.[1,3]	1,129,407	3,066,460
940,208	Kingsoft Corp. Ltd.[3]	3,687,158	3,115,903
546,516	Midea Group Co., Ltd., Cl A3	4,213,874	4,055,853
74,570	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	2,504,563	3,381,581
41,773	Tencent Holdings Limited[3]	633,697	1,771,190
29,893	Tencent Holdings Limited, ADR	1,870,476	1,266,268
48,221	Yum China Holdings, Inc.	2,343,942	2,635,278
68,216	Zai Lab Limited, ADR[1]	1,631,707	2,094,231

Total China		47,916,765	50,107,993

Denmark (1.48%)
168,945	Genmab A/S, ADR[1]	6,673,504	7,159,889

France (8.64%)
147,879	BNP Paribas S.A.[3]	5,529,943	8,420,102
97,330	Eurofins Scientific SE3	2,721,696	6,988,112
8,907	LVMH Moët Hennessy Louis Vuitton SE3	2,802,671	6,481,556
42,700	Pernod Ricard SA3	8,253,649	8,400,048
418,139	Vivendi SE3	3,847,828	3,994,453
242,654	Waga Energy SA1	6,991,692	7,402,842

Total France		30,147,479	41,687,113

Germany (2.86%)
118,236	Befesa SA, 144A3	5,206,699	5,703,596
235,944	Mister Spex SE1	6,633,159	1,016,579
65,317	Symrise AG3	5,758,112	7,093,753

Total Germany		17,597,970	13,813,928

Hong Kong (1.51%)
292,510	AIA Group Ltd.[3]	2,439,137	3,230,299
33,852	Hong Kong Exchanges & Clearing Ltd.[3]	1,389,468	1,454,629
233,058	Techtronic Industries Co. Ltd.[3]	1,968,623	2,588,537

Total Hong Kong		5,797,228	7,273,465

Shares		Cost	Value
Common Stocks (continued)
India (6.85%)
89,220	Bajaj Finance Limited[3]	$4,565,293	$7,067,540
670,497	Bharti Airtel Ltd. PP3	3,462,101	3,506,828
2,775,632	Edelweiss Financial Services Ltd.[3]	2,338,220	2,145,578
192,887	Godrej Properties Ltd.[1,3]	2,367,567	2,851,023
188,193	HDFC Bank Ltd.[3]	2,954,887	3,691,133
2,458,395	JM Financial Limited[3]	2,893,665	2,119,268
231,007	Max Financial Services Limited[1,3]	1,504,024	1,886,278
688,913	Nippon Life India Asset Management Ltd., 144A3	2,429,190	2,071,565
251,616	Reliance Industries Limited[3]	5,490,484	7,724,765

Total India		28,005,431	33,063,978

Ireland (0.96%)
486,773	Bank of Ireland Group PLC[3]	3,582,772	4,638,613

Israel (1.07%)
257,657	Innovid Corp.[1]	2,549,125	440,593
76,364	SimilarWeb Ltd.[1]	1,513,124	491,021
398,398	Taboola.com Ltd.[1]	3,771,018	1,227,066
38,998	Wix.com Ltd.[1]	2,392,492	2,996,216

Total Israel		10,225,759	5,154,896

Italy (2.46%)
304,151	Stevanato Group SpA	6,373,893	5,465,594
180,573	Tenaris SA3	2,273,565	3,166,835
92,452	Tenaris SA, ADR	2,463,819	3,250,612

Total Italy		11,111,277	11,883,041

Japan (9.35%)
137,747	Japan Airport Terminal Co. Ltd.[1,3]	5,802,383	6,793,300
22,724	Keyence Corporation[3]	8,191,936	8,822,468
246,200	MonotaRO Co, Ltd.[3]	2,446,063	3,467,943
105,520	Okamoto Industries, Inc.[3]	4,831,807	2,958,250
153,600	Recruit Holdings Co, Ltd.[3]	3,788,290	4,807,983
565,360	Renesas Electronics Corp.[1,3]	6,943,128	4,996,798
285,300	SMS Co. Ltd.[3]	8,001,168	7,216,604
11,352	Tokyo Electron Limited[3]	2,701,964	3,335,543
1,101,744	Z Holdings Corporation[3]	5,279,772	2,751,623

Total Japan		47,986,511	45,150,512

Korea, Republic of (2.72%)
94,120	Coupang, Inc., Cl A1	1,131,544	1,384,505
56,167	Hyundai Heavy Industries Co. Ltd.[1,3]	5,192,629	5,176,529
117,157	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	10,876,327	6,587,975

Total Korea, Republic of		17,200,500	13,149,009

Mexico (0.72%)
982,287	Grupo Mexico S.A.B. de C.V., Series B	2,636,647	3,463,070

Netherlands (6.48%)
190,455	AMG Advanced Metallurgical Group NV3	5,037,611	7,039,582
31,524	argenx SE, ADR[1]	1,346,356	11,942,237
56,691	Koninklijke DSM NV3	8,276,192	6,961,346
221,130	Universal Music Group NV3	4,625,676	5,347,512

Total Netherlands		19,285,835	31,290,677

Norway (0.91%)
1,985,524	Aker Carbon Capture ASA[1,3]	3,910,513	2,330,298
277,292	Norsk Hydro ASA[3]	1,730,892	2,072,027

Total Norway		5,641,405	4,402,325

28	See Notes to Financial Statements.

December 31, 2022	Baron International Growth Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (continued)
Peru (0.93%)
33,255	Credicorp, Ltd.	$4,742,171	$4,511,373

Poland (2.28%)
55,785	Dino Polska SA, 144A1,3	4,025,150	4,791,052
732,637	InPost SA1,3	10,196,922	6,189,870

Total Poland		14,222,072	10,980,922

Russia (0.00%)
487,800	Sberbank of Russia PJSC[1,2,4]	1,644,868	383

Spain (3.45%)
85,854	Cellnex Telecom S.A., 144A3	4,589,734	2,847,881
1,317,072	eDreams ODIGEO SA1,3	10,498,902	5,559,922
310,534	Industria de Diseno Textil, S.A.[3]	9,881,964	8,248,104

Total Spain		24,970,600	16,655,907

Sweden (1.25%)
331,088	Epiroc AB, Cl A3	4,910,056	6,028,816

Switzerland (5.83%)
360,168	Clariant AG3	7,368,151	5,719,983
29,849	Compagnie Financiere Richemont SA3	3,494,052	3,870,219
18,212,446	Meyer Burger Technology AG1,3	7,465,722	10,582,659
68,981	Nestle S.A.[3]	7,389,937	7,967,951

Total Switzerland		25,717,862	28,140,812

Taiwan (1.60%)
103,537	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	10,279,679	7,712,471

United Kingdom (14.20%)
202,571	AstraZeneca PLC, ADR	8,867,929	13,734,314
855,972	B&M European Value Retail S.A.[3]	3,563,157	4,248,873
472,416	Ceres Power Holdings PLC[1,3]	4,390,275	1,997,117
85,286	Dechra Pharmaceuticals PLC[3]	2,771,384	2,688,199
36,289	Endava plc, ADR[1]	725,780	2,776,108
170,217	Experian plc[3]	3,928,940	5,764,966
274,336	Future PLC[3]	3,934,771	4,181,532
901,912	Glencore PLC[3]	3,799,703	6,014,530
165,379	J D Wetherspoon PLC[1,3]	1,830,729	883,514
34,980	Linde Public Limited Company[3]	6,288,750	11,402,119
4,462,095	Lloyds Banking Group[3]	1,537,604	2,435,022
1,606,733	S4 Capital PLC[1,3]	4,110,670	3,673,796
443,392	WANdisco plc[1]	3,824,622	4,931,557
389,494	Watches of Switzerland Group PLC, 144A1,3	3,446,481	3,805,534

Total United Kingdom		53,020,795	68,537,181

United States (4.48%)
50,934	Agilent Technologies, Inc.	2,577,583	7,622,273
222,670	Arch Capital Group Ltd.[1]	5,203,272	13,979,223

Total United States		7,780,855	21,601,496

Uruguay (0.13%)
41,140	Dlocal Ltd.[1]	932,421	640,550

Total Common Stocks		428,313,604	468,937,546

Warrants (0.01%)
Israel (0.01%)
16,052	Innovid Corp. Exp 12/31/2027[1]	27,444	6,420
56,745	Taboola.com Ltd. Exp 6/29/2026[1]	104,540	27,805

Total Warrants		131,984	34,225

Principal Amount		Cost	Value
Short Term Investments (2.98%)
$14,380,099	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $14,386,250; (Fully Collateralized by $16,817,400 U.S. Treasury Note, 1.5% due 11/30/2028 Market value - $14,667,703)[3]	$14,380,099	$14,380,099

Total Investments (100.14%)		$442,825,687	483,351,870

Liabilities Less Cash and Other Assets (-0.14%)			(694,787)

Net Assets			$482,657,083

Retail Shares (Equivalent to $23.80 per share based on 2,807,621 shares outstanding)			$66,811,459

Institutional Shares (Equivalent to $24.29 per share based on 12,501,077 shares outstanding)			$303,651,896

R6 Shares (Equivalent to $24.28 per share based on 4,621,517 shares outstanding)			$112,193,728

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	At December 31, 2022, the market value of restricted and fair valued securities amounted to $383 or 0.00% of net assets. This security is not deemed liquid. See Note 6 regarding Restricted Securities.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the market value of Rule 144A securities amounted to $20,264,897 or 4.20% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2022	Percentage of Net Assets

Industrials	15.5%

Materials	14.1

Health Care	12.9

Information Technology	12.8

Financials	12.3

Consumer Discretionary	12.3

Communication Services	7.8

Energy	4.5

Consumer Staples	4.4

Real Estate	0.6

Cash and Cash Equivalents*	2.8
	100.0	%**

*	Includes short term investments.
**	Individual weights may not sum to displayed total due to rounding.

See Notes to Financial Statements.	29

Baron Real Estate Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (89.01%)
Consumer Discretionary (29.28%)
	Casinos & Gaming (5.91%)
324,350	Boyd Gaming Corporation	$4,835,157	$17,686,806
277,455	Las Vegas Sands Corp.[1]	9,132,873	13,337,262
730,106	MGM Resorts International	25,381,716	24,480,454
496,840	Red Rock Resorts, Inc., Cl A	3,556,669	19,878,568

		42,906,415	75,383,090

	Distributors (2.55%)
107,400	Pool Corp.	39,791,393	32,470,242

	Home Improvement Retail (4.77%)
540,550	Floor & Decor Holdings, Inc., Cl A1	40,522,814	37,638,497
11,250	The Home Depot, Inc.	1,033,809	3,553,425
99,000	Lowe’s Companies, Inc.	11,176,831	19,724,760

		52,733,454	60,916,682

	Homebuilding (11.72%)
450,547	D.R. Horton, Inc.	30,870,860	40,161,760
525,149	Lennar Corp., Cl A	39,097,942	47,525,984
1,240,150	Toll Brothers, Inc.	58,498,507	61,908,288

		128,467,309	149,596,032

	Hotels, Resorts & Cruise Lines (2.58%)
56,050	Hilton Worldwide Holdings, Inc.	7,070,760	7,082,478
68,900	Hyatt Hotels Corp., Cl A1	5,133,050	6,232,005
145,736	Marriott Vacations Worldwide Corp.	8,801,307	19,614,608

		21,005,117	32,929,091

	Leisure Facilities (1.75%)
93,900	Vail Resorts, Inc.	24,987,918	22,381,065

Total Consumer Discretionary		309,891,606	373,676,202

Financials (7.34%)
	Asset Management & Custody Banks (7.34%)
266,800	Blackstone, Inc.	25,876,807	19,793,892
539,906	Brookfield Asset Management Ltd., Cl A1,2	14,447,415	15,479,105
1,855,025	Brookfield Corp.[2]	51,416,272	58,359,087

Total Financials		91,740,494	93,632,084

Industrials (12.38%)

	Building Products (4.01%)
371,350	Fortune Brands Innovations, Inc. (formerly, Fortune Brands Home & Security, Inc.)	20,182,502	21,207,799
707,550	Trex Co., Inc.[1]	38,423,252	29,950,591

		58,605,754	51,158,390

	Research & Consulting Services (5.32%)
878,800	CoStar Group, Inc.[1]	47,961,154	67,913,664

	Trading Companies & Distributors (3.05%)
332,185	SiteOne Landscape Supply, Inc.[1]	39,742,334	38,971,944

Total Industrials		146,309,242	158,043,998

Shares		Cost	Value
Common Stocks (continued)
Materials (3.73%)
	Construction Materials (2.28%)
166,300	Vulcan Materials Co.	$22,796,570	$29,120,793

	Specialty Chemicals (1.45%)
77,650	The Sherwin-Williams Co.	16,570,029	18,428,674

Total Materials		39,366,599	47,549,467

Real Estate (35.30%)
	Industrial REITs (8.21%)
593,200	Prologis, Inc.	60,877,935	66,871,436
693,459	Rexford Industrial Realty, Inc.	35,755,743	37,890,600

		96,633,678	104,762,036

	Real Estate Services (6.80%)
630,350	CBRE Group, Inc., Cl A1	33,666,130	48,511,736
240,157	Jones Lang LaSalle, Inc.[1]	30,891,454	38,273,821

		64,557,584	86,785,557

	Residential REITs (2.86%)
347,950	American Homes 4 Rent, Cl A	11,205,115	10,487,213
248,500	Equity LifeStyle Properties, Inc.	13,469,267	16,053,100
337,700	Invitation Homes, Inc.	7,823,352	10,009,428

		32,497,734	36,549,741

	Specialized REITs (17.43%)
123,450	Alexandria Real Estate Equities, Inc.[3]	12,660,306	17,982,962
259,000	American Tower Corp.	47,233,210	54,871,740
75,840	Equinix, Inc.	34,919,562	49,677,475
93,150	Extra Space Storage, Inc.	14,792,700	13,709,817
382,848	Gaming and Leisure Properties, Inc.	12,713,275	19,942,552
115,254	Public Storage	40,399,114	32,293,018
121,450	SBA Communications Corp.	35,623,549	34,043,650

		198,341,716	222,521,214

Total Real Estate		392,030,712	450,618,548

Special Purpose Acquisition Company (0.98%)
1,250,000	Fifth Wall Acquisition Corp. III, Cl A1,2	12,500,000	12,562,500

Total Common Stocks		991,838,653	1,136,082,799

30	See Notes to Financial Statements.

December 31, 2022	Baron Real Estate Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Principal Amount		Cost	Value
Short Term Investments (11.02%)
$140,644,217	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $140,704,381; (Fully Collateralized by $11,805,700 U.S.Treasury Note, 2.375% due 5/15/2029 Market value - $10,802,019 and $152,097,000 U.S. Treasury Note, 1.5% due 11/30/2028 Market value - $132,655,088)[4]	$140,644,217	$140,644,217

Total Investments (100.03%)		$1,132,482,870	1,276,727,016

Liabilities Less Cash and Other Assets (-0.03%)			(369,213)

Net Assets			$1,276,357,803

Retail Shares (Equivalent to $27.86 per share based on 11,560,580 shares outstanding)			$322,028,606

Institutional Shares (Equivalent to $28.73 per share based on 32,328,373 shares outstanding)			$928,677,650

R6 Shares (Equivalent to $28.73 per share based on 892,990 shares outstanding)			$25,651,547

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	31

Baron Emerging Markets Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (93.22%)
Brazil (5.69%)
19,523,896	Aeris Indústria E Comércio De Equipamentos Para Geracão De Energia SA3	$20,530,702	$4,194,508
1,932,753	Afya Ltd., Cl A1	45,636,673	30,189,602
1,598,080	Azul SA1,3	5,204,673	3,286,759
362,459	Azul SA, ADR[1]	3,224,365	2,214,624
12,105,223	B3 S.A. - Brasil, Bolsa, Balcao[3]	29,506,117	30,246,378
21,194,813	Hapvida Participacoes e Investimentos SA, 144A1,3	27,226,432	20,424,020
2,199,111	Inter & Co., Inc. BDR[3]	8,819,846	4,632,454
3,785,041	Localiza Rent a Car SA3	22,600,450	37,584,497
3,010,743	StoneCo Ltd., Cl A1	33,226,861	28,421,414
10,255,945	Suzano SA3	96,268,121	94,694,052
992,821	XP, Inc., Cl A1	27,516,252	15,229,874

Total Brazil		319,760,492	271,118,182

China (31.71%)
1,655,301	Alibaba Group Holding Limited, ADR[1]	143,760,816	145,815,465
596,493	Baidu, Inc., ADR[1]	74,087,335	68,226,869
7,837,568	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A3	33,981,583	37,655,733
26,680,767	China Conch Environment Protection Holdings Ltd.[1,3]	10,883,176	10,743,997
7,344,029	China Conch Venture Holdings Ltd.[3]	23,973,274	15,931,602
14,701,725	China Mengniu Dairy Co. Ltd.[3]	31,619,318	66,291,700
1,520,232	China Tourism Group Duty Free Corporation Ltd., Cl A3	30,787,869	47,056,747
19,172,780	Estun Automation Co. Ltd., Cl A3	72,215,865	59,696,368
9,550,569	Full Truck Alliance Co. Ltd., ADR[1]	76,664,311	76,404,552
7,665,878	Galaxy Entertainment Group Ltd.[1,3]	52,765,699	50,400,472
2,631,830	GDS Holdings Limited, Cl A1,3	26,325,865	6,814,815
799,930	GDS Holdings Limited, ADR[1]	24,117,091	16,494,557
4,618,632	Glodon Co. Ltd., Cl A3	25,321,297	39,748,579
4,088,050	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	22,020,024	15,026,754
1,938,892	Hangzhou Tigermed Consulting Co. Ltd., Cl A3	23,205,875	29,132,944
3,029,378	Hua Hong Semiconductor Limited, 144A1,3	5,675,914	10,497,413
1,021,828	JD.com, Inc., ADR[1]	59,923,356	57,355,206
209,580	JD.com, Inc., Cl A1,3	7,645,515	5,850,765
7,213,046	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	60,971,462	65,406,414
22,207,666	Kingdee International Software Group Co. Ltd.[1,3]	9,948,397	47,126,790
17,463,369	Kingsoft Corp. Ltd.[3]	64,815,436	57,874,609
6,777,483	Lufax Holding Ltd., ADR	31,203,360	13,148,317
9,336,810	Midea Group Co., Ltd., Cl A3	54,136,283	69,291,398
9,730,536	NARI Technology Co. Ltd., Cl A3	37,252,489	34,006,155
2,503,214	Shanghai Henlius Biotech, Inc., Cl H, 144A1,3	15,214,653	4,083,784
1,063,029	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	30,631,747	48,205,961
3,633,168	Shenzhou International Group Holdings Ltd.[3]	15,562,046	40,516,533
2,765,622	Tencent Holdings Limited[3]	54,927,698	117,263,379
309,929	Tencent Holdings Limited, ADR	15,746,484	13,128,592
10,444,864	Venustech Group, Inc., Cl A3	52,448,782	39,121,345
4,255,454	Wuxi Biologics Cayman, Inc., 144A1,3	31,398,616	32,230,403
847,322	Yum China Holdings, Inc.	42,937,446	46,306,147
550,529	Yum China Holdings, Inc., (Hong Kong)[3]	29,260,696	30,741,477
5,446,371	Yunnan Baiyao Group Co. Ltd., Cl A3	54,381,334	42,527,254

Shares		Cost	Value
Common Stocks (continued)

China (continued)
1,086,768	Zai Lab Limited, ADR[1]	$23,028,700	$33,363,778
2,657,482	Zhejiang Dingli Machinery Co. Ltd., Cl A3	22,089,249	18,235,828

Total China		1,390,929,061	1,511,722,702

Hong Kong (3.77%)
4,458,215	AIA Group Ltd.[3]	41,369,520	49,233,769
19,106,298	Budweiser Brewing Co. APAC Ltd., 144A3	59,315,525	59,726,205
666,824	Hong Kong Exchanges & Clearing Ltd.[3]	27,709,878	28,653,587
3,803,097	Techtronic Industries Co. Ltd.[3]	14,941,977	42,240,374

Total Hong Kong		143,336,900	179,853,935

India (21.74%)
3,853,312	Aarti Industries Ltd.[3]	38,758,101	28,361,675
1,023,320	Aarti Pharmalabs Ltd.[1,2,4]	5,978,189	4,695,422
468,916	Asian Paints Ltd.[3]	10,355,106	17,432,489
1,547,732	Bajaj Finance Limited[3]	55,713,607	122,603,200
8,191,366	Bharti Airtel Ltd.[3]	60,805,600	79,661,974
877,087	Bharti Airtel Ltd. PP3	1,566,815	4,587,333
770,186	Divi’s Laboratories Ltd.[3]	7,391,068	31,722,990
36,262,120	Edelweiss Financial Services Ltd.[3]	51,031,635	28,030,808
3,968,110	Godrej Consumer Products Ltd.[1,3]	49,520,943	41,866,428
2,023,308	Godrej Properties Ltd.[1,3]	39,225,854	29,906,101
3,904,231	HDFC Bank Ltd.[3]	61,833,249	76,575,828
6,154,358	ICICI Bank Ltd.[3]	61,621,173	66,194,843
963,399	ICICI Lombard General Insurance Co. Ltd., 144A3	15,909,550	14,384,280
43,464,202	JM Financial Limited[3]	61,649,851	37,468,462
4,037,947	Jubilant FoodWorks Ltd.[3]	33,254,240	24,895,116
5,053,057	Max Financial Services Ltd.[1,3]	36,649,139	41,260,533
3,019,116	Muthoot Finance Ltd.[3]	45,355,213	38,749,603
10,371,017	Nippon Life India Asset Management Ltd., 144A3	35,610,795	31,185,703
4,152,706	Reliance Industries Limited[3]	78,425,683	127,490,610
4,128,052	SBI Life Insurance Company Limited, 144A3	43,123,777	61,268,771
4,089,369	Tata Communications Ltd.[3]	24,719,031	62,903,908
3,259,524	Tata Consumer Products Ltd.[3]	11,391,576	30,166,742
1,124,284	Titan Co. Ltd.[3]	16,713,845	35,275,850

Total India		846,604,040	1,036,688,669

Indonesia (2.62%)
245,542,971	Bank Rakyat Indonesia (Persero) Tbk PT3	71,971,521	77,849,425
99,307,116	Merdeka Copper Gold Tbk PT1,3	29,748,547	26,236,235
34,866,071	PT Bank Negara Indonesia (Persero) Tbk[3]	20,986,769	20,657,014

Total Indonesia		122,706,837	124,742,674

Italy (1.31%)
1,789,767	Tenaris SA3	22,511,065	31,388,396
890,117	Tenaris SA, ADR	22,981,905	31,296,514

Total Italy		45,492,970	62,684,910

Japan (1.07%)
131,465	Keyence Corporation[3]	48,760,020	51,040,564

32	See Notes to Financial Statements.

December 31, 2022	Baron Emerging Markets Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (continued)
Korea, Republic of (7.77%)
1,727,877	Coupang, Inc., Cl A1	$20,543,215	$25,417,071
606,209	Hyundai Heavy Industries Co. Ltd.[3]	31,766,411	55,870,143
923,409	Korea Aerospace Industries Ltd.[1,3]	30,289,331	37,319,614
1,412,030	Korea Shipbuilding & Offshore Engineering Co. Ltd.[3]	140,960,990	79,401,304
3,931,949	Samsung Electronics Co., Ltd.[3]	129,645,519	172,585,995

Total Korea, Republic of		353,205,466	370,594,127

Mexico (2.32%)
10,646,148	Grupo Mexico S.A.B. de C.V., Series B	26,802,868	37,533,183
20,604,393	Wal-Mart de Mexico, S.A.B de C.V.[1]	48,395,872	72,831,478

Total Mexico		75,198,740	110,364,661

Norway (0.46%)
2,950,296	Norsk Hydro ASA[1,3]	18,510,069	22,045,685

Peru (1.30%)
458,041	Credicorp, Ltd.	57,988,607	62,137,842

Philippines (1.85%)
63,726,965	Ayala Land, Inc.[3]	46,875,405	35,375,382
27,652,201	BDO Unibank, Inc.[3]	48,718,104	52,585,588

Total Philippines		95,593,509	87,960,970

Poland (1.19%)
6,732,703	InPost SA1,3	109,620,766	56,882,950

Russia (0.02%)
2,384,838	Fix Price Group Ltd., GDR[1,2,4]	20,761,023	95,393
4,746,202	Fix Price Group Ltd., GDR, 144A1,2,4	46,272,864	189,848
1,873,612	Ozon Holdings PLC, ADR[1,2,4]	76,824,628	374,722
17,949,100	Sberbank of Russia PJSC[1,2,4]	64,206,206	14,092
809,897	Yandex N.V., Cl A1,2,4	16,974,482	299,662

Total Russia		225,039,203	973,717

South Africa (1.53%)
1,447,153	Gold Fields Ltd.[3]	15,245,377	15,028,451
3,482,547	Gold Fields Ltd., ADR	35,515,975	36,044,361
132,126	Naspers Limited, Cl N3	18,983,447	22,079,005

Total South Africa		69,744,799	73,151,817

Spain (0.12%)
1,791,760	Codere Online Luxembourg, S.A. Forward Shares[1]	17,917,600	4,622,741
358,352	Codere Online Luxembourg, S.A. Founders Share[1,2,4]	3,116	895,880
26,518	Codere Online Luxembourg, S.A. Private Shares[1]	265,181	68,416

Total Spain		18,185,897	5,587,037

Shares		Cost	Value
Common Stocks (continued)
Taiwan (6.98%)
8,380,054	Delta Electronics, Inc.[3]	$36,125,676	$77,682,985
982,155	MediaTek, Inc.[3]	17,633,522	19,858,118
3,157,911	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	125,606,031	235,232,790

Total Taiwan		179,365,229	332,773,893

United Arab Emirates (0.29%)
3,772,092	Network International Holdings plc, 144A1	22,252,784	13,589,608

United Kingdom (1.40%)
9,987,322	Glencore PLC[3]	29,527,947	66,601,892

United States (0.08%)
483,442	ACM Research, Inc., Cl A1	13,732,437	3,727,338

Total Common Stocks		4,185,555,773	4,444,243,173

Private Common Stocks (1.32%)
India (1.32%)
27,027	Pine Labs PTE. Ltd., Series 1[1,2,4]	10,077,362	15,843,768
6,833	Pine Labs PTE. Ltd., Series A1,2,4	2,547,771	4,005,641
7,600	Pine Labs PTE. Ltd., Series B1,2,4	2,833,757	4,455,272
6,174	Pine Labs PTE. Ltd., Series B2[1,2,4]	2,302,055	3,619,322
9,573	Pine Labs PTE. Ltd., Series C1,2,4	3,569,416	5,611,884
1,932	Pine Labs PTE. Ltd., Series C1[1,2,4]	720,371	1,132,577
2,459	Pine Labs PTE. Ltd., Series D1,2,4	916,870	1,441,515
45,680	Pine Labs PTE. Ltd., Series J1,2,4	17,032,398	26,778,530

Total Private Common Stocks		40,000,000	62,888,509

Private Convertible Preferred Stocks (2.61%)
India (2.61%)
11,578	Bundl Technologies Private Ltd., Series K1,2,4	76,776,872	50,924,652
15,334	Think & Learn Private Limited, Series F1,2,4	49,776,072	73,568,842

Total Private Convertible Preferred Stocks		126,552,944	124,493,494

Rights (0.00%)
Brazil (0.00%)
16,543	Localiza Rent a Car SA, Rights Exp. 1/31/2023[1]	0	33,714

Warrants (0.00%)
Spain (0.00%)
	Casinos & Gaming (0.00%)
13,259	Codere Online Luxembourg S.A. Private Shares, Exp. 11/30/2026 [1]	0	1,762

See Notes to Financial Statements.	33

Baron Emerging Markets Fund	December 31, 2022

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Principal Amount		Cost	Value
Short Term Investments (3.10%)
$147,792,706	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $147,855,929; (Fully Collateralized by $172,842,300 U.S. Treasury Note, 1.5% due 11/30/2028 Market value -$150,748,605)[3]	$147,792,706	$147,792,706

Total Investments (100.25%)		$4,499,901,423	4,779,453,358

Liabilities Less Cash and Other Assets (-0.25%)			(11,740,783)

Net Assets			$4,767,712,575

Retail Shares (Equivalent to $12.96 per share based on 21,895,316 shares outstanding)			$283,655,403

Institutional Shares (Equivalent to $13.04 per share based on 342,959,339 shares outstanding)			$4,473,580,812

R6 Shares (Equivalent to $13.05 per share based on 802,782 shares outstanding)			$10,476,360

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2022, the market value of restricted and fair valued securities amounted to $193,947,022 or 4.07% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the market value of Rule 144A securities amounted to $247,580,035 or 5.19% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2022	Percentage of Net Assets

Financials	18.3%

Information Technology	17.3

Consumer Discretionary	16.0

Industrials	12.9

Communication Services	8.5

Materials	8.0

Consumer Staples	5.7

Health Care	5.2

Energy	4.0

Real Estate	1.4

Cash and Cash Equivalents*	2.9
	100.00	%**

*	Includes short term investments.
**	Individual weights may not sum to displayed total due to rounding.

34	See Notes to Financial Statements.

December 31, 2022	Baron Global Advantage Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (88.19%)
Argentina (7.21%)
73,496	Globant S.A.[1]	$5,218,035	$12,359,088
51,109	MercadoLibre, Inc.[1]	37,263,021	43,250,480

Total Argentina		42,481,056	55,609,568

Brazil (2.35%)
1,159,220	Afya Ltd., Cl A1	24,415,674	18,107,016

Canada (3.28%)
727,369	Shopify, Inc., Cl A1	27,502,905	25,246,978

China (2.76%)
959,865	Meituan Inc., Cl B, 144A1,3	12,096,383	21,266,606

India (5.57%)
475,005	Bajaj Finance Limited[3]	29,538,367	37,627,402
7,379,067	Zomato Ltd.[1,3]	12,454,606	5,289,899

Total India		41,992,973	42,917,301

Israel (3.89%)
296,267	Fiverr International Ltd.[1]	6,675,896	8,633,220
3,375,264	Innovid Corp.[1]	32,939,278	5,771,702
2,753,705	Taboola.com Ltd.[1]	26,501,176	8,481,411
92,553	Wix.com Ltd.[1]	7,477,921	7,110,847

Total Israel		73,594,271	29,997,180

Korea, Republic of (3.39%)
1,778,267	Coupang, Inc., Cl A1	36,953,125	26,158,308

Netherlands (10.21%)
16,186	Adyen N.V., 144A1,3	16,437,273	22,470,198
93,395	argenx SE, ADR[1]	8,921,603	35,380,828
38,227	ASML Holding N.V.[3]	8,394,703	20,843,334

Total Netherlands		33,753,579	78,694,360

Poland (1.95%)
1,782,866	InPost SA1,3	28,082,950	15,062,996

Spain (0.57%)
996,069	Codere Online Luxembourg S.A.[1]	9,115,057	2,569,858
584,567	Codere Online Luxembourg, S.A. Forward Shares[1]	5,845,670	1,508,183
116,913	Codere Online Luxembourg, S.A. Founders Share[1,2,4]	1,017	292,283
8,652	Codere Online Luxembourg, S.A. Private Shares[1]	86,516	22,322

Total Spain		15,048,260	4,392,646

United Kingdom (6.67%)
671,911	Endava plc, ADR[1]	27,929,394	51,401,191

Shares		Cost	Value
Common Stocks (continued)
United States (38.85%)
141,583	Bill.Com Holdings, Inc.[1]	$6,149,064	$15,426,884
204,952	Block, Inc., Cl A1	16,736,676	12,879,184
371,841	Cloudflare, Inc., Cl A1	9,123,087	16,810,932
280,005	Crowdstrike Holdings, Inc., Cl A1	30,341,565	29,481,726
358,515	Datadog, Inc., Cl A1	28,000,451	26,350,852
57,437	EPAM Systems, Inc.[1]	8,184,400	18,824,402
195,308	Guardant Health, Inc.[1]	13,633,862	5,312,378
93,454	Illumina, Inc.[1]	28,662,832	18,896,399
1,732,760	MaxCyte, Inc.[1]	21,231,690	9,460,869
146,664	NVIDIA Corp.	31,174,400	21,433,477
660,574	Rivian Automotive, Inc., Cl A1	14,000,003	12,174,379
420,456	Schrödinger, Inc.[1]	13,998,791	7,858,323
241,005	Snowflake, Inc., Cl A1	38,654,482	34,593,858
120,215	Tesla, Inc.[1]	34,613,214	14,808,084
132,883	Veeva Systems, Inc., Cl A1	18,929,211	21,444,658
727,495	ZoomInfo Technologies, Inc.[1]	21,829,647	21,904,874
105,009	Zscaler, Inc.[1]	5,825,395	11,750,507

Total United States		341,088,770	299,411,786

Uruguay (1.49%)
735,783	Dlocal Ltd.[1]	15,669,063	11,456,141

Total Common Stocks		720,608,403	679,722,077

Private Common Stocks (3.12%)
United States (3.12%)
252,130	Space Exploration Technologies Corp., Cl A1,2,4	11,571,518	18,547,426
75,250	Space Exploration Technologies Corp., Cl C1,2,4	3,428,124	5,535,612

Total Private Common Stocks		14,999,642	24,083,038

Private Convertible Preferred Stocks (7.59%)
India (5.73%)
9,201	Think & Learn Private Limited, Series F1,2,4	29,867,591	44,144,184

United States (1.86%)
219,321	Farmers Business Network, Inc., Series F1,2,4	7,250,006	7,875,817
80,440	Farmers Business Network, Inc., Series G1,2,4	5,000,000	5,297,778
69,926	Resident Home, Inc., Series B1[1,2,4]	4,999,968	1,165,667

Total United States		17,249,974	14,339,262

Total Private Convertible Preferred Stocks		47,117,565	58,483,446

Private Preferred Stocks (1.44%)
United States (1.44%)
461,004	GM Cruise Holdings, Cl G1,2,4	12,147,455	11,087,146

See Notes to Financial Statements.	35

Baron Global Advantage Fund	December 31, 2022

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Shares		Cost	Value
Warrants (0.03%)
Israel (0.02%)
68,986	Innovid Corp.[1]	$117,942	$27,594
228,748	Taboola.com Ltd., Exp. 6/29/2026[1]	417,100	112,087

Total Israel		535,042	139,681

Spain (0.01%)
502,360	Codere Online Luxembourg S.A., Exp. 11/30/2026[1]	845,632	66,764

Total Warrants		1,380,674	206,445

Total Investments (100.37%)		$796,253,739	773,582,152

Liabilities Less Cash and Other Assets (-0.37%)			(2,852,046)

Net Assets			$770,730,106

Retail Shares (Equivalent to $24.51 per share based on 9,110,593 shares outstanding)			$223,265,268

Institutional Shares (Equivalent to $25.08 per share based on 21,459,389 shares outstanding)			$538,167,010

R6 Shares (Equivalent to $25.09 per share based on 370,533 shares outstanding)			$9,297,828

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2022, the market value of restricted and fair valued securities amounted to $93,945,913 or 12.19% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the market value of Rule 144A securities amounted to $43,736,804 or 5.67% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2022	Percentage of Total Investments

Information Technology	43.7%

Consumer Discretionary	25.8

Health Care	12.7

Industrials	6.5

Financials	4.9

Communication Services	4.7

Materials	1.7
	100.0	%*

*	Individual weights may not sum to displayed total due to rounding.

36	See Notes to Financial Statements.

December 31, 2022	Baron Real Estate Income Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (98.31%)
Consumer Discretionary (0.48%)
	Leisure Facilities (0.48%)
1,541	Vail Resorts, Inc.	$338,707	$367,297

Financials (4.47%)
	Asset Management & Custody Banks (4.47%)
65,706	Brookfield Corp. [2]	2,161,942	2,067,111
48,481	Brookfield Asset Management Ltd., Cl A [1,2]	1,508,220	1,389,950

Total Financials		3,670,162	3,457,061

Real Estate (90.48%)
	Health Care REITs (4.30%)
45,665	Ventas, Inc.	2,079,343	2,057,208
19,312	Welltower, Inc.	1,300,738	1,265,902

		3,380,081	3,323,110

	Industrial REITs (22.98%)
21,339	EastGroup Properties, Inc.	3,171,778	3,159,452
94,945	Prologis, Inc.	10,626,425	10,703,150
46,439	Rexford Industrial Realty, Inc.	2,478,580	2,537,427
24,050	Terreno Realty Corp.	1,353,437	1,367,724

		17,630,220	17,767,753

	Residential REITs (12.65%)
48,300	American Homes 4 Rent, Cl A	1,467,463	1,455,762
3,134	AvalonBay Communities, Inc.	662,090	506,203
33,018	Equity LifeStyle Properties, Inc.	2,093,160	2,132,963
15,096	Equity Residential	888,911	890,664
34,559	Invitation Homes, Inc.	952,607	1,024,329
26,355	Sun Communities, Inc.	3,559,360	3,768,765

		9,623,591	9,778,686

	Retail REITs (4.94%)
32,551	Simon Property Group, Inc.	3,168,005	3,824,091

	Specialized REITs (45.61%)
13,625	Alexandria Real Estate Equities, Inc. [3]	1,876,685	1,984,754
37,776	American Tower Corp.	8,387,431	8,003,223
10,867	Crown Castle, Inc.	1,492,745	1,474,000
50,025	CubeSmart	2,057,791	2,013,506
12,565	Digital Realty Trust, Inc.	1,413,223	1,259,892
8,572	Equinix, Inc.	5,413,874	5,614,917
17,589	Extra Space Storage, Inc.	2,878,967	2,588,749
36,896	Gaming and Leisure Properties, Inc.	1,609,756	1,921,913
16,667	Public Storage	4,709,032	4,669,927
14,741	SBA Communications Corp.	4,268,882	4,132,050
49,534	VICI Properties, Inc.	1,628,757	1,604,902

		35,737,143	35,267,833

Total Real Estate		69,539,040	69,961,473

Utilities (2.88%)
	Multi-Utilities (2.88%)
57,245	Brookfield Infrastructure Corp., Cl A [2,3]	2,212,819	2,226,831

Total Common Stocks		75,760,728	76,012,662

Principal Amount		Cost	Value
Short Term Investments (1.82%)
$1,406,814	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $1,407,416; (Fully Collateralized by $1,645,300 U.S. Treasury Note, 1.5% due 11/30/2028 Market value - $1,434,988)[4]	$1,406,814	$1,406,814

Total Investments (100.13%)		$77,167,542	77,419,476

Liabilities Less Cash and Other Assets (-0.13%)			(99,088)

Net Assets			$77,320,388

Retail Shares (Equivalent to $12.71 per share based on 1,050,536 shares outstanding)			$13,357,459

Institutional Shares (Equivalent to $12.85 per share based on 4,929,406 shares outstanding)			$63,363,186

R6 Shares (Equivalent to $12.84 per share based on 46,700 shares outstanding)			$599,743

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	37

Baron Health Care Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (92.94%)
Health Care (92.94%)
	Biotechnology (22.55%)
40,400	AbbVie, Inc.	$5,683,668	$6,529,044
11,650	Alnylam Pharmaceuticals, Inc.[1]	2,450,205	2,768,622
20,178	argenx SE, ADR[1,2]	5,104,756	7,644,032
28,000	Arrowhead Pharmaceuticals, Inc.[1]	949,775	1,135,680
35,306	Ascendis Pharma A/S, ADR [1,2]	3,868,666	4,311,922
44,100	Cytokinetics, Incorporated[1]	1,709,310	2,020,662
45,814	Genmab A/S, ADR[1,2]	1,598,230	1,941,597
70,000	Inhibrx, Inc.[1]	2,123,831	1,724,800
36,000	Legend Biotech Corp., ADR [1]	1,737,806	1,797,120
30,000	Moderna, Inc.[1]	4,644,663	5,388,600
11,800	Prometheus Biosciences, Inc.[1]	1,293,245	1,298,000
117,000	Rocket Pharmaceuticals, Inc.[1]	1,967,381	2,289,690
23,000	Vertex Pharmaceuticals Incorporated[1]	5,946,486	6,641,940
47,400	Xenon Pharmaceuticals, Inc.[1,2]	1,560,413	1,868,982

		40,638,435	47,360,691

	Health Care Distributors (3.50%)
19,600	McKesson Corp.	4,478,355	7,352,352

	Health Care Equipment (14.16%)
33,862	Abbott Laboratories	3,366,066	3,717,709
27,888	DexCom, Inc.[1]	2,545,144	3,158,037
31,551	Edwards Lifesciences Corp. [1]	2,320,236	2,354,020
5,195	IDEXX Laboratories, Inc.[1]	2,089,355	2,119,352
17,000	Inari Medical, Inc. [1]	1,050,955	1,080,520
18,336	Inspire Medical Systems, Inc.[1]	2,937,644	4,618,472
4,215	Insulet Corp.[1]	746,377	1,240,854
26,933	Intuitive Surgical, Inc.[1]	6,469,925	7,146,672
1,387,480	Opsens, Inc. (Canada)[1,2]	2,019,084	1,926,486
11,600	Shockwave Medical, Inc.[1]	1,298,694	2,385,076

		24,843,480	29,747,198

	Health Care Facilities (2.00%)
17,500	HCA Healthcare, Inc.	3,935,976	4,199,300

	Health Care Services (3.53%)
16,000	Cigna Corp.	4,900,566	5,301,440
70,000	Option Care Health, Inc.[1]	2,161,376	2,106,300

		7,061,942	7,407,740

	Health Care Supplies (0.71%)
4,500	The Cooper Companies, Inc.	1,497,332	1,488,015

	Health Care Technology (0.22%)
25,000	Schrödinger, Inc.[1]	624,227	467,250

	Life Sciences Tools & Services (13.72%)
79,500	Bio-Techne Corporation	7,043,085	6,588,960
8,000	Danaher Corp.	2,183,927	2,123,360
8,600	ICON plc[1,2]	1,479,567	1,670,550
11,337	Illumina, Inc.[1]	2,339,775	2,292,341
100,000	MaxCyte, Inc.[1]	1,101,625	546,000
3,210	Mettler-Toledo International, Inc.[1]	3,497,758	4,639,895
8,600	Repligen Corp.[1]	1,696,290	1,456,066
15,949	Thermo Fisher Scientific, Inc.	7,550,888	8,782,955
3,000	West Pharmaceutical Services, Inc.	805,864	706,050

		27,698,779	28,806,177

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)

	Managed Health Care (16.35%)
11,600	Elevance Health, Inc.	$5,256,969	$5,950,452
16,550	Humana, Inc.	7,619,479	8,476,744
37,572	UnitedHealth Group, Incorporated	13,933,454	19,919,923

		26,809,902	34,347,119

	Pharmaceuticals (16.20%)
122,300	AstraZeneca PLC, ADR[2]	7,346,153	8,291,940
50,000	Dechra Pharmaceuticals PLC (United Kingdom)[2,3]	2,211,947	1,575,991
34,592	Eli Lilly & Co.	8,224,141	12,655,137
70,300	Merck & Co., Inc.	6,233,909	7,799,785
25,185	Zoetis, Inc.	3,871,384	3,690,862

		27,887,534	34,013,715

Total Common Stocks		165,475,962	195,189,557

Principal Amount
Short Term Investments (7.87%)
$16,518,028	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $16,525,094; (Fully Collateralized by $19,317,700 U.S. Treasury Note, 1.5% due 11/30/2028 Market value - $16,848,401)[3]	16,518,028	16,518,028

Total Investments (100.81%)		$181,993,990	211,707,585

Liabilities Less Cash and Other Assets (-0.81%)			(1,693,561)

Net Assets			$210,014,024

Retail Shares (Equivalent to $17.69 per share based on 3,109,564 shares outstanding)			$55,016,541

Institutional Shares (Equivalent to $17.91 per share based on 8,340,371 shares outstanding)			$149,336,854

R6 Shares (Equivalent to $17.90 per share based on 316,254 shares outstanding)			$5,660,629

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

38	See Notes to Financial Statements.

December 31, 2022	Baron FinTech Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (96.11%)
Consumer Discretionary (2.38%)
	Internet & Direct Marketing Retail (2.38%)
1,200	MercadoLibre, Inc.[1]	$1,841,556	$1,015,488

Financials (36.86%)
	Asset Management & Custody Banks (2.33%)
1,400	BlackRock, Inc.	1,234,393	992,082

	Financial Exchanges & Data (18.65%)
4,600	CME Group, Inc.	983,175	773,536
2,700	FactSet Research Systems, Inc.	1,135,176	1,083,267
1,600	MarketAxess Holdings, Inc.	690,718	446,224
3,800	Moody’s Corp.	1,351,262	1,058,756
3,300	MSCI, Inc.	1,495,793	1,535,061
6,000	S&P Global, Inc.	2,367,167	2,009,640
16,000	Tradeweb Markets, Inc., Cl A	1,359,703	1,038,880

		9,382,994	7,945,364

	Insurance Brokers (1.09%)
18,500	BRP Group, Inc., Cl A1	552,407	465,090

	Investment Banking & Brokerage (10.21%)
10,000	Houlihan Lokey, Inc.	751,325	871,600
8,000	LPL Financial Holdings, Inc.	1,337,774	1,729,360
21,000	The Charles Schwab Corp.	1,524,736	1,748,460

		3,613,835	4,349,420

	Property & Casualty Insurance (4.58%)
2,600	Kinsale Capital Group, Inc.	458,703	679,952
9,800	The Progressive Corp.	1,170,302	1,271,158

		1,629,005	1,951,110

Total Financials		16,412,634	15,703,066

Industrials (6.36%)
	Research & Consulting Services (6.36%)
10,000	CoStar Group, Inc.[1]	863,804	772,800
3,700	Equifax, Inc.	799,376	719,132
9,000	TransUnion	936,138	510,750
4,000	Verisk Analytics, Inc.	754,922	705,680

Total Industrials		3,354,240	2,708,362

Information Technology (50.51%)
	Application Software (13.32%)
10,000	Alkami Technology, Inc.[1]	273,107	145,900
4,000	Bill.Com Holdings, Inc. [1]	482,722	435,840
2,000	Ceridian HCM Holding, Inc.[1]	226,093	128,300
27,000	Clearwater Analytics Holdings, Inc., Cl A1	635,932	506,250
16,000	Expensify, Inc., Cl A1	455,818	141,280
2,200	Fair Isaac Corp. [1]	1,008,137	1,316,876
12,000	Guidewire Software, Inc.[1]	1,367,684	750,720
5,100	Intuit, Inc.	1,893,149	1,985,022
10,000	nCino, Inc.[1]	719,726	264,400

		7,062,368	5,674,588

	Data Processing & Outsourced Services (25.66%)
600	Adyen N.V., 144A (Netherlands)[1,2,3]	1,306,284	832,949
12,000	Block, Inc., Cl A1	2,404,198	754,080
14,000	Dlocal Ltd. [1,2]	402,023	217,980
6,000	Fidelity National Information Services, Inc.	744,799	407,100
7,200	Fiserv, Inc.[1]	733,653	727,704

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	Data Processing & Outsourced Services (continued)
6,200	Global Payments, Inc.	$850,018	$615,784
4,100	Jack Henry & Associates, Inc.	690,451	719,796
6,800	MasterCard Incorporated, Cl A	2,359,749	2,364,564
175,000	Network International Holdings plc, 144A (United Kingdom)[1,2]	662,160	630,467
5,000	Nuvei Corp., 144A (Canada)[1,2]	220,015	127,050
15,000	Paymentus Holdings, Inc., Cl A1	346,901	120,150
15,000	Repay Holdings Corporation[1]	290,606	120,750
12,100	Visa, Inc., Cl A	2,604,565	2,513,896
115,000	Wise PLC, Cl A (United Kingdom)[1,2,3]	1,400,080	779,100

		15,015,502	10,931,370

	Internet Services & Infrastructure (0.98%)
12,000	Shopify, Inc., Cl A1,2	1,697,734	416,520

	IT Consulting & Other Services (10.55%)
6,200	Accenture plc, Cl A2	1,784,552	1,654,408
35,000	CI&T, Inc., Cl A1,2	517,710	227,500
19,200	Endava plc, ADR[1,2]	1,372,105	1,468,800
6,800	Globant S.A.[1,2]	1,704,456	1,143,488

		5,378,823	4,494,196

Total Information Technology		29,154,427	21,516,674

Total Common Stocks		50,762,857	40,943,590

Principal Amount
Short Term Investments (4.34%)
$1,848,412	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $1,849,202; (Fully Collateralized by $2,161,800 U.S. Treasury Note, 1.5% due 11/30/2028 Market value - $1,885,466)[3]	1,848,412	1,848,412

Total Investments (100.45%)		$52,611,269	42,792,002

Liabilities Less Cash and Other Assets (-0.45%)			(190,493)

Net Assets			$42,601,509

Retail Shares (Equivalent to $11.09 per share based on 636,282 shares outstanding)			$7,054,667

Institutional Shares (Equivalent to $11.17 per share based on 2,782,425 shares outstanding)			$31,070,144

R6 Shares (Equivalent to $11.17 per share based on 400,843 shares outstanding)			$4,476,698

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the market value of Rule 144A securities amounted to $1,590,466 or 3.73% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	39

Baron New Asia Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (93.81%)
China (33.52%)
1,294	Alibaba Group Holding Limited, ADR[1]	$165,533	$113,988
394	Baidu, Inc., ADR[1]	60,091	45,066
1,100	Baidu, Inc., Cl A1,3	18,059	15,687
5,952	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Cl A3	37,741	28,597
5,186	China Conch Venture Holdings Ltd.[3]	22,811	11,250
12,894	China Mengniu Dairy Co. Ltd.[3]	48,934	58,140
1,399	China Tourism Group Duty Free Corporation Ltd., Cl A3	45,920	43,304
15,658	Estun Automation Co. Ltd., Cl A3	62,514	48,753
7,747	Full Truck Alliance Co. Ltd., ADR[1]	53,782	61,976
6,712	Galaxy Entertainment Group Ltd.[1,3]	43,452	44,129
4,223	Glodon Co. Ltd., Cl A3	30,570	36,344
3,093	Han’s Laser Technology Industry Group Co., Ltd., Cl A3	24,436	11,369
1,580	Hangzhou Tigermed Consulting Co. Ltd., Cl A3	31,739	23,741
2,322	Hua Hong Semiconductor Limited, 144A1,3	15,333	8,046
906	JD.com, Inc., ADR[1]	60,311	50,854
6,376	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	54,774	57,816
20,101	Kingdee International Software Group Co. Ltd.[1,3]	45,652	42,656
14,454	Kingsoft Corp. Ltd.[3]	65,253	47,901
5,191	Lufax Holding Ltd., ADR	29,816	10,071
7,824	Midea Group Co., Ltd., Cl A3	72,352	58,064
8,970	NARI Technology Co. Ltd., Cl A3	39,985	31,348
963	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	49,338	43,670
3,002	Tencent Holdings Limited, ADR	172,400	127,165
8,536	Venustech Group, Inc., Cl A3	35,643	31,972
1,915	WuXi AppTec Co. Ltd., Cl H, 144A3	37,894	20,093
3,445	Wuxi Biologics Cayman, Inc., 144A1,3	45,672	26,092
1,421	Yum China Holdings, Inc., (Hong Kong)[3]	82,816	79,348
4,594	Yunnan Baiyao Group Co. Ltd., Cl A3	45,695	35,871
861	Zai Lab Limited, ADR[1]	66,495	26,433
2,011	Zhejiang Dingli Machinery Co. Ltd., Cl A3	22,670	13,800

Total China		1,587,681	1,253,544

Hong Kong (5.63%)
6,127	AIA Group Ltd.[3]	66,775	67,663
17,702	Budweiser Brewing Co. APAC Ltd., 144A3	48,609	55,336
1,065	Hong Kong Exchanges & Clearing Ltd.[3]	55,650	45,763
3,748	Techtronic Industries Co. Ltd.[3]	58,665	41,629

Total Hong Kong		229,699	210,391

India (30.55%)
3,293	Aarti Industries Ltd.[3]	38,012	24,238
1,105	Aarti Pharmalabs Ltd.[1,2,4]	7,364	5,070
702	Amber Enterprises India Ltd.[1,3]	29,431	16,007
662	Apollo Hospitals Enterprise Ltd.[3]	41,603	35,773
556	Asian Paints Ltd.[3]	24,656	20,670
1,332	Bajaj Finance Limited[3]	116,451	105,514
8,265	Bharti Airtel Ltd.[3]	74,023	80,378
582	Bharti Airtel Ltd. PP3	1,202	3,044
633	Divi’s Laboratories Ltd.[3]	42,833	26,072
527	Dixon Technologies India Ltd.[3]	31,911	24,822
5,035	Godrej Consumer Products Ltd.[1,3]	63,177	53,123
2,069	Godrej Properties Ltd.[1,3]	46,827	30,581
4,483	HDFC Bank Ltd.[3]	89,805	87,928
9,475	ICICI Bank Ltd.[3]	91,331	101,911

Shares		Cost	Value
Common Stocks (continued)

India (continued)
758	IIFL Wealth Management Ltd.[3]	$16,513	$16,235
20,005	JM Financial Limited[3]	19,176	17,245
5,189	Jubilant FoodWorks Ltd.[3]	52,157	31,992
2,998	Max Financial Services Ltd.[1,3]	45,414	24,480
1,853	Neogen Chemicals Ltd.[3]	28,765	27,916
767	PI Industries Ltd.[3]	32,464	31,676
3,642	Reliance Industries Limited[3]	111,352	111,812
5,278	SBI Life Insurance Company Limited, 144A3	83,975	78,336
2,208	Tata Communications Ltd.[3]	41,543	33,964
5,532	Tata Consumer Products Ltd.[3]	57,802	51,198
1,972	Titan Co. Ltd.[3]	55,002	61,874
363	Tube Investments of India Ltd.[3]	12,675	12,175
39,712	Zomato Ltd.[1,3]	50,714	28,469

Total India		1,306,178	1,142,503

Indonesia (3.31%)
216,700	Bank Rakyat Indonesia (Persero) Tbk PT3	63,788	68,705
93,362	Merdeka Copper Gold Tbk PT1,3	24,948	24,666
51,300	PT Bank Negara Indonesia (Persero) Tbk[3]	30,681	30,393

Total Indonesia		119,417	123,764

Japan (3.37%)
421	Hoya Corp.[3]	59,401	40,323
160	Keyence Corporation[3]	91,935	62,119
80	Tokyo Electron Limited[3]	35,204	23,506

Total Japan		186,540	125,948

Korea, Republic of (7.74%)
1,291	Coupang, Inc., Cl A1	17,089	18,991
624	Hyundai Heavy Industries Co. Ltd.[3]	49,174	57,510
832	Korea Aerospace Industries Ltd.[3]	28,168	33,625
707	Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,3]	63,046	39,756
3,182	Samsung Electronics Co., Ltd.[3]	180,250	139,668

Total Korea, Republic of		337,727	289,550

Taiwan (8.19%)
603	Airtac International Group[3]	21,407	18,205
5,077	Delta Electronics, Inc.[3]	42,228	47,064
1,003	MediaTek, Inc.[3]	30,196	20,280
1,691	Silergy Corp.[3]	43,975	23,885
2,642	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	287,845	196,803

Total Taiwan		425,651	306,237

Thailand (1.43%)
19,300	Energy Absolute PCL Foreign[3]	47,325	53,609

United States (0.07%)
359	ACM Research, Inc., Cl A1	6,060	2,768

Total Common Stocks		4,246,278	3,508,314

40	See Notes to Financial Statements.

December 31, 2022	Baron New Asia Fund

STATEMENT OF NET ASSETS (Continued)

DECEMBER 31, 2022

Principal Amount		Cost	Value
Short Term Investments (6.17%)
$230,950	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/30/2022, 3.85% due 1/3/2023; Proceeds at maturity $231,049; (Fully Collateralized by $270,100 U.S. Treasury Note, 1.5% due 11/30/2028 Market value - $235,574)[3]	$230,950	$230,950

Total Investments (99.98%)		$4,477,228	3,739,264

Cash and Other Assets Less Liabilities (0.02%)			886

Net Assets			$3,740,150

Retail Shares (Equivalent to $7.40 per share based on 119,310 shares outstanding)			$883,379

Institutional Shares (Equivalent to $7.43 per share based on 360,701 shares outstanding)			$2,680,807

R6 Shares (Equivalent to $7.44 per share based on 23,659 shares outstanding)			$175,964

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2022, the market value of restricted and fair valued securities amounted to $5,070 or 0.14% of net assets. This security is not deemed liquid. See Note 6 Regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2022, the market value of Rule 144A securities amounted to $187,903 or 5.02% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2022	Percentage of Net Assets

Financials	17.5%

Information Technology	17.0

Consumer Discretionary	15.6

Industrials	11.4

Communication Services	9.4

Health Care	7.6

Consumer Staples	5.8

Materials	4.2

Energy	3.0

Utilities	1.4

Real Estate	0.8

Cash and Cash Equivalents*	6.2
	100.0	%**

*	Includes short term investments.
**	Individual weights may not sum to displayed total due to rounding.

See Notes to Financial Statements.	41

Baron Technology Fund	December 31, 2022

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Common Stocks (99.32%)
Communication Services (8.94%)
	Advertising (1.97%)
13,440	S4 Capital PLC (United Kingdom)[1,2,4]	$90,929	$30,730
766	The Trade Desk, Inc., Cl A1	60,062	34,340

		150,991	65,070

	Interactive Media & Services (6.97%)
784	Alphabet, Inc., Cl C1	113,531	69,564
540	Meta Platforms, Inc., Cl A1	65,431	64,984
3,200	ZoomInfo Technologies, Inc.[1]	172,234	96,352

		351,196	230,900

Total Communication Services		502,187	295,970

Consumer Discretionary (13.03%)
	Automobile Manufacturers (4.07%)
1,098	Rivian Automotive, Inc., Cl A1	74,012	20,236
930	Tesla, Inc.[1]	252,034	114,558

		326,046	134,794

	Hotels, Resorts & Cruise Lines (0.74%)
5,839	eDreams ODIGEO SA (Spain)[1,2,4]	55,378	24,649

	Internet & Direct Marketing Retail (8.22%)
3,239	Amazon.com, Inc.[1]	491,196	272,076

Total Consumer Discretionary		872,620	431,519

Industrials (3.59%)
	Research & Consulting Services (3.59%)
1,537	CoStar Group, Inc.[1]	114,765	118,779

Information Technology (73.76%)
	Application Software (15.48%)
207	Atlassian Corp. Ltd., Cl A1,2	62,227	26,637
1,360	Braze, Inc., Cl A1	51,995	37,101
1,720	Ceridian HCM Holding, Inc.[1]	148,433	110,338
783	Gitlab, Inc., Cl A1,3	34,429	35,580
177	HubSpot, Inc.[1]	97,654	51,176
209	Intuit, Inc.	118,879	81,347
324	ServiceNow, Inc.[1,3]	178,279	125,799
267	Workday, Inc., Cl A1	66,344	44,677

		758,240	512,655

	Data Processing & Outsourced Services (6.68%)
884	Dlocal Ltd.[1,2]	28,627	13,764
300	MasterCard Incorporated, Cl A	111,363	104,319
497	Visa, Inc., Cl A	109,997	103,257

		249,987	221,340

	Electronic Equipment & Instruments (1.63%)
2,075	PAR Technology Corp.[1]	93,818	54,095

	Internet Services & Infrastructure (1.15%)
1,095	Shopify, Inc., Cl A1,2	112,363	38,007

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	IT Consulting & Other Services (7.45%)
1,623	Endava plc, ADR[1,2]	$197,648	$124,159
364	Gartner, Inc.[1]	115,031	122,355

		312,679	246,514

	Semiconductor Equipment (5.00%)
196	ASML Holding N.V.[2]	128,731	107,094
139	Lam Research Corp.	91,249	58,422

		219,980	165,516

	Semiconductors (14.32%)
1,339	Advanced Micro Devices, Inc.[1]	153,676	86,727
128	Broadcom, Inc.	83,031	71,569
8,238	indie Semiconductor, Inc., Cl A1	61,136	48,028
503	Marvell Technology, Inc.	41,144	18,631
149	Monolithic Power Systems, Inc.	63,825	52,688
858	NVIDIA Corp.	211,004	125,388
4,285	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)[2,4]	93,710	62,233
117	Taiwan Semiconductor Manufacturing Co., Ltd., ADR[2]	10,090	8,715

		717,616	473,979

	Systems Software (19.15%)
1,022	Cloudflare, Inc., Cl A1,3	55,801	46,205
475	Crowdstrike Holdings, Inc., Cl A1	86,183	50,013
1,748	Datadog, Inc., Cl A1,3	154,582	128,478
1,477	Microsoft Corporation	473,904	354,214
384	Snowflake, Inc., Cl A1,3	96,574	55,119

		867,044	634,029

	Technology Hardware, Storage & Peripherals (2.90%)
740	Apple, Inc.	107,630	96,148

Total Information Technology		3,439,357	2,442,283

Total Investments (99.32%)		$4,928,929	3,288,551

Cash and Other Assets Less Liabilities (0.68%)			22,491

Net Assets			$3,311,042

Retail Shares (Equivalent to $5.56 per share based on 241,939 shares outstanding)			$1,344,383

Institutional Shares (Equivalent to $5.57 per share based on 280,040 shares outstanding)			$1,560,263

R6 Shares (Equivalent to $5.57 per share based on 72,943 shares outstanding)			$406,396

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

42	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$5,802,084,578	$671,698,294	$468,971,771	$1,136,082,799
Repurchase agreements, at value**	305,352	73,387,599	14,380,099	140,644,217

Total investments, at value	5,802,389,930	745,085,893	483,351,870	1,276,727,016
Foreign currency, at value†	—	—	3,238	—
Cash	119,000	—	—	179,693
Receivable for securities sold	16,215,221	7,818,030	—	4,637,454
Receivable for shares sold	8,957,112	1,358,652	431,671	3,226,928
Dividends and interest receivable	2,756,565	446,813	424,924	1,298,215
Prepaid expenses	455,208	931	765	2,106

	5,830,893,036	754,710,319	484,212,468	1,286,071,412

Liabilities:
Payable for borrowings against line of credit	995,000,000	—	—	—
Payable for shares redeemed	5,518,364	942,270	839,088	2,649,765
Investment advisory fees payable (Note 4)	816	740	211	951
Distribution fees payable (Note 4)	34	184	475	525
Payable for securities purchased	—	26,188,073	—	6,835,306
Accrued capital gains taxes	—	—	610,894	—
Accrued expenses and other payables	4,470,021	62,597	104,717	227,062

	1,004,989,235	27,193,864	1,555,385	9,713,609

Net Assets	$4,825,903,801	$727,516,455	$482,657,083	$1,276,357,803

Net Assets consist of:
Paid-in capital	$1,219,613,604	$550,019,520	$492,232,690	$1,273,931,084
Distributable earnings/(losses)	3,606,290,197	177,496,935	(9,575,607)	2,426,719

Net Assets	$4,825,903,801	$727,516,455	$482,657,083	$1,276,357,803

Retail Shares:
Net Assets	$2,136,389,274	$174,316,730	$66,811,459	$322,028,606
Shares Outstanding ($0.01 par value; indefinite shares authorized)	19,151,070	6,093,503	2,807,621	11,560,580

Net Asset Value and Offering Price Per Share	$111.55	$28.61	$23.80	$27.86

Institutional Shares:
Net Assets	$2,329,663,028	$300,322,300	$303,651,896	$928,677,650
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,109,198	10,072,596	12,501,077	32,328,373

Net Asset Value and Offering Price Per Share	$115.85	$29.82	$24.29	$28.73

R6 Shares:
Net Assets	$359,851,499	$252,877,425	$112,193,728	$25,651,547
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,106,363	8,474,301	4,621,517	892,990

Net Asset Value and Offering Price Per Share	$115.84	$29.84	$24.28	$28.73

*Investments in securities, at cost	$1,904,048,214	$414,189,959	$428,445,588	$991,838,653
**Repurchase agreements, at cost	305,352	73,387,599	14,380,099	140,644,217

Total investments, at cost	$1,904,353,566	$487,577,558	$442,825,687	$1,132,482,870

†Foreign currency, at cost:	$—	$—	$3,238	$—

See Notes to Financial Statements.	43

Baron Select Funds	December 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2022

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$4,631,660,652	$773,582,152	$76,012,662	$195,189,557
Repurchase agreements, at value**	147,792,706	—	1,406,814	16,518,028

Total investments, at value	4,779,453,358	773,582,152	77,419,476	211,707,585
Foreign currency, at value†	248,875	—	—	—
Cash	—	42,619	27,798	—
Receivable for securities sold	45,935	25,933,170	514,898	—
Receivable for shares sold	9,254,756	801,614	153,262	594,210
Dividends and interest receivable	3,100,241	—	260,906	113,702
Prepaid expenses	10,143	2,289	164	429

	4,792,113,308	800,361,844	78,376,504	212,415,926

Liabilities:
Payable for borrowings against line of credit	—	24,100,000	—	—
Payable for shares redeemed	13,572,924	3,318,869	440,806	1,147,782
Investment advisory fees payable (Note 4)	206	51	776	597
Distribution fees payable (Note 4)	897	317	432	761
Payable for securities purchased	—	—	572,587	1,199,766
Accrued capital gains taxes	9,510,051	1,900,898	—	—
Accrued expenses and other payables	1,316,655	311,603	41,515	52,996

	24,400,733	29,631,738	1,056,116	2,401,902

Net Assets	$4,767,712,575	$770,730,106	$77,320,388	$210,014,024

Net Assets consist of:
Paid-in capital	$5,676,087,299	$1,120,551,041	$97,873,781	$218,640,283
Distributable earnings/(losses)	(908,374,724)	(349,820,935)	(20,553,393)	(8,626,259)

Net Assets	$4,767,712,575	$770,730,106	$77,320,388	$210,014,024

Retail Shares:
Net Assets	$283,655,403	$223,265,268	$13,357,459	$55,016,541
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,895,316	9,110,593	1,050,536	3,109,564

Net Asset Value and Offering Price Per Share	$12.96	$24.51	$12.71	$17.69

Institutional Shares:
Net Assets	$4,473,580,812	$538,167,010	$63,363,186	$149,336,854
Shares Outstanding ($0.01 par value; indefinite shares authorized)	342,959,339	21,459,389	4,929,406	8,340,371

Net Asset Value and Offering Price Per Share	$13.04	$25.08	$12.85	$17.91

R6 Shares:
Net Assets	$10,476,360	$9,297,828	$599,743	$5,660,629
Shares Outstanding ($0.01 par value; indefinite shares authorized)	802,782	370,533	46,700	316,254

Net Asset Value and Offering Price Per Share	$13.05	$25.09	$12.84	$17.90

*Investments in securities, at cost	$4,352,108,717	$796,253,739	$75,760,728	$165,475,962
**Repurchase agreements, at cost	147,792,706	—	1,406,814	16,518,028

Total investments, at cost	$4,499,901,423	$796,253,739	$77,167,542	$181,993,990

†Foreign currency, at cost:	$247,815	$—	$—	$—

44	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2022

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Assets:
Investments in securities, at value*
Unaffiliated investments	$40,943,590	$3,508,314	$3,288,551
Repurchase agreements, at value**	1,848,412	230,950	—

Total investments, at value	42,792,002	3,739,264	3,288,551
Foreign currency, at value†	—	1,758	—
Cash	—	—	69,451
Receivable for securities sold	—	—	—
Receivable for shares sold	19,526	46,786	6,124
Dividends and interest receivable	21,095	1,959	696
Prepaid expenses	105	6	5

	42,832,728	3,789,773	3,364,827

Liabilities:
Payable for borrowings against line of credit	—	—	—
Payable for shares redeemed	56,951	—	—
Investment advisory fees payable (Note 4)	495	—	—
Distribution fees payable (Note 4)	933	214	20
Payable for securities purchased	129,162	—	—
Accrued capital gains taxes	—	1,225	—
Accrued expenses and other payables	43,678	48,184	53,765

	231,219	49,623	53,785

Net Assets	$42,601,509	$3,740,150	$3,311,042

Net Assets consist of:
Paid-in capital	$57,006,156	$4,971,013	$5,388,481
Distributable earnings/(losses)	(14,404,647)	(1,230,863)	(2,077,439)

Net Assets	$42,601,509	$3,740,150	$3,311,042

Retail Shares:
Net Assets	$7,054,667	$883,379	$1,344,383
Shares Outstanding ($0.01 par value; indefinite shares authorized)	636,282	119,310	241,939

Net Asset Value and Offering Price Per Share	$11.09	$7.40	$5.56

Institutional Shares:
Net Assets	$31,070,144	$2,680,807	$1,560,263
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,782,425	360,701	280,040

Net Asset Value and Offering Price Per Share	$11.17	$7.43	$5.57

R6 Shares:
Net Assets	$4,476,698	$175,964	$406,396
Shares Outstanding ($0.01 par value; indefinite shares authorized)	400,843	23,659	72,943

Net Asset Value and Offering Price Per Share	$11.17	$7.44	$5.57

*Investments in securities, at cost	$50,762,857	$4,246,278	$4,928,929
**Repurchase agreements, at cost	1,848,412	230,950	—

Total investments, at cost	$52,611,269	$4,477,228	$4,928,929

†Foreign currency, at cost:	$—	$1,756	$—

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2022

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$26,235,901	$3,770,095	$7,385,298	$19,895,358
Interest	2,301	640,896	202,213	896,363
Securities lending income, net	9,390	11,144	546	—
Foreign taxes withheld on dividends	(84,000)	—	(669,140)	(138,434)

Total income	26,163,592	4,422,135	6,918,917	20,653,287

Expenses:
Investment advisory fees (Note 4)	65,492,188	7,486,434	4,853,300	15,593,962
Distribution fees — Retail Shares (Note 4)	7,307,922	466,311	196,598	967,870
Shareholder servicing agent fees and expenses — Retail Shares	253,675	37,775	22,097	58,172
Shareholder servicing agent fees and expenses — Institutional Shares	116,110	22,515	24,344	63,885
Shareholder servicing agent fees and expenses — R6 Shares	21,513	12,352	5,386	1,246
Reports to shareholders	719,630	105,872	104,210	437,900
Line of credit fees	668,600	8,823	6,995	20,828
Trustee fees and expenses (Note 4)	341,884	38,261	28,589	80,559
Registration and filing fees	253,460	82,320	83,142	169,200
Custodian and fund accounting fees	241,067	42,827	237,852	139,799
Professional fees	167,594	44,536	54,473	69,976
Insurance expense	92,997	9,236	8,314	21,609
Administration fees	62,839	46,453	46,268	49,067
Miscellaneous expenses	2,400	2,449	2,664	2,551

Total operating expenses	75,741,879	8,406,164	5,674,232	17,676,624
Interest expense on borrowings	25,803,487	—	—	—

Total expenses	101,545,366	8,406,164	5,674,232	17,676,624
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	—	(48,323)	—
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	—	(139,065)	—
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	—	(45,440)	—

Net expenses	101,545,366	8,406,164	5,441,404	17,676,624

Net investment income (loss)	(75,381,774)	(3,984,029)	1,477,513	2,976,663

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(265,006,363)	(80,011,397)	(34,308,697)[1]	(117,841,924)
Net realized gain (loss) on investments sold —“Affiliated” investments	—	—	—	—
Net realized gain (loss) on foreign currency transactions	—	—	(302,711)	9,674
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(3,339,810,395)	(171,073,560)	(172,721,416)[2]	(470,170,670)
Investments — “Affiliated” investments	—	—	—	—
Foreign currency translations	—	—	(4,968)	—

Net gain (loss) on investments	(3,604,816,758)	(251,084,957)	(207,337,792)	(588,002,920)

Voluntary payment from Adviser (Note 4)	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$(3,680,198,532)	$(255,068,986)	$(205,860,279)	$(585,026,257)

[1]	Net of realized foreign capital gains tax of $657,738.
[2]	Decrease in accrued foreign capital gains tax payable of $1,052,754.

46	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Investment income:
Income:
Dividends — Unaffiliated investments	$92,529,982	$419,036	$2,472,251	$1,486,486
Interest	1,698,338	4,415	21,252	178,146
Securities lending income, net	—	—	—	—
Foreign taxes withheld on dividends	(9,093,528)	(68,331)	(11,115)	(30,035)

Total income	85,134,792	355,120	2,482,388	1,634,597

Expenses:
Investment advisory fees (Note 4)	64,542,750	11,055,810	878,395	1,538,841
Distribution fees — Retail Shares (Note 4)	850,476	922,346	40,627	141,594
Shareholder servicing agent fees and expenses — Retail Shares	42,356	50,820	16,924	39,310
Shareholder servicing agent fees and expenses — Institutional Shares	194,970	67,927	14,227	14,428
Shareholder servicing agent fees and expenses — R6 Shares	650	531	31	253
Reports to shareholders	2,232,450	382,095	36,367	66,412
Line of credit fees	86,975	22,308	1,688	2,431
Trustee fees and expenses (Note 4)	337,180	71,219	5,968	10,494
Registration and filing fees	408,400	108,480	62,720	85,380
Custodian and fund accounting fees	4,238,492	240,026	44,594	30,324
Professional fees	273,901	63,100	34,378	39,731
Insurance expense	103,948	25,355	1,436	2,225
Administration fees	63,329	48,871	44,953	45,141
Miscellaneous expenses	4,261	3,072	2,459	2,458

Total operating expenses	73,380,138	13,061,960	1,184,767	2,019,022
Interest expense on borrowings	—	167,879	3,239	—

Total expenses	73,380,138	13,229,839	1,188,006	2,019,022
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	—	(138,876)	(42,957)	(61,107)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	—	(290,603)	(163,078)	(69,831)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	—	(3,760)	(1,150)	(2,470)

Net expenses	73,380,138	12,796,600	980,821	1,885,614

Net investment income (loss)	11,754,654	(12,441,480)	1,501,567	(251,017)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(808,544,155)[1]	(313,426,428)	(20,026,191)	(36,539,373)
Net realized gain (loss) on investments sold — “Affiliated” investments	—	(208,869)	—	—
Net realized gain (loss) on foreign currency transactions	(6,693,856)	(9,506)	(142)	(2,238)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(1,498,548,744)[2]	(857,098,202)[3]	(19,099,697)	(6,033,195)
Investments — “Affiliated” investments	—	(119,502)	—	—
Foreign currency translations	2,091	2,271	—	(237)

Net gain (loss) on investments	(2,313,784,664)	(1,170,860,236)	(39,126,030)	(42,575,043)

Voluntary payment from Adviser[4]	—	82,890	—	—

Net increase (decrease) in net assets resulting from operations	$(2,302,030,010)	$(1,183,218,826)	$(37,624,463)	$(42,826,060)

[1]	Net of realized foreign capital gains tax of $30,652,344.
[2]	Decrease in accrued foreign capital gains tax payable of $46,116,530.
[3]	Increase in accrued foreign capital gains tax payable of $154,503.
[4]	See Note 4f.

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2022

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund[3]
Investment income:
Income:
Dividends — Unaffiliated investments	$311,164	$36,212	$13,499
Interest	15,075	2,146	1,311
Securities lending income, net	—	—	—
Foreign taxes withheld on dividends	—	(4,489)	(460)

Total income	326,239	33,869	14,350

Expenses:
Investment advisory fees (Note 4)	404,257	38,871	28,758
Distribution fees — Retail Shares (Note 4)	21,364	2,584	4,020
Shareholder servicing agent fees and expenses — Retail Shares	17,775	18,768	15,276
Shareholder servicing agent fees and expenses — Institutional Shares	13,948	7,014	11,808
Shareholder servicing agent fees and expenses — R6 Shares	221	5	6
Reports to shareholders	11,061	3,109	3,439
Line of credit fees	726	33	41
Trustee fees and expenses (Note 4)	2,663	198	171
Registration and filing fees	55,820	60,341	39,200
Custodian and fund accounting fees	17,023	67,690	34,462
Professional fees	48,032	52,490	49,386
Insurance expense	820	45	34
Administration fees	44,844	44,078	44,857
Miscellaneous expenses	2,459	4,032	2,573

Total operating expenses	641,013	299,258	234,031
Interest expense on borrowings	508	—	—

Total expenses	641,521	299,258	234,031
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(36,509)	(77,601)	(91,003)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(91,975)	(165,547)	(100,697)
Reimbursement of expenses by Adviser — R6 Shares (Note 4)	(11,110)	(6,810)	(4,125)

Net expenses	501,927	49,300	38,206

Net investment income (loss)	(175,688)	(15,431)	(23,856)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold — Unaffiliated investments	(4,278,930)	(463,058)[1]	(437,060)
Net realized gain (loss) on investments sold —“Affiliated” investments	—	—	—
Net realized gain (loss) on foreign currency transactions	162	(12,352)	(249)
Change in net unrealized appreciation (depreciation) of:
Investments — Unaffiliated investments	(21,750,624)	(806,859)[2]	(1,640,378)
Investments — “Affiliated” investments	—	—	—
Foreign currency translations	(15)	(571)	(1)

Net gain (loss) on investments	(26,029,407)	(1,282,840)	(2,077,688)

Voluntary payment from Adviser	—	—	—

Net increase (decrease) in net assets resulting from operations	$(26,205,095)	$(1,298,271)	$(2,101,544)

[1]	Net of realized foreign capital gains tax of $143.
[2]	Increase in accrued foreign capital gains tax payable of $1,225.
[3]	For the period January 3, 2022 (commencement of operations) to December 31, 2022.

48	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(75,381,774)	$(71,627,916)	$(3,984,029)	$(6,770,651)	$1,477,513	$(678,032)
Net realized gain (loss)	(265,006,363)	453,084,289	(80,011,397)	166,060,000	(34,611,408)	42,359,984
Change in net unrealized appreciation (depreciation)	(3,339,810,395)	1,670,609,178	(171,073,560)	(30,438,918)	(172,726,384)	19,033,061
Voluntary payment from Adviser	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	(3,680,198,532)	2,052,065,551	(255,068,986)	128,850,431	(205,860,279)	60,715,013

Distributions to shareholders from:
Distributable earnings — Retail Shares	(68,063,872)	(285,298,657)	(18,933,575)	(29,204,820)	(915,413)	(4,978,372)
Distributable earnings — Institutional Shares	(72,259,596)	(288,366,616)	(29,459,747)	(40,962,362)	(3,986,597)	(25,823,557)
Distributable earnings — R6 Shares	(10,782,528)	(44,229,727)	(26,677,072)	(43,072,849)	(1,368,153)	(8,078,444)
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(151,105,996)	(617,895,000)	(75,070,394)	(113,240,031)	(6,270,163)	(38,880,373)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	398,339,883	760,220,414	82,836,180	107,438,521	22,294,374	26,389,114
Proceeds from the sale of shares — Institutional Shares	751,295,223	856,707,561	164,997,120	101,240,629	122,814,951	171,578,819
Proceeds from the sale of shares — R6 Shares	9,899,960	22,193,831	28,163,593	1,133,991	2,850,938	9,613,640
Net asset value of shares issued in reinvestment of distributions — Retail Shares	65,040,643	274,538,982	17,980,369	27,975,547	898,076	4,859,989
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	66,530,390	264,241,681	28,878,758	39,977,395	3,930,642	24,384,727
Net asset value of shares issues in reinvestment of distribution — R6 Shares	10,782,358	44,229,222	26,674,109	43,067,080	1,368,153	8,078,444
Cost of shares redeemed — Retail Shares	(516,267,316)	(991,708,697)	(53,073,738)	(84,117,090)	(26,130,321)	(19,781,360)
Cost of shares redeemed — Institutional Shares	(774,038,148)	(872,220,298)	(73,222,570)	(73,129,942)	(182,849,146)	(72,675,963)
Cost of shares redeemed — R6 Shares	(11,744,747)	(10,795,083)	(3,769,962)	(3,735,292)	(8,062,072)	(28,513,714)

Increase (decrease) in net assets derived from capital share transactions	(161,754)	347,407,613	219,463,859	159,850,839	(62,884,405)	123,933,696

Net increase (decrease) in net assets	(3,831,466,282)	1,781,578,164	(110,675,521)	175,461,239	(275,014,847)	145,768,336

Net Assets:
Beginning of year	8,657,370,083	6,875,791,919	838,191,976	662,730,737	757,671,930	611,903,594

End of year	$4,825,903,801	$8,657,370,083	$727,516,455	$838,191,976	$482,657,083	$757,671,930

Capital share transactions — Retail Shares
Shares sold	2,524,336	4,153,964	2,330,875	2,315,981	823,044	765,936
Shares issued in reinvestment of distributions	451,953	1,469,247	592,044	621,323	43,554	147,181
Shares redeemed	(3,439,409)	(5,617,512)	(1,542,264)	(1,863,154)	(1,067,572)	(578,887)

Net increase (decrease)	(463,120)	5,699	1,380,655	1,074,150	(200,974)	334,230

Capital share transactions — Institutional Shares
Shares sold	4,793,892	4,596,371	4,565,527	2,161,007	4,694,726	4,901,187
Shares issued in reinvestment of distributions	445,437	1,366,284	913,018	858,473	186,907	725,762
Shares redeemed	(5,166,867)	(4,805,393)	(2,083,927)	(1,585,524)	(7,055,251)	(2,115,742)

Net increase (decrease)	72,462	1,157,262	3,394,618	1,433,956	(2,173,618)	3,511,207

Capital share transactions — R6 Shares
Shares sold	61,296	125,110	790,694	23,770	102,702	283,369
Shares issued in reinvestment of distributions	72,195	228,916	842,784	924,242	65,088	240,565
Shares redeemed	(74,154)	(58,052)	(110,890)	(80,086)	(280,305)	(822,259)

Net increase (decrease)	59,337	295,974	1,522,588	867,926	(112,515)	(298,325)

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,976,663	$(730,779)	$11,754,654	$(19,780,086)	$(12,441,480)	$(26,934,071)
Net realized gain (loss)	(117,832,250)	123,683,094	(815,238,011)	237,539,657	(313,644,803)	47,749,909
Change in net unrealized appreciation (depreciation)	(470,170,670)	198,411,190	(1,498,546,653)	(851,364,442)	(857,215,433)	(33,614,877)
Voluntary payment from Adviser	—	—	—	—	82,890	162,538

Increase (decrease) in net assets resulting from operations	(585,026,257)	321,363,505	(2,302,030,010)	(633,604,871)	(1,183,218,826)	(12,636,501)

Distributions to shareholders from:
Distributable earnings — Retail Shares	(9,553,450)	(39,207,046)	—	(7,294,907)	(5,031,192)	—
Distributable earnings — Institutional Shares	(27,322,313)	(110,082,837)	—	(160,640,852)	(12,161,336)	—
Distributable earnings — R6 Shares	(712,297)	(2,424,404)	—	(308,031)	(181,497)	—
Return of capital — Retail Shares	—	—	—	(11,672)	—	—
Return of capital — Institutional Shares	—	—	—	(257,031)	—	—
Return of capital — R6 Shares	—	—	—	(493)	—	—

Decrease in net assets from distributions to shareholders	(37,588,060)	(151,714,287)	—	(168,512,986)	(17,374,025)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	59,590,068	217,078,341	67,033,744	122,767,339	44,254,667	264,263,760
Proceeds from the sale of shares — Institutional Shares	483,181,884	874,061,573	2,079,672,381	4,700,939,406	302,723,128	894,386,561
Proceeds from the sale of shares — R6 Shares	6,760,855	9,984,087	6,304,250	10,022,205	2,609,115	6,586,797
Net asset value of shares issued in reinvestment of distributions — Retail Shares	9,263,230	37,967,450	—	7,146,540	4,960,818	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	24,478,594	99,196,171	—	134,615,154	11,941,036	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	712,296	2,424,402	—	308,523	181,497	—
Cost of shares redeemed — Retail Shares	(106,418,322)	(110,928,775)	(129,006,843)	(136,854,830)	(264,733,452)	(402,410,382)
Cost of shares redeemed — Institutional Shares	(613,002,553)	(305,518,199)	(3,834,842,644)	(1,893,024,620)	(736,455,365)	(546,840,326)
Cost of shares redeemed — R6 Shares	(4,494,829)	(2,218,427)	(8,213,227)	(5,447,438)	(2,119,961)	(2,977,826)

Increase (decrease) in net assets derived from capital share transactions	(139,928,777)	822,046,623	(1,819,052,339)	2,940,472,279	(636,638,517)	213,008,584

Net increase (decrease) in net assets	(762,543,094)	991,695,841	(4,121,082,349)	2,138,354,422	(1,837,231,368)	200,372,083

Net Assets:
Beginning of year	2,038,900,897	1,047,205,056	8,888,794,924	6,750,440,502	2,607,961,474	2,407,589,391

End of year	$1,276,357,803	$2,038,900,897	$4,767,712,575	$8,888,794,924	$770,730,106	$2,607,961,474

Capital share transactions — Retail Shares
Shares sold	1,812,350	5,476,910	4,724,917	6,397,417	1,274,802	4,820,909
Shares issued in reinvestment of distributions	351,118	968,256	—	399,471	185,313	—
Shares redeemed	(3,394,899)	(2,790,098)	(9,251,041)	(7,132,190)	(7,572,415)	(7,550,400)

Net increase (decrease)	(1,231,431)	3,655,068	(4,526,124)	(335,302)	(6,112,300)	(2,729,491)

Capital share transactions — Institutional Shares
Shares sold	14,402,800	21,464,101	143,749,723	244,714,600	9,090,396	16,132,364
Shares issued in reinvestment of distributions	900,468	2,464,137	—	7,495,276	436,282	—
Shares redeemed	(19,020,658)	(7,466,622)	(279,025,117)	(100,833,631)	(22,282,796)	(10,065,491)

Net increase (decrease)	(3,717,390)	16,461,616	(135,275,394)	151,376,245	(12,756,118)	6,066,873

Capital share transactions — R6 Shares
Shares sold	199,883	244,142	428,816	526,399	76,330	115,322
Shares issued in reinvestment of distributions	26,201	60,234	—	17,168	6,626	—
Shares redeemed	(138,974)	(54,984)	(617,347)	(283,235)	(61,662)	(53,114)

Net increase (decrease)	87,110	249,392	(188,531)	260,332	21,294	62,208

50	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund		Baron FinTech Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,501,567	$757,786	$(251,017)	$(1,090,017)	$(175,688)	$(379,861)
Net realized gain (loss)	(20,026,333)	353,826	(36,541,611)	1,796,864	(4,278,768)	516,732
Change in net unrealized appreciation (depreciation)	(19,099,697)	16,908,392	(6,033,432)	20,019,523	(21,750,639)	6,328,857
Voluntary payment from Adviser	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	(37,624,463)	18,020,004	(42,826,060)	20,726,370	(26,205,095)	6,465,728

Distributions to shareholders from:
Distributable earnings — Retail Shares	(281,915)	(213,514)	—	(936,377)	(97,665)	—
Distributable earnings — Institutional Shares	(1,553,146)	(1,092,106)	—	(2,204,913)	(422,971)	—
Distributable earnings — R6 Shares	(11,812)	(11,394)	—	(90,063)	(59,028)	—
Return of capital — Retail Shares	—	—	—	—	—	—
Return of capital — Institutional Shares	—	—	—	—	—	—
Return of capital — R6 Shares	—	—	—	—	—	—

Decrease in net assets from distributions to shareholders	(1,846,873)	(1,317,014)	—	(3,231,353)	(579,664)	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	6,889,635	18,532,126	18,554,295	62,643,750	1,258,218	11,236,191
Proceeds from the sale of shares — Institutional Shares	46,009,611	72,503,424	60,083,778	127,638,444	19,921,986	32,857,233
Proceeds from the sale of shares — R6 Shares	16,149	74,626	347,738	811,359	261,712	2,425,253
Net asset value of shares issued in reinvestment of distributions — Retail Shares	265,967	206,150	—	920,858	87,889	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	1,548,668	1,088,034	—	2,202,329	422,482	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	11,811	11,393	—	90,063	59,029	—
Cost of shares redeemed — Retail Shares	(6,020,420)	(6,119,041)	(26,956,968)	(18,710,961)	(3,303,351)	(5,233,598)
Cost of shares redeemed — Institutional Shares	(64,380,854)	(17,585,205)	(54,346,101)	(8,207,188)	(27,459,084)	(3,460,637)
Cost of shares redeemed — R6 Shares	(28,842)	(871)	(66,440)	(296)	(172,949)	(72,123)

Increase (decrease) in net assets derived from capital share transactions	(15,688,275)	68,710,636	(2,383,698)	167,388,358	(8,924,068)	37,752,319

Net increase (decrease) in net assets	(55,159,611)	85,413,626	(45,209,758)	184,883,375	(35,708,827)	44,218,047

Net Assets:
Beginning of year	132,479,999	47,066,373	255,223,782	70,340,407	78,310,336	34,092,289

End of year	$77,320,388	$132,479,999	$210,014,024	$255,223,782	$42,601,509	$78,310,336

Capital share transactions — Retail Shares
Shares sold	443,438	1,150,039	1,025,988	3,005,430	95,010	653,709
Shares issued in reinvestment of distributions	20,108	12,092	—	43,948	8,299	—
Shares redeemed	(414,272)	(368,965)	(1,491,763)	(904,603)	(248,879)	(309,417)

Net increase (decrease)	49,274	793,166	(465,775)	2,144,775	(145,570)	344,292

Capital share transactions — Institutional Shares
Shares sold	2,978,879	4,326,943	3,341,951	6,240,144	1,471,454	2,022,530
Shares issued in reinvestment of distributions	114,489	63,501	—	104,129	39,633	—
Shares redeemed	(4,463,935)	(1,167,532)	(3,006,070)	(386,422)	(2,173,512)	(204,171)

Net increase (decrease)	(1,370,567)	3,222,912	335,881	5,957,851	(662,425)	1,818,359

Capital share transactions — R6 Shares
Shares sold	1,076	4,452	19,309	37,902	20,189	141,596
Shares issued in reinvestment of distributions	885	672	—	4,253	5,537	—
Shares redeemed	(1,698)	(52)	(3,735)	(14)	(14,617)	(4,193)

Net increase (decrease)	263	5,072	15,574	42,141	11,109	137,403

See Notes to Financial Statements.	51

Baron Select Funds	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron New Asia Fund		Baron Technology Fund
	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021[1]	For the Year Ended December 31, 2022[2]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(15,431)	$(15,369)	$(23,856)
Net realized gain (loss)	(475,410)	(27,698)	(437,309)
Change in net unrealized appreciation (depreciation)	(807,430)	68,243	(1,640,379)
Voluntary payment from Adviser	—	—	—

Increase (decrease) in net assets resulting from operations	(1,298,271)	25,176	(2,101,544)

Distributions to shareholders from:
Distributable earnings — Retail Shares	—	—	—
Distributable earnings — Institutional Shares	—	—	—
Distributable earnings — R6 Shares	—	—	—
Return of capital — Retail Shares	—	—	—
Return of capital — Institutional Shares	—	—	—
Return of capital — R6 Shares	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	404,589	1,451,489	3,097,770
Proceeds from the sale of shares — Institutional Shares	475,741	3,200,922	2,840,234
Proceeds from the sale of shares — R6 Shares	211,622	25,000	500,946
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—
Cost of shares redeemed — Retail Shares	(414,664)	(204,914)	(858,897)
Cost of shares redeemed — Institutional Shares	(94,844)	(7,348)	(164,004)
Cost of shares redeemed — R6 Shares	(34,348)	—	(3,463)

Increase (decrease) in net assets derived from capital share transactions	548,096	4,465,149	5,412,586

Net increase (decrease) in net assets	(750,175)	4,490,325	3,311,042

Net Assets:
Beginning of year	4,490,325	—	—

End of year	$3,740,150	$4,490,325	$3,311,042

Capital share transactions — Retail Shares
Shares sold	47,829	142,534	371,469
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(51,511)	(19,542)	(129,530)

Net increase (decrease)	(3,682)	122,992	241,939

Capital share transactions — Institutional Shares
Shares sold	57,334	316,629	306,820
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(12,553)	(709)	(26,780)

Net increase (decrease)	44,781	315,920	280,040

Capital share transactions — R6 Shares
Shares sold	25,139	2,500	73,481
Shares issued in reinvestment of distributions	—	—	—
Shares redeemed	(3,980)	—	(538)

Net increase (decrease)	21,159	2,500	72,943

[1]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
[2]	For the period January 3, 2022 (commencement of operations) to December 31, 2022.

52	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2022

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net decrease in net assets resulting from operations	$(3,680,198,532)
Adjustments to reconcile net increase (decease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(679,570,747)
Proceeds from sales of portfolio securities	455,170,397
Net purchases, sales and maturities of short term investments	(16,775)
Increase in dividends and interest receivable	(308,134)
Increase in prepaid expenses	(7,031)
Increase in accrued expenses	3,523,843
Net realized loss on investments	265,006,363
Change in net unrealized appreciation of investments	3,339,810,395

Net cash provided (used) by operating activities	$(296,590,221)

Cash Provided in Financing Activities
Distributions paid to shareholders	(8,752,605)
Proceeds from shares sold	1,162,906,366
Payment for shares redeemed	(1,300,557,740)
Borrowings against line of credit	993,000,000
Repayment of borrowings against line of credit	(550,000,000)

Net cash provided (used) in financing activities	296,596,021

Net increase (decrease) in cash	5,800
Cash at beginning of year	113,200

Cash at end of year	119,000

Supplemental cash flow information:
Interest paid	$22,088,412

See Notes to Financial Statements.	53

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series (individually, a “Fund” and collectively, the “Funds”): Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is presented in a separate report. Baron Technology Fund commenced investment operations on January 3, 2022.

The investment goals of the Funds are as follows:

Baron Partners Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. growth companies. The Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investments increases both investment opportunity and investment risk.

Baron Focused Growth Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. small- and mid-sized growth companies.

Baron International Growth Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in non-U.S. growth companies.

Baron Real Estate Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in U.S. and non-U.S. real estate and real estate-related companies.

Baron Emerging Markets Fund is a diversified fund that seeks capital appreciation through investments primarily in growth companies in developing countries.

Baron Global Advantage Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities of established and emerging markets companies located throughout the world.

Baron Real Estate Income Fund is a non-diversified fund that seeks both capital appreciation and current income through investments primarily in real estate income-producing securities and other real estate securities.

Baron Health Care Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities engaged in research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Baron FinTech Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

Baron New Asia Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities located in Asia, but including all other developed, developing, and frontier countries in the Asian region.

Baron Technology Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities of U.S and non-U.S. technology companies, selected for their durable growth potential from the development, advancement, and use of technology.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors. Institutional Shares are for investments in the amount of $1 million or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of Baron Funds through fee-based platforms, retirement platforms, or other platforms. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, “Qualified Plans”), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with BAMCO, Inc. (the “Adviser”), and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. There is no minimum initial investment for Qualified Plans. All other R6 eligible investors must meet a minimum initial investment of at least $5 million per Fund. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Funds’ share prices or net asset values (“NAV”) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Board has designated the Adviser as the Funds’ valuation designee to perform fair value determinations, subject to Board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act, which requires a fund to fair value when market quotations are not readily available. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds adopted a valuation policy conforming to the new rules, effective September 8, 2022, and there was no material impact to the Funds.

b) Securities Transactions, Investment Income and Expense Allocation.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses of the Trust that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 31% and 10%, respectively, of these Fund’s net assets as of December 31, 2022, the NAVs of the Funds will be materially impacted by the price of Tesla stock.

d) Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 31% and 10%, respectively, of these Funds’ net assets as of December 31, 2022, these Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Foreign Currency Translations.  Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

g) Securities Lending.  The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

There were no securities on loan at December 31, 2022.

h) Repurchase Agreements.  The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2022, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Statement of Net Assets.

i) Master Limited Partnerships.  The Funds may invest in master limited partnerships (“MLPs”). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

j) Special Purpose Acquisition Company.  The Funds may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering (“IPO”), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition, or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction, defined below), the Fund will no longer be obligated to fulfill its commitment.

k) Private Investment in Public Equity.  The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (“PIPE”) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high-quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2 or Level 3 in the fair value hierarchy depending on the significance of the unobservable inputs. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

l) Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

m) Restricted Securities.  The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board.

n) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, foreign capital gains tax, late-year loss deferral, post-October loss deferral, and wash sale loss deferral.

o) Commitments and Contingencies.  In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

p) Cash and Cash Equivalents.  The Funds consider all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$659,183,775	$468,713,995
Baron Focused Growth Fund	244,736,419	157,411,226
Baron International Growth Fund	246,977,221	274,128,575
Baron Real Estate Fund	1,638,351,579	1,883,282,304
Baron Emerging Markets Fund	2,698,717,556	4,283,887,104
Baron Global Advantage Fund	155,395,322	812,363,186
Baron Real Estate Income Fund	212,644,222	228,162,113
Baron Health Care Fund	144,128,630	135,597,115
Baron FinTech Fund	13,415,267	23,127,195
Baron New Asia Fund	2,759,871	2,047,094
Baron Technology Fund	6,015,817	649,827

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron New Asia Fund equal to 1% per annum of the average daily net assets of the respective Fund. The Adviser receives a fee payable monthly from Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron Technology Fund equal to 0.88%, 0.85%, 0.75%, 0.75%, 0.80%, and 0.80%, respectively, per annum of the average daily net assets of the respective Fund. The Adviser has contractually agreed to reduce its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses), as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%
Baron Technology Fund	1.20%	0.95%	0.95%

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees.  Certain Trustees of the Trust are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds for their services as an officer.

d) Fund Accounting and Administration Fees.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Funds’ net assets, plus fixed annual fees for the administrative services.

e) Cross Trades.  The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2022, the Funds engaged in the following cross-trades:

	Purchases	Sales	Net Realized Gains (Losses)
Baron International Growth Fund	$305,410	$—	$—
Baron Real Estate Fund	—	4,045,272	(449,498)
Baron Global Advantage Fund	—	305,410	(152,224)

f) Voluntary Payment.  The Adviser made a voluntary payment to Baron Global Advantage Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. The line of credit is used for investment purposes and expires on October 27, 2023. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the One-Month Term Secured Overnight Financing Rate plus 0.10%, the Federal Funds Effective Rate, or the Overnight Bank Funding Rate; plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount. For the year ended December 31, 2022, interest expense incurred on these loans amounted to $25,803,487. During the year ended December 31, 2022, Baron Partners Fund had an average daily balance on the line of credit of $904.8 million at a weighted average interest rate of 2.85%. At December 31, 2022, Baron Partners Fund had an outstanding balance in the amount of $995 million.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

5. LINE OF CREDIT (Continued)

The Funds (except Baron Partners Fund), together with the funds in Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2022, Baron Global Advantage Fund, Baron Real Estate Income Fund, and Baron FinTech Fund, had borrowings under the line of credit and incurred interest expense of $167,879, $3,239, and $508, respectively. For the 259 days during which there were borrowings, Baron Global Advantage Fund had an average daily balance on the line of credit of $8.6 million at a weighted average interest rate of 2.74%. For the 4 days during which there were borrowings, Baron Real Estate Income Fund had an average daily balance on the line of credit of $8.5 million at a weighted average interest rate of 3.48%. For the 5 days during which there were borrowings, Baron FinTech Fund had an average daily balance on the line of credit of $3.1 million at a weighted average interest rate of 1.20%. At December 31, 2022, Baron Global Advantage Fund had an outstanding balance in the amount of $24.1 million.

6. RESTRICTED SECURITIES

At December 31, 2022, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of the Liquidity Rule governing classification of portfolio securities. The Funds may receive more or less than this valuation in an actual sale and that difference could be material.

At December 31, 2022, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$185,269,761
StubHub Holdings, Inc.	12/22/2021	22,138,585
X Holdings, Inc.	5/4/2022	42,121,800
Private Convertible Preferred Stocks
Northvolt AB	5/19/2021	7,651,108
Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	407,449,715

Total Restricted Securities:		$664,630,969

(Cost $246,093,669)† (13.77% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$56,845,034
Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-12/3/2021	29,695,891

Total Restricted Securities:		$86,540,925

(Cost $39,949,596)† (11.90% of Net Assets)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Sberbank of Russia PJSC	1/24/2017-10/29/2021	$383

Total Restricted Securities:		$383

(Cost $1,644,868) (0.00% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Aarti Pharmalabs Ltd.	10/19/2022	$4,695,422
Codere Online Luxembourg, S.A.,Founders Shares	12/10/2020	895,880
Fix Price Group Ltd	3/5/2021-9/14/2021	285,241
Ozon Holdings PLC	11/24/2020-2/7/2022	374,722
Sberbank of Russia PJSC	2/11/2016-11/10/2021	14,092
Yandex N.V.	2/3/2016-10/28/2021	299,662
Private Common Stocks
Pine Labs PTE. Ltd.	5/17/2021	62,888,509
Private Convertible Preferred Stocks
Bundl Technologies Private Ltd.	1/3/2022	50,924,652
Think & Learn Private Limited	3/31/2021	73,568,842

Total Restricted Securities:		$193,947,022

(Cost $397,573,452)† (4.07% of Net Assets)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Codere Online Luxembourg, S.A.,Founders Shares	12/10/2020	$292,283
Private Common Stocks
Space Exploration Technologies Corp.	3/25/2021-12/3/2021	24,083,038
Private Convertible Preferred Stocks
Farmers Business Network, Inc.	7/31/2020-9/5/2021	13,173,595
Resident Home, Inc.	12/3/2020	1,165,667
Think & Learn Private Limited	3/31/2021	44,144,184
Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	11,087,146

Total Restricted Securities:		$93,945,913

(Cost $74,265,679)† (12.19% of Net Assets)

	Baron New Asia Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Aarti Pharmalab Ltd.	10/19/2022	$5,070

Total Restricted Securities:		$5,070

(Cost $7,364) (0.14% of Net Assets)

†	See Statements of Net Assets for cost of individual securities.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,055,205,412	$82,248,197	$—	$5,137,453,609
Private Common Stocks†	—	—	249,530,146	249,530,146
Private Convertible Preferred Stocks	—	—	7,651,108	7,651,108
Private Preferred Stocks	—	—	407,449,715	407,449,715
Short Term Investments	—	305,352	—	305,352

Total Investments	$5,055,205,412	$82,553,549	$664,630,969	$5,802,389,930

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$585,157,369	$—	$—	$585,157,369
Private Common Stocks	—	—	56,845,034	56,845,034
Private Preferred Stocks	—	—	29,695,891	29,695,891
Short Term Investments	—	73,387,599	—	73,387,599

Total Investments	$585,157,369	$73,387,599	$86,540,925	$745,085,893

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$144,047,665	$324,889,498	$383	$468,937,546
Warrants†	34,225	—	—	34,225
Short Term Investments	—	14,380,099	—	14,380,099

Total Investments	$144,081,890	$339,269,597	$383	$483,351,870

†	See Statement of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,136,082,799	$—	$—	$1,136,082,799
Short Term Investments	—	140,644,217	—	140,644,217

Total Investments	$1,136,082,799	$140,644,217	$—	$1,276,727,016

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,068,800,339	$3,368,877,815	$6,565,019	$4,444,243,173
Private Common Stocks	—	—	62,888,509	62,888,509
Private Convertible Preferred Stocks†	—	—	124,493,494	124,493,494
Rights	33,714	—	—	33,714
Warrants	1,762	—	—	1,762
Short Term Investments	—	147,792,706	—	147,792,706

Total Investments	$1,068,835,815	$3,516,670,521	$193,947,022	$4,779,453,358

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$556,869,359	$122,560,435	$292,283	$679,722,077
Private Common Stocks		—	24,083,038	24,083,038
Private Convertible Preferred Stocks†	—	—	58,483,446	58,483,446
Private Preferred Stocks	—	—	11,087,146	11,087,146
Warrants†	206,445	—	—	206,445

Total Investments	$557,075,804	$122,560,435	$93,945,913	$773,582,152

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$76,012,662	$—	$—	$76,012,662
Short Term Investments	—	1,406,814	—	1,406,814

Total Investments	$76,012,662	$1,406,814	$—	$77,419,476

†	See Statement of Net Assets for additional detailed categorizations.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$193,613,566	$1,575,991	$—	$195,189,557
Short Term Investments	—	16,518,028	—	16,518,028

Total Investments	$193,613,566	$18,094,019	$—	$211,707,585

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$39,331,541	$1,612,049	$—	$40,943,590
Short Term Investments	—	1,848,412	—	1,848,412

Total Investments	$39,331,541	$3,460,461	$—	$42,792,002

	Baron New Asia Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$654,114	$2,849,130	$5,070	$3,508,314
Short Term Investments	—	230,950	—	230,950

Total Investments	$654,114	$3,080,080	$5,070	$3,739,264

	Baron Technology Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$3,170,939	$117,612	$—	$3,288,551

†	See Statement of Net Assets for additional detailed categorizations.

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2022
Private Common Stocks
Communication Services	$—	$—	$—	$(17,878,200)	$60,000,000	$—	$—	$—	$42,121,800	$(17,878,200)
Consumer Discretionary	46,367,914	—	—	(24,229,329)	—	—	—	—	22,138,585	(24,229,329)
Industrials	139,906,305	—	—	45,363,456	—	—	—	—	185,269,761	45,363,456
Private Convertible Preferred Stocks
Industrials	7,562,202	—	—	88,906	—	—	—	—	7,651,108	88,906
Private Preferred Stocks
Industrials	307,685,323	—	—	99,764,392	—	—	—	—	407,449,715	99,764,392

Total	$501,521,744	$—	$—	$103,109,225	$60,000,000	$—	$—	$—	$664,630,969	$103,109,225

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2022
Private Common Stocks
Industrials	$42,926,480	$—	$—	$13,918,554	$—	$—	$—	$—	$56,845,034	$13,918,554
Private Preferred Stocks
Industrials	22,424,828	—	—	7,271,063	—	—	—	—	29,695,891	7,271,063

Total	$65,351,308	$—	$—	21,189,617	$—	$—	$—	$—	$86,540,925	$21,189,617

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2022
Common Stocks
Russia[1]	$—	$—	$—	$(63,805)	$—	$—	$64,188	$—	$383	$(2,580,151)

[1]	Russian securities transferred into Level 3 on February 28, 2022 due to imposed sanctions.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2022
Common Stocks
India[1]	$—	$—	$—	$(1,282,767)	$5,978,189	$—	$—	$—	$4,695,422	$(1,282,767)
Russia[2]	—	—	—	(25,930,620)	—	—	26,904,337	—	973,717	(243,049,336)
Spain[3]	12,456,029	—	—	(6,087,132)	—	—	—	(5,473,017)	895,880	(1,014,136)
Private Common Stocks
India	49,281,368	—	—	13,607,141	—	—	—	—	62,888,509	13,607,141
Private Convertible Preferred Stocks
India	56,938,929	—	—	(9,222,307)	76,776,872	—	—	—	124,493,494	(9,222,307)
Warrants
Spain[2]	12,331	—	—	(7,690)	—	—	—	(4,641)	—	—

Total	$118,688,657	$—	$—	$(28,923,375)	$82,755,061	$—	$26,904,337	$(5,477,658)	$193,947,022	$(240,961,405)

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2022
Common Stocks
Spain[3]	$4,063,817	$—	$—	$(1,985,944)	—	$—	$—	$(1,785,590)	$292,283	$(330,863)
United States[4]	64,749,464	—	—	(49,701,588)	—	—	—	(15,047,876)	—	—
Private Common Stocks
United States	18,186,286	—	—	5,896,752	—	—	—	—	24,083,038	5,896,752
Private Convertible Preferred Stocks
India	34,165,586	—	—	9,978,598	—	—	—	—	44,144,184	9,978,598
United States	20,266,353	—	—	(5,927,091)	—	—	—	—	14,339,262	(5,927,091)
Private Preferred Stocks
United States	12,105,965	—	—	(1,018,819)	—	—	—	—	11,087,146	(1,018,819)
Warrants
Spain[3]	4,023	—	—	(2,509)	—	—		(1,514)	—	—

Total	$153,541,494	$—	$—	$(42,760,601)	$—	$—		$(16,834,980)	$93,945,913	$8,598,577

[1]

Represents securities received (Aarti Pharmalabs Ltd.) as a spinoff from Aarti Industries Limited on October 19, 2022. Aarti Pharmalabs Ltd. had not commenced trading on an exchange as of December 31, 2022.

[2]	Russian securities transferred into Level 3 on February 28, 2022 due to imposed sanctions.
[3]	Codere Online Luxembourg, S.A. Forward, Private shares, and Private Warrants restriction on resale was lifted on May 31, 2022.
[4]	Rivian Automotive restriction on resale was lifted on May 9, 2022.

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron New Asia Fund

Investments in Securities	Balance as of December 31, 2021	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2022	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2022
Common Stocks
India[1]	$—	$—	$—	$(2,294)	$7,364	$—	$—	$—	$5,070	$(2,294)

[1]

Represents securities received (Aarti Pharmalabs Ltd.) as a spinoff from Aarti Industries Limited on October 19, 2022. Aarti Pharmalabs Ltd. had not commenced trading on an exchange as of December 31, 2022.

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2022 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of December 31, 2022	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2022	Range used on December 31, 2022
Private Common Stocks: Consumer Discretionary	StubHub Holdings, Inc.	$22,138,585	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.25)%	(2.36)% - 0.97%
				Discount for lack of marketability	16.27%	13.91% - 17.06%
				Estimated volatility of the returns of equity[1]	59.78%	42.46% - 77.08%
				Scenario Probabilities: Scenario A / Scenario B / Scenario C2[7]	90% / 9% / 1%	1% - 90%
Private Common Stocks: Communication Services	X Holdings, Inc.	$42,121,800	Combination of recent transaction, current value via comparable companies, and option- pricing methods	Change in the composite equity index of comparable companies	1.29%	(0.25)% - 1.93%
				Discount for lack of marketability	32.82%	32.82%
				Estimated volatility of the returns of equity[3]	72.77%	34.37% - 88.83%
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$592,719,476	Combination of recent transaction, current value via comparable companies, and option- pricing methods	Discount for lack of marketability	4.46%	4.46%
				Estimated volatility of the returns of equity[3]	39.04%	23.50% - 63.98%
Private Convertible Preferred Stocks: Industrials	Northvolt AB	$7,651,108	Combination of recent transaction, current value via comparable companies, and option- pricing methods	Change in the composite equity index of comparable companies	0.54%	(0.52)% - 2.25%
				Discount for lack of marketability	13.24%	13.24%
				Estimated volatility of the returns of equity[4]	56.96%	27.36% - 85.31%

See	Footnotes on page 68.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Focused Growth Fund

Sector	Company	Fair Value as of December 31, 2022	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2022	Range used on December 31, 2022
Private Common Stocks and Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$ 86,540,925	Combination of recent transaction, current value via comparable companies, and option- pricing methods	Discount for lack of marketability	4.46%	4.46%
				Estimated volatility of the returns of equity[3]	39.04%	23.50% - 63.98%

Baron Emerging Markets Fund

Sector	Company	Fair Value as of December 31, 2022	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2022	Range used on December 31, 2022
Common Stocks: Consumer Discretionary	Codere Online Luxembourg, S.A.	$895,880	Discount for lack of marketability calculated using option pricing	Discount for lack of marketability	3.27%	3.27%
				Estimated volatility of the returns of equity[5]	85.77%	85.77%
Private Common Stocks: Information Technology	Pine Labs PTE. Ltd.	$62,888,509	Combination of recent transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Change in the composite equity index of comparable companies	(0.36)%	(0.39)% - 0.00%
				Discount for lack of marketability	5.38%	5.38%
				Estimated volatility of the returns of equity[2]	19.08%	16.16% - 45.36%
				Scenario Probabilities: Scenario A / Scenario B6	100% / 0%	0% - 100%
Private Convertible Preferred Stocks: Consumer Discretionary	Bundl Technologies Private Ltd.	$50,924,652	Combination of recent transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Change in the composite equity index of comparable companies	(1.63)%	(2.55)% - 0.13%
				Discount for lack of marketability	4.19%	4.19%
				Estimated volatility of the returns of equity[2]	44.89%	13.60% - 63.13%
				Scenario Probabilities: Scenario A / Scenario B6	100% / 0%	0% - 100%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$73,568,842	Combination of recent transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Change in the composite equity index of comparable companies	(0.44)%	(8.88)% - 5.32%
				Discount for lack of marketability	6.63%	6.63%
				Estimated volatility of the returns of equity[2]	23.47%	16.16% - 121.55%

See	Footnotes on page 68.

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund

Sector	Company	Fair Value as of December 31, 2022	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2022	Range used on December 31, 2022
Common Stocks: Consumer Discretionary	Codere Online Luxembourg, S.A.	$292,283	Discount for lack of marketability calculated using option pricing	Discount for lack of marketability	3.27%	3.27%
				Estimated volatility of the returns of equity[5]	85.77%	85.77%
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$24,083,038	Combination of recent transaction, current value via comparable companies, and option-pricing methods	Discount for lack of marketability	4.46%	4.46%
				Estimated volatility of the returns of equity[3]	39.04%	23.50% - 63.98%
Private Convertible Preferred Stocks: Materials	Farmers Business Network, Inc.	$13,173,595	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods.	Change in the composite equity index of comparable companies	(0.25)%	(2.36)% - 6.52%
				Discount for lack of marketability	16.56%	16.56%
				Estimated volatility of the returns of equity[3]	63.66%	28.22% - 154.49%
				Scenario Probabilities: Scenario A / Scenario B6	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Consumer Discretionary	Resident Home, Inc.	$1,165,667	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.79)%	(1.70)% - 0.84%
				Discount for lack of marketability	22.31%	22.31%
				Estimated volatility of the returns of equity[1]	79.49%	46.49% - 94.82%
				Scenario Probabilities: Scenario A / Scenario B6	90% / 10%	10% - 90%
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited.	$44,144,184	Combination of recent transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Change in the composite equity index of comparable companies	(0.44)%	(8.88)% - 5.32%
				Discount for lack of marketability	6.63%	6.63%
				Estimated volatility of the returns of equity[2]	23.47%	16.16% - 121.55%
Private Preferred Stocks: Industrials	GM Cruise Holdings	$11,087,146	Combination of recent transaction, current value via comparable companies, option- pricing, and scenario analysis methods	Change in the composite equity index of comparable companies	(0.35)%	(2.40)% - 1.57%
				Discount for lack of marketability	13.29%	13.29%
				Estimated volatility of the returns of equity[2]	40.44%	31.69% - 89.00%
				Scenario Probabilities: Scenario A / Scenario B6	70% / 30%	30% - 70%

1)	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
2)	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies and an ETF. Some companies have a higher weight in the calculation than others.
3)

The volatility was calculated as a weighted-average of the volatilities of several groups of comparable companies with different industry focus. Each group’s volatility was calculated as the simple average volatilities of comparable companies in the group.

4)	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.
5)	The volatility was calculated using the daily returns of the publicly traded stock of the company.
6)	Scenario A represents an IPO Event, while Scenario B represents a Liquidation/M&A Event.
7)	Scenario A represents a Direct Listing/ IPO Event, Scenario B represents an Other Sale Event, and Scenario C represents a Liquidation Event.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, foreign capital gains tax, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, late year loss deferral, post-October loss deferral and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended December 31, 2022, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between distributable earnings (losses) and paid-in capital relate primarily to the tax treatment of net investment loss, foreign currency gains and losses, foreign capital gains tax, partnership basis adjustments, and income from passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications.

Fund	Distributable Earnings/ (Losses)	Paid-In Capital
Baron Partners Fund	$49,585,537	$(49,585,537)
Baron Focused Growth Fund	3,984,712	(3,984,712)
Baron International Growth Fund	507,500	(507,500)
Baron Real Estate Fund	—	—
Baron Emerging Markets Fund	94,243,863	(94,243,863)
Baron Global Advantage Fund	20,360,292	(20,360,292)
Baron Real Estate Income Fund	—	—
Baron Health Care Fund	253,255	(253,255)
Baron FinTech Fund	175,570	(175,570)
Baron New Asia Fund	39,596	(39,596)
Baron Technology Fund	24,105	(24,105)

As of December 31, 2022, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,904,429,173	$487,845,217	$460,911,548	$1,184,429,491	$4,832,315,473

Gross tax unrealized appreciation	4,128,243,772	291,239,743	91,188,026	142,161,385	803,835,505
Gross tax unrealized depreciation	(230,283,015)	(33,999,067)	(68,747,704)	(49,863,860)	(856,697,620)

Net tax unrealized appreciation (depreciation)	3,897,960,757	257,240,676	22,440,322	92,297,525	(52,862,115)
Net tax unrealized currency appreciation (depreciation)	—	—	(620,163)	—	(9,519,563)
Non-deductible interest expense	(25,801,186)	—	—	—	—
Undistributed (accumulated) ordinary income (loss)	—	—	—	2,040,394	—
Qualified late year loss deferral	—	—	(425,067)	—	(7,667,882)
Capital loss carryforwards	(265,869,374)	(79,743,741)	(30,970,699)	(91,911,200)	(838,325,164)
Paid-in capital	1,219,613,604	550,019,520	492,232,690	1,273,931,084	5,676,087,299

Net Assets	$4,825,903,801	$727,516,455	$482,657,083	$1,276,357,803	$4,767,712,575

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Cost of investments	$807,833,728	$81,706,191	$182,829,735	$53,022,117	$4,537,244	$4,929,841

Gross tax unrealized appreciation	157,464,793	1,793,654	31,935,071	1,577,259	86,343	12,482
Gross tax unrealized depreciation	(191,716,369)	(6,080,369)	(3,057,221)	(11,807,374)	(884,322)	(1,653,772)

Net tax unrealized appreciation (depreciation)	(34,251,576)	(4,286,715)	28,877,850	(10,230,115)	(797,979)	(1,641,290)
Net tax unrealized currency appreciation (depreciation)	(1,900,898)	—	—	—	(1,225)	(1)
Non-deductible interest expense	(163,464)	—	—	—	—	—
Undistributed (accumulated) ordinary income (loss)	—	133,923	—	—	—	—
Qualified late year loss deferral	(3,430,637)	—	—	—	—	—
Capital loss carryforwards	(310,074,360)	(16,400,601)	(37,504,109)	(4,174,532)	(431,659)	(436,148)
Paid-in capital	1,120,551,041	97,873,781	218,640,283	57,006,156	4,971,013	5,388,481

Net Assets	$770,730,106	$77,320,388	$210,014,024	$42,601,509	$3,740,150	$3,311,042

Baron Select Funds	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2022 the Funds had capital loss carryforwards as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short term:
No expiration date	$154,545,137	$55,201,381	$30,970,699	$91,911,200	$621,031,462

Long term:
No expiration date	$111,324,237	$24,542,360	$—	$—	$217,293,702

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Short term:
No expiration date	$176,146,724	$15,900,608	$31,164,519	$2,817,052	$295,760	$436,148

Long term:
No expiration date	$133,927,636	$499,993	$6,339,590	$1,357,480	$135,899	$—

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 was as follows:

	Year Ended December 31, 2022			Year Ended December 31, 2021

Fund	Ordinary[1]	Long Term Capital Gain	Return of Capital	Ordinary[1]	Long Term Capital Gain	Return of Capital
Baron Partners Fund	$—	$151,105,996	$—	$—	$617,895,000	$—
Baron Focused Growth Fund	—	75,070,394	—	—	113,240,031	—
Baron International Growth Fund	67,263	6,202,900	—	14,928,322	23,952,051	—
Baron Real Estate Fund	23,995,802	13,592,258	—	21,144,244	130,570,043	—
Baron Emerging Markets Fund	—	—	—	168,243,790	—	269,196
Baron Global Advantage Fund	—	17,374,025	—	—	—	—
Baron Real Estate Income Fund	1,233,337	613,536	—	690,123	626,891	—
Baron Health Care Fund	—	—	—	1,026,513	2,204,840	—
Baron FinTech Fund	—	579,664	—	—	—	—
Baron New Asia Fund	—	—	—	—	—	—
Baron Technology Fund	—	—	—	NA	NA	NA

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50% likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2022 the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2022, the officers, trustees and portfolio managers owned, directly or indirectly, 50.90% of Baron Focused Growth Fund, 25.30% of Baron FinTech Fund, 65.73% of Baron New Asia Fund, and 55.02% of Baron Technology Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund shareholders.

December 31, 2022	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES1

Baron Global Advantage Fund

Name of issuer	Value at December 31, 2021	Purchase Cost/ Transfer In	Sales Proceeds/ Transfer Out	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Shares Held at December 31, 2022	Value at December 31, 2022	% of Net Assets at December 31, 2022
No longer “Affiliated” Company as of December 31, 2022:
Sarissa Capital Acquisition Corp.	$15,057,242	$—	$(14,728,871)	$(119,502)	$(208,869)	$—	—	$—	0.00%

[1]

An “Affiliated” company (“affiliated person” as defined in the 1940 Act) is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended December 31, 2022.

11. RUSSIA/UKRAINE RISK

Certain Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

12. RECENT ACCOUNTING PRONOUNCEMENTS

Effective August 19, 2022, the Funds began complying with Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. The Adviser is currently evaluating the implications, if any, of the additional requirements and their impact on the Funds’ financial statements.

Baron Select Funds	December 31, 2022

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Total expenses (%)	Less: Interest expense (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	199.00	(1.96)	(81.93)	(83.89)	0.00	(3.56)	(3.56)	111.55	(42.56)	1.69	(0.39)	1.30	(1.29)	2,136.4	6.19

2021	164.18	(1.98)	52.16	50.18	0.00	(15.36)	(15.36)	199.00	31.39	1.36	(0.06)	1.30	(1.11)	3,903.2	9.14

2020	69.04	(1.12)	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.56	(0.25)	1.31	(1.18)	3,219.4	10.70

2019	47.77	(0.75)	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	2.22	(0.90)	1.32	(1.29)	1,353.6	7.97

2018	48.75	(0.61)	(0.37)	(0.98)	0.00	0.00	0.00	47.77	(2.01)	2.03	(0.71)	1.32	(1.13)	1,016.2	8.09

INSTITUTIONAL SHARES

Year Ended December 31,

2022	205.95	(1.63)	(84.91)	(86.54)	0.00	(3.56)	(3.56)	115.85	(42.41)	1.44	(0.40)	1.04	(1.04)	2,329.7	6.19

2021	169.04	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.95	31.73	1.11	(0.06)	1.05	(0.86)	4,126.7	9.14

2020	70.82	(0.92)	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.30	(0.25)	1.05	(0.93)	3,191.4	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96	(0.90)	1.06	(1.03)	1,187.0	7.97

2018	49.73	(0.49)	(0.38)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.77	(0.71)	1.06	(0.88)	815.6	8.09

R6 SHARES

Year Ended December 31,

2022	205.94	(1.63)	(84.91)	(86.54)	0.00	(3.56)	(3.56)	115.84	(42.41)	1.44	(0.40)	1.04	(1.04)	359.8	6.19

2021	169.03	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.94	31.73	1.11	(0.06)	1.05	(0.86)	627.5	9.14

2020	70.82	(0.91)	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.30	(0.25)	1.05	(0.93)	465.0	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.96	(0.90)	1.06	(1.03)	186.9	7.97

2018	49.73	(0.46)	(0.41)	(0.87)	0.00	0.00	0.00	48.86	(1.75)	1.79	(0.73)	1.06	(0.82)	123.4	8.09

[1]	Based on average shares outstanding.

72	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	44.52	(0.26)	(12.14)	(12.40)	0.00	(3.51)	(3.51)	28.61	(28.30)		1.32		0.00	1.32	(0.74)	174.3	22.34

2021	43.36	(0.51)	8.59	8.08	0.00	(6.92)	(6.92)	44.52	18.83		1.32	[2]	0.00	1.32	(1.12)	209.8	45.28

2020	20.18	(0.32)	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21		1.35		0.00	1.35	(1.15)	157.7	18.09

2019	15.81	(0.12)	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03	[3]	1.39	[2]	(0.04)	1.35	(0.67)	49.1	4.53

2018	15.38	(0.08)	0.68	0.60	0.00	(0.17)	(0.17)	15.81	3.75	[3]	1.39	[2]	(0.04)	1.35	(0.49)	40.9	1.85

INSTITUTIONAL SHARES

Year Ended December 31,

2022	46.09	(0.16)	(12.60)	(12.76)	0.00	(3.51)	(3.51)	29.82	(28.11)		1.06		0.00	1.06	(0.45)	300.3	22.34

2021	44.56	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.09	19.16		1.05	[2]	0.00	1.05	(0.85)	307.8	45.28

2020	20.67	(0.24)	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75		1.07		0.00	1.07	(0.88)	233.7	18.09

2019	16.15	(0.08)	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33	[3]	1.11	[2]	(0.01)	1.10	(0.42)	91.3	4.53

2018	15.66	(0.05)	0.71	0.66	0.00	(0.17)	(0.17)	16.15	4.07		1.09	[2]	0.00	1.09	(0.30)	70.7	1.85

R6 SHARES

Year Ended December 31,

2022	46.12	(0.17)	(12.60)	(12.77)	0.00	(3.51)	(3.51)	29.84	(28.11)		1.05		0.00	1.05	(0.48)	252.9	22.34

2021	44.59	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.12	19.15		1.05	[2]	0.00	1.05	(0.86)	320.6	45.28

2020	20.68	(0.24)	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78		1.07		0.00	1.07	(0.87)	271.3	18.09

2019	16.16	(0.07)	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31		1.10	[2]	0.00	1.10	(0.40)	122.0	4.53

2018	15.67	(0.03)	0.69	0.66	0.00	(0.17)	(0.17)	16.16	4.07	[3]	1.10	[2]	(0.00)[4]	1.10	(0.18)	92.2	1.85

[1]	Based on average shares outstanding.
[2]	Interest expense rounds to less than 0.01%.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Less than 0.01%.

See Notes to Financial Statements.	73

Baron Select Funds	December 31, 2022

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	33.29	0.02	(9.21)	(9.19)	0.00	(0.30)	(0.30)	23.80	(27.47)[2]		1.26		(0.06)	1.20	0.06	66.8	47.04

2021	31.97	(0.11)	3.18	3.07	(0.63)	(1.12)	(1.75)	33.29	9.64	[2]	1.23		(0.03)	1.20	(0.33)	100.2	36.00

2020	24.50	(0.01)	7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[2]	1.28		(0.08)	1.20	(0.05)	85.5	41.13

2019	19.00	0.01	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[2]	1.31		(0.11)	1.20	0.06	82.0	56.52

2018	23.90	(0.01)	(4.21)	(4.22)	0.00	(0.68)	(0.68)	19.00	(17.90)[2]		1.34	[3]	(0.14)	1.20	(0.03)	59.8	50.83

INSTITUTIONAL SHARES

Year Ended December 31,

2022	33.88	0.08	(9.37)	(9.29)	0.00	(0.30)	(0.30)	24.29	(27.29)[2]		0.99		(0.04)	0.95	0.30	303.7	47.04

2021	32.51	(0.02)	3.22	3.20	(0.71)	(1.12)	(1.83)	33.88	9.88	[2]	0.96		(0.01)	0.95	(0.05)	497.2	36.00

2020	24.88	0.06	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[2]	1.01		(0.06)	0.95	0.25	362.9	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[2]	1.04		(0.09)	0.95	0.27	223.6	56.52

2018	24.19	0.06	(4.28)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[2]		1.07	[3]	(0.12)	0.95	0.26	154.2	50.83

R6 SHARES

Year Ended December 31,

2022	33.86	0.08	(9.36)	(9.28)	0.00	(0.30)	(0.30)	24.28	(27.28)[2]		0.99		(0.04)	0.95	0.31	112.2	47.04

2021	32.49	(0.03)	3.23	3.20	(0.71)	(1.12)	(1.83)	33.86	9.89	[2]	0.96		(0.01)	0.95	(0.10)	160.3	36.00

2020	24.88	0.04	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[2]	0.98		(0.03)	0.95	0.15	163.5	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[2]	1.03		(0.08)	0.95	0.28	17.7	56.52

2018	24.19	0.07	(4.29)	(4.22)	0.00	(0.68)	(0.68)	19.29	(17.68)[2]		1.06	[3]	(0.11)	0.95	0.31	12.4	50.83

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Interest expense rounds to less than 0.01%.

74	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	40.24	0.00 [2]	(11.56)	(11.56)	(0.02)	(0.80)	(0.82)	27.86	(28.61)	1.33		0.00 [3]	322.0	112.74

2021	35.21	(0.10)	8.42	8.32	0.00	(3.29)	(3.29)	40.24	24.03	1.31		(0.26)	514.8	64.39

2020	26.18	(0.10)	11.34	11.24	(0.00)[2]	(2.21)	(2.21)	35.21	43.85	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)	9.08	9.05	0.00	(3.64)	(3.64)	26.18	44.11	1.33	[4]	(0.10)	246.9	53.44

2018	29.58	(0.03)	(6.28)	(6.31)	0.00	(2.50)	(2.50)	20.77	(22.22)	1.32	[4]	(0.10)	213.0	56.47

INSTITUTIONAL SHARES

Year Ended December 31,

2022	41.36	0.08	(11.89)	(11.81)	(0.02)	(0.80)	(0.82)	28.73	(28.44)	1.07		0.25	928.7	112.74

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	(3.29)	41.36	24.36	1.05		0.04	1,490.8	64.39

2020	26.68	(0.03)	11.60	11.57	(0.02)	(2.21)	(2.23)	36.02	44.28	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	9.22	9.26	(0.04)	(3.64)	(3.68)	26.68	44.44	1.08	[4]	0.15	360.2	53.44

2018	30.01	0.05	(6.39)	(6.34)	(0.07)	(2.50)	(2.57)	21.10	(22.04)	1.06	[4]	0.17	320.9	56.47

R6 SHARES

Year Ended December 31,

2022	41.36	0.09	(11.90)	(11.81)	(0.02)	(0.80)	(0.82)	28.73	(28.44)	1.07		0.29	25.7	112.74

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	(3.29)	41.36	24.36	1.05		0.02	33.3	64.39

2020	26.69	(0.03)	11.59	11.56	(0.02)	(2.21)	(2.23)	36.02	44.23	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	9.23	9.27	(0.04)	(3.64)	(3.68)	26.69	44.51	1.07	[4]	0.17	13.2	53.44

2018	30.01	0.09	(6.43)	(6.34)	(0.07)	(2.50)	(2.57)	21.10	(22.03)	1.07	[4]	0.31	9.3	56.47

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.
[3]	Less than 0.01%.
[4]	Interest expense rounds to less than 0.01%.

See Notes to Financial Statements.	75

Baron Select Funds	December 31, 2022

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:		Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	17.51	(0.01)	(4.54)	(4.55)	0.00	0.00	0.00	0.00	12.96	(25.99)	1.38	(0.07)	283.7	43.74

2021	18.97	(0.09)	(1.09)	(1.18)	(0.28)	0.00	(0.00)[2]	(0.28)	17.51	(6.26)	1.33	(0.46)	462.6	33.10

2020	14.72	(0.06)	4.31	4.25	0.00	0.00	0.00	0.00	18.97	28.87	1.35	(0.44)	507.7	55.65

2019	12.45	0.03	2.27	2.30	(0.03)	0.00	(0.00)[2]	(0.03)	14.72	18.48	1.35	0.23	667.1	59.00

2018	15.33	0.05	(2.91)	(2.86)	(0.02)	0.00	0.00	(0.02)	12.45	(18.67)	1.36	0.36	753.5	43.27

INSTITUTIONAL SHARES

Year Ended December 31,

2022	17.58	0.03	(4.57)	(4.54)	0.00	0.00	0.00	0.00	13.04	(25.82)	1.12	0.20	4,473.6	43.74

2021	19.06	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[2]	(0.33)	17.58	(6.07)	1.08	(0.22)	8,408.8	33.10

2020	14.75	(0.03)	4.34	4.31	0.00	0.00	0.00	0.00	19.06	29.22	1.09	(0.20)	6,228.8	55.65

2019	12.47	0.07	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86	1.09	0.50	4,644.8	59.00

2018	15.37	0.09	(2.93)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.47	(18.49)	1.10	0.62	3,850.0	43.27

R6 SHARES

Year Ended December 31,

2022	17.59	0.03	(4.57)	(4.54)	0.00	0.00	0.00	0.00	13.05	(25.81)	1.13	0.20	10.4	43.74

2021	19.07	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[2]	(0.33)	17.59	(6.07)	1.08	(0.21)	17.4	33.10

2020	14.75	(0.03)	4.35	4.32	0.00	0.00	0.00	0.00	19.07	29.29	1.09	(0.18)	13.9	55.65

2019	12.48	0.07	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77	1.09	0.49	10.1	59.00

2018	15.38	0.10	(2.94)	(2.84)	(0.06)	0.00	0.00	(0.06)	12.48	(18.47)	1.11	0.69	7.3	43.27

[1]	Based on average shares outstanding.
[2]	Less than $0.01 per share.

76	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Total expenses (%)	Less: Interest expense %	Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	51.65	(0.37)	(26.27)	(26.64)	0.00	(0.50)	(0.50)	24.51	(51.69	)[2],5	1.20	(0.01)	1.19	(0.04)	1.15	(1.14)	223.3	11.50

2021	51.34	(0.62)	0.93	0.31	0.00	0.00	0.00	51.65	0.60	[2,4]	1.15	(0.00)[3]	1.15	(0.00)[6]	1.15	(1.14)	786.3	23.73

2020	28.68	(0.44)	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[2]	1.17	0.00	1.17	(0.02)	1.15	(1.10)	921.7	8.75

2019	19.77	(0.02)	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[2]	1.25	(0.00)[3]	1.25	(0.10)	1.15	(0.08)	174.6	19.44

2018	20.56	(0.21)	(0.58)	(0.79)	0.00	0.00	0.00	19.77	(3.84)[2]		1.45	(0.00)[3]	1.45	(0.30)	1.15	(0.94)	35.7	19.77

INSTITUTIONAL SHARES

Year Ended December 31,

2022	52.70	(0.30)	(26.82)	(27.12)	0.00	(0.50)	(0.50)	25.08	(51.57	)[2],5	0.94	(0.01)	0.93	(0.03)	0.90	(0.89)	538.1	11.50

2021	52.25	(0.49)	0.94	0.45	0.00	0.00	0.00	52.70	0.86	[2,4]	0.90	(0.00)[3]	0.90	(0.00)[6]	0.90	(0.89)	1,803.3	23.73

2020	29.12	(0.35)	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[2]	0.92	0.00	0.92	(0.02)	0.90	(0.85)	1,470.9	8.75

2019	20.02	(0.01)	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[2]	1.00	(0.00)[3]	1.00	(0.10)	0.90	(0.03)	212.8	19.44

2018	20.77	(0.16)	(0.59)	(0.75)	0.00	0.00	0.00	20.02	(3.61)[2]		1.18	(0.00)[3]	1.18	(0.28)	0.90	(0.71)	49.2	19.77

R6 SHARES

Year Ended December 31,

2022	52.73	(0.29)	(26.85)	(27.14)	0.00	(0.50)	(0.50)	25.09	(51.58	)[2],5	0.95	(0.02)	0.93	(0.03)	0.90	(0.89)	9.3	11.50

2021	52.28	(0.50)	0.95	0.45	0.00	0.00	0.00	52.73	0.86	[2,4]	0.90	(0.00)[3]	0.90	(0.00)[6]	0.90	(0.89)	18.4	23.73

2020	29.14	(0.32)	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[2]	0.92	0.00	0.92	(0.02)	0.90	(0.83)	15.0	8.75

2019	20.03	(0.03)	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[2]	1.00	(0.00)[3]	1.00	(0.10)	0.90	(0.10)	6.8	19.44

2018	20.79	(0.15)	(0.61)	(0.76)	0.00	0.00	0.00	20.03	(3.66)[2]		1.16	(0.00)[3]	1.16	(0.26)	0.90	(0.69)	4.3	19.77

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Interest expense rounds to less than 0.01%.
[4]

The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.

[5]

The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[6]	Less than 0.01%.

See Notes to Financial Statements.	77

Baron Select Funds	December 31, 2022

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	17.90	0.17	(5.10)	(4.93)	(0.17)	(0.09)	(0.26)	12.71	(27.61)[3]		1.32	[4]	(0.27)	1.05	1.13	13.3	185.25	[5]

2021	14.08	0.15	3.93	4.08	(0.19)	(0.07)	(0.26)	17.90	29.08	[3]	1.42	[4]	(0.37)	1.05	0.94	17.9	96.59

2020	11.65	0.11	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40		(3.35)	1.05	0.91	2.9	41.75

2019	8.63	0.13	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87		(5.82)	1.05	1.20	1.4	52.50

2018[1]	10.00	0.14	(1.25)	(1.11)	(0.26)	0.00	(0.26)	8.63	(11.33)[3]		10.47		(9.42)	1.05	1.43	0.4	67.39

INSTITUTIONAL SHARES

Year Ended December 31,

2022	18.05	0.20	(5.14)	(4.94)	(0.17)	(0.09)	(0.26)	12.85	(27.43)[3]		0.96	[4]	(0.16)	0.80	1.31	63.4	185.25	[5]

2021	14.15	0.18	3.98	4.16	(0.19)	(0.07)	(0.26)	18.05	29.51	[3]	1.08	[4]	(0.28)	0.80	1.11	113.7	96.59

2020	11.68	0.37	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45		(2.65)	0.80	3.00	43.6	41.75

2019	8.66	0.14	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63		(4.83)	0.80	1.37	2.7	52.50

2018[1]	10.00	0.16	(1.24)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.18		(6.38)	0.80	1.71	2.0	67.39

R6 SHARES

Year Ended December 31,

2022	18.03	0.21	(5.14)	(4.93)	(0.17)	(0.09)	(0.26)	12.84	(27.41)[3]		0.97	[4]	(0.17)	0.80	1.38	0.6	185.25	[5]

2021	14.14	0.16	3.99	4.15	(0.19)	(0.07)	(0.26)	18.03	29.46	[3]	1.08	[4]	(0.28)	0.80	1.01	0.9	96.59

2020	11.67	0.11	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47		(2.67)	0.80	1.06	0.6	41.75

2019	8.66	0.14	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27		(4.47)	0.80	1.36	0.4	52.50

2018[1]	10.00	0.20	(1.28)	(1.08)	(0.26)	0.00	(0.26)	8.66	(11.03)[3]		7.05		(6.25)	0.80	2.07	0.4	67.39

[1]	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Interest expense rounds to less than 0.01%
[5]	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.

78	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	21.34	(0.06)	(3.59)	(3.65)	0.00	0.00	0.00	17.69	(17.10)[3]		1.21		(0.11)	1.10		(0.31)	55.0	71.55

2021	18.75	(0.17)	3.06	2.89	0.00	(0.30)	(0.30)	21.34	15.46	[3]	1.17		(0.07)	1.10		(0.82)	76.3	55.38

2020	12.86	(0.09)	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73		(0.63)	1.10		(0.60)	26.8	35.84

2019	9.51	(0.06)	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80		(1.70)	1.10		(0.54)	5.0	68.10

2018[1]	10.00	(0.04)	(0.45)	(0.49)	0.00	0.00	0.00	9.51	(4.90)[3,4]		4.94	[5]	(3.84)[5]	1.10	[5]	(0.60)[5]	2.8	27.30	[4]

INSTITUTIONAL SHARES

Year Ended December 31,

2022	21.54	(0.01)	(3.62)	(3.63)	0.00	0.00	0.00	17.91	(16.85)[3]		0.90		(0.05)	0.85		(0.05)	149.3	71.55

2021	18.88	(0.12)	3.08	2.96	0.00	(0.30)	(0.30)	21.54	15.72	[3]	0.89		(0.04)	0.85		(0.57)	172.4	55.38

2020	12.92	(0.05)	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45		(0.60)	0.85		(0.31)	38.6	35.84

2019	9.53	(0.03)	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39		(1.54)	0.85		(0.28)	9.1	68.10

2018[1]	10.00	(0.02)	(0.45)	(0.47)	0.00	0.00	0.00	9.53	(4.70)[3,4]		4.06	[5]	(3.21)[5]	0.85	[5]	(0.33)[5]	4.5	27.30	[4]

R6 SHARES

Year Ended December 31,

2022	21.54	(0.01)	(3.63)	(3.64)	0.00	0.00	0.00	17.90	(16.90)[3]		0.89		(0.04)	0.85		(0.05)	5.7	71.55

2021	18.87	(0.12)	3.09	2.97	0.00	(0.30)	(0.30)	21.54	15.79	[3]	0.89		(0.04)	0.85		(0.57)	6.5	55.38

2020	12.91	(0.04)	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44		(0.59)	0.85		(0.25)	4.9	35.84

2019	9.52	(0.03)	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22		(1.37)	0.85		(0.28)	1.3	68.10

2018[1]	10.00	(0.02)	(0.46)	(0.48)	0.00	0.00	0.00	9.52	(4.80)[3,4]		3.14	[5]	(2.29)[5]	0.85	[5]	(0.32)[5]	0.7	27.30	[4]

[1]	For the period April 30, 2018 (commencement of operations) to December 31, 2022.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Annualized.

See Notes to Financial Statements.	79

Baron Select Funds	December 31, 2022

FINANCIAL HIGHLIGHTS (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	16.90	(0.07)	(5.59)	(5.66)	0.00	(0.15)	(0.15)	11.09	(33.46)[3]		1.63	[4]	(0.43)	1.20	(0.56)	7.0	27.08

2021	14.69	(0.14)	2.35	2.21	0.00	0.00	0.00	16.90	15.04	[3]	1.57		(0.37)	1.20	(0.85)	13.2	11.88

2020[1]	10.00	(0.09)	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09		(1.89)	1.20	(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Year Ended December 31,

2022	16.98	(0.04)	(5.62)	(5.66)	0.00	(0.15)	(0.15)	11.17	(33.30)[3]		1.20	[4]	(0.25)	0.95	(0.30)	31.1	27.08

2021	14.72	(0.10)	2.36	2.26	0.00	0.00	0.00	16.98	15.35	[3]	1.18		(0.23)	0.95	(0.60)	58.5	11.88

2020[1]	10.00	(0.07)	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43		(1.48)	0.95	(0.54)	24.0	8.12

R6 SHARES

Year Ended December 31,

2022	16.98	(0.04)	(5.62)	(5.66)	0.00	(0.15)	(0.15)	11.17	(33.30)[3]		1.18	[4]	(0.23)	0.95	(0.30)	4.5	27.08

2021	14.73	(0.10)	2.35	2.25	0.00	0.00	0.00	16.98	15.28	[3]	1.18		(0.23)	0.95	(0.60)	6.6	11.88

2020[1]	10.00	(0.06)	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33		(1.38)	0.95	(0.53)	3.7	8.12

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Interest expense rounds to less than 0.01%.

80	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON NEW ASIA FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:						Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)		Operating expenses (%)		Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)		Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	10.17	(0.05)	(2.72)	(2.77)	0.00	0.00	0.00	7.40	(27.24)[3]		8.96		(7.51)	1.45		(0.58)	0.9		56.48

2021[1]	10.00	(0.05)	0.22	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	10.06	[5,6]	(8.61)[5,6]	1.45	[5,6]	(1.25)[6]	1.3		14.32	[4]

INSTITUTIONAL SHARES

Year Ended December 31,

2022	10.17	(0.03)	(2.71)	(2.74)	0.00	0.00	0.00	7.43	(26.94)[3]		7.22		(6.02)	1.20		(0.33)	2.7		56.48

2021[1]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.59	[5,6]	(7.39)[5,6]	1.20	[5,6]	(1.00)[6]	3.2		14.32	[4]

R6 SHARES

Year Ended December 31,

2022	10.17	(0.03)	(2.70)	(2.73)	0.00	0.00	0.00	7.44	(26.84)[3]		7.95		(6.75)	1.20		(0.42)	0.1		56.48

2021[1]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.10	[5,6]	(6.90)[5,6]	1.20	[5,6]	(0.99)[6]	0.0	[7]	14.32	[4]

[1]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
[6]	Annualized
[7]	Amount represents less than $500,000.

See Notes to Financial Statements.	81

Baron Select Funds	December 31, 2022

FINANCIAL HIGHLIGHTS (Continued)

BARON TECHNOLOGY FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of period ($)	Net investment income (loss) ($)[2]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)	Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022[1]	10.00	(0.06)	(4.38)	(4.44)	0.00	0.00	0.00	5.56	(44.40)[3]	6.86	(5.66)	1.20	(0.81)	1.3	19.13

INSTITUTIONAL SHARES

Year Ended December 31,

2022[1]	10.00	(0.04)	(4.39)	(4.43)	0.00	0.00	0.00	5.57	(44.30)[3]	6.42	(5.47)	0.95	(0.55)	1.6	19.13

R6 SHARES

Year Ended December 31,

2022[1]	10.00	(0.03)	(4.40)	(4.43)	0.00	0.00	0.00	5.57	(44.30)[3]	3.75	(2.80)	0.95	(0.46)	0.4	19.13

[1]	For the period January 3, 2022 (commencement of operations) to December 31, 2022.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

82	See Notes to Financial Statements.

December 31, 2022	Baron Select Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Baron Select Funds and Shareholders of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of each of the funds listed in the table below (eleven of the funds constituting Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets, and for Baron Partners Fund, the statement of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets, and for Baron Partners Fund, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Baron Partners Fund(1)	Baron Real Estate Income Fund(2)
Baron Focused Growth Fund(2)	Baron Health Care Fund(2)
Baron International Growth Fund(2)	Baron FinTech Fund(2)
Baron Real Estate Fund(2)	Baron New Asia Fund(3)
Baron Emerging Markets Fund(2)	Baron Technology Fund(4)
Baron Global Advantage Fund(2)

(1)	Statements of operations and cash flows for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021
(2)	Statement of operations for the year ended December 31, 2022 and statement of changes in net assets for the years ended December 31, 2022 and 2021
(3)

Statement of operations for the year ended December 31, 2022, and statement of changes in net assets for the year ended December 31, 2022 and the period July 30, 2021 (commencement of operations) through December 31, 2021

(4)	Statement of operations and statement of changes in net assets for the period January 3, 2022 (commencement of operations) through December 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent, portfolio companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Select Funds	December 31, 2022

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2022 are listed below.

During the fiscal year ended December 31, 2022, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains2.3	Return of Capital

Baron Partners Fund	$—	$151,105,996	$—

Baron Focused Growth Fund	—	75,070,394	—

Baron International Growth Fund	67,263	6,202,900	—

Baron Real Estate Fund	23,995,802	13,592,258	—

Baron Emerging Markets Fund	—	—	—

Baron Global Advantage Fund	—	17,374,025	—

Baron Real Estate Income Fund	1,233,337	613,536	—

Baron Health Care Fund	—	—	—

Baron FinTech Fund	—	579,664	—

Baron New Asia Fund	—	—	—

Baron Technology Fund	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, and Baron Real Estate Income Fund, 87.23%, 38.73%, and 22.73%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by these Funds, 0.33%, 33.70%, and 16.95%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. The information necessary to complete your income tax return for the calendar year ended December 31, 2022 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2023.

December 31, 2022	Baron Select Funds

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20221

	Actual Total Return	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	(12.06)%	$1,000.00	$879.40		1.92%[2]	$9.10
Baron Partners Fund — Institutional Shares	(11.94)%	$1,000.00	$880.60		1.67%[2]	$7.92
Baron Partners Fund — R6 Shares	(11.95)%	$1,000.00	$880.50		1.67%[2]	$7.92
Baron Focused Growth Fund — Retail Shares	(2.53)%	$1,000.00	$974.70		1.32%	$6.57
Baron Focused Growth Fund — Institutional Shares	(2.41)%	$1,000.00	$975.90		1.06%	$5.28
Baron Focused Growth Fund — R6 Shares	(2.40)%	$1,000.00	$976.00		1.05%	$5.23
Baron International Growth Fund — Retail Shares	1.53%	$1,000.00	$1,015.30	[4]	1.20%[5]	$6.10
Baron International Growth Fund — Institutional Shares	1.63%	$1,000.00	$1,016.30	[4]	0.95%[5]	$4.83
Baron International Growth Fund — R6 Shares	1.63%	$1,000.00	$1,016.30	[4]	0.95%[5]	$4.83
Baron Real Estate Fund — Retail Shares	0.90%	$1,000.00	$1,009.00		1.33%	$6.73
Baron Real Estate Fund — Institutional Shares	1.05%	$1,000.00	$1,010.50		1.07%	$5.42
Baron Real Estate Fund — R6 Shares	1.05%	$1.000.00	$1,010.50		1.07%	$5.42
Baron Emerging Markets Fund — Retail Shares	(3.79)%	$1,000.00	$962.10		1.39%	$6.87
Baron Emerging Markets Fund — Institutional Shares	(3.69)%	$1,000.00	$963.10		1.13%	$5.59
Baron Emerging Markets Fund — R6 Shares	(3.69)%	$1,000.00	$963.10		1.13%	$5.59
Baron Global Advantage Fund — Retail Shares	(7.43)%	$1,000.00	$925.70	[4]	1.17%[5,6]	$5.68
Baron Global Advantage Fund — Institutional Shares	(7.31)%	$1,000.00	$926.90	[4]	0.92%[5,6]	$4.47
Baron Global Advantage Fund — R6 Shares	(7.34)%	$1,000.00	$926.60	[4]	0.92%[5,6]	$4.47
Baron Real Estate Income Fund — Retail Shares	(8.52)%	$1,000.00	$914.80	[4]	1.06%[5,7]	$5.12
Baron Real Estate Income Fund — Institutional Shares	(8.43)%	$1,000.00	$915.70	[4]	0.81%[5,7]	$3.91
Baron Real Estate Income Fund — R6 Shares	(8.44)%	$1,000.00	$915.60	[4]	0.81%[5,7]	$3.91
Baron Health Care Fund — Retail Shares	2.37%	$1,000.00	$1,023.70	[4]	1.10%[5]	$5.61
Baron Health Care Fund — Institutional Shares	2.58%	$1,000.00	$1,025.80	[4]	0.85%[5]	$4.34
Baron Health Care Fund — R6 Shares	2.52%	$1,000.00	$1,025.20	[4]	0.85%[5]	$4.34
Baron FinTech Fund — Retail Shares	3.08%	$1,000.00	$1,030.80	[4]	1.20%[5]	$6.14
Baron FinTech Fund — Institutional Shares	3.24%	$1,000.00	$1,032.40	[4]	0.95%[5]	$4.87
Baron FinTech Fund — R6 Shares	3.15%	$1,000.00	$1,031.50	[4]	0.95%[5]	$4.86
Baron New Asia Fund — Retail Shares	(6.57)%	$1,000.00	$934.30	[4]	1.45%[5]	$7.07
Baron New Asia Fund — Institutional Shares	(6.42)%	$1,000.00	$935.80	[4]	1.20%[5]	$5.86
Baron New Asia Fund — R6 Shares	(6.42)%	$1,000.00	$935.80	[4]	1.20%[5]	$5.86
Baron Technology Fund — Retail Shares	(10.18)%	$1,000.00	$898.20	[4]	1.20%[5]	$5.74
Baron Technology Fund — Institutional Shares	(10.02)%	$1,000.00	$899.80	[4]	0.95%[5]	$4.55
Baron Technology Fund — R6 Shares	(10.02)%	$1,000.00	$899.80	[4]	0.95%[5]	$4.55

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2022 includes 1.30%, 1.04%, and 1.04% for net operating expenses and 0.62%, 0.63% and 0.63% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]

Annualized expense ratio for Baron Global Advantage Fund for the six months ended December 31, 2022 includes 1.15%, 0.90%, and 0.90% for net operating expenses and 0.02%, 0.02%, and 0.02% for interest expense for Retail, Institutional, and R6 Shares, respectively.

[7]

Annualized expense ratio for Baron Real Estate Income Fund for the six months ended December 31, 2022 includes 1.05%, 0.80%, and 0.80% for net operating expenses and 0.01%, 0.01%, and 0.01% for interest expense for Retail, Institutional, and R6 Shares, respectively.

Baron Select Funds	December 31, 2022

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2022

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022		Annualized Expense Ratio	Expenses Paid During the Period[3]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,015.53		1.92%[2]	$9.75
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,016.79		1.67%[2]	$8.49
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,016.79		1.67%[2]	$8.49
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.55		1.32%	$6.72
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.91		1.05%	$5.35
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.50		1.33%	$6.77
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.81		1.07%	$5.45
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.81		1.07%	$5.45
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.20		1.39%	$7.07
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.51		1.13%	$5.75
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.51		1.13%	$5.75
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.31	[4]	1.17%[5,6]	$5.96
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.57	[4]	0.92%[5,6]	$4.69
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.57	[4]	0.92%[5,6]	$4.69
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.86	[4]	1.06%[5,7]	$5.40
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,021.12	[4]	0.81%[5,7]	$4.13
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,021.12	[4]	0.81%[5,7]	$4.13
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron New Asia Fund — Retail Shares	5.00%	$1,000.00	$1,017.90	[4]	1.45%[5]	$7.37
Baron New Asia Fund — Institutional Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron New Asia Fund — R6 Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron Technology Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron Technology Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Technology Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2022 includes 1.30%, 1.04%, and 1.04% for net operating expenses and 0.62%, 0.63% and 0.63% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[3]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]

Annualized expense ratio for Baron Global Advantage Fund for the six months ended December 31, 2022 includes 1.15%, 0.90%, and 0.90% for net operating expenses and 0.02%, 0.02%, and 0.02% for interest expense for Retail, Institutional, and R6 Shares, respectively.

[7]

Annualized expense ratio for Baron Real Estate Income Fund for the six months ended December 31, 2022 includes 1.05%, 0.80%, and 0.80% for net operating expenses and 0.01%, 0.01%, and 0.01% for interest expense for Retail, Institutional, and R6 Shares, respectively.

December 31, 2022	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 79	Chief Executive Officer, Trustee and Portfolio Manager	19 years	Director, Chairman, and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (1994-Present).	19	None.

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 67	Chairman, President, Chief Operating Officer and Trustee	19 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Baron Emerging Markets Ltd.(2016-Present).	19	None.

Peggy Wong(1) 767 Fifth Avenue New York, NY 10153 Age: 61	Chief Financial Officer, Treasurer and Trustee	19 years	Trustee (11/2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer and Treasurer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present); Baron USA Partners Fund Ltd. (1994-Present); Baron Emerging Markets Fund Ltd. (2016-Present).	19	None.
Independent Trustees

Thomas J. Folliard (3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 58	Trustee	5 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 70	Trustee	3 Years	Independent mutual fund industry consultant (2016-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-5/2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	19	None.

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 79	Lead Trustee	19 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Anita James Rival(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 58	Trustee	9 years	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present); Director: Trian Investors 1 Limited (2022-Present).

Baron Select Funds	December 31, 2022

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 72	Trustee	19 years	Physician and Faculty: New York University School of Medicine (1976-Present); President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 43	Trustee	2 years	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).	19	None.

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 67	Trustee	2 years	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (12/2020-Present).	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present).

Alejandro (Alex) Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 67	Trustee	15 years	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005-Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present).

Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President and Chief Compliance Officer	8 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 63	Senior Vice President and Co-Chief Investment Officer	19 years	Director, Senior Vice President and Co-Chief Investment Officer : the Firm*, Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 54	Vice President, General Counsel and Secretary	15 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2007-Present); General Counsel: Baron USA Partners Fund, Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 53	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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Enjoy the speed and convenience of receiving Fund documents electronically.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

ANNUAL SELECT 12/31/2022

December 31, 2022

Baron Funds

Baron WealthBuilder Fund

Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund (the “Fund”) for the year ended December 31, 2022. The U.S. Securities and Exchange Commission (the “SEC”) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 27, 2023	Linda S. Martinson Chairman, President and Chief Operating Officer February 27, 2023	Peggy Wong Treasurer and Chief Financial Officer February 27, 2023

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at www.BaronFunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at www.BaronFunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. Schedules of portfolio holdings current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (“BAMCO” or the “Adviser”) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to www.BaronFunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund (Unaudited)	December 31, 2022

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds ("Baron Funds"). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired funds).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for TA Shares (available directly through Baron Funds) and Institutional Shares. Retail Shares operating expenses are capped at 30 bps per year. Acquired fund fees and expenses, portfolio transaction costs, interest, dividend, and extraordinary expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2022, the five largest Baron Funds represented 61.0% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

December 31, 2022 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2022
	One Year	Three Years	Five Years and Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	(32.75)%	8.35%	10.11%
Baron WealthBuilder Fund — TA Shares[1,2]	(32.59)%	8.61%	10.36%
Baron WealthBuilder Fund — Institutional Shares[1,2]	(32.59)%	8.61%	10.36%
S&P 500 Index[1]	(18.11)%	7.66%	9.42%
MSCI ACWI Index Net[1]	(18.36)%	4.00%	5.23%

[1]

The S&P 500 Index measures the performance of 500 widely held large cap U.S. companies. The MSCI ACWI Index is an unmanaged, free float-adjusted market capitalization weighted index reflected in U.S. dollars that measures the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The Indexes and Baron WealthBuilder Fund are with dividends, which positively impact the performance results. The MSCI ACWI Index is net of foreign withholding taxes. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has agreed that, pursuant to a contract expiring on August 29, 2033, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (acquired fund fees and expenses, portfolio transaction costs, interest, dividend, and extraordinary expense are not subject to the operating expense limitation) to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of Institutional shares and 0.05% of average daily net assets of TA shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	December 31, 2022

COUNTRY EXPOSURES THROUGH BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2022

Percent of Net Assets*
United States	87.2%
United Kingdom	1.8%
Netherlands	1.7%
China	1.5%
India	1.4%
Canada	1.3%
Ireland	0.6%
Korea	0.5%
Argentina	0.5%
Japan	0.4%
Other	3.0%

100.0%

SECTOR EXPOSURES THROUGH BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2022†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2022, Baron WealthBuilder Fund1 declined 32.75%, underperforming the S&P 500 Index, which retreated 18.11%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

2022 was an exceptionally challenging time for U.S. equities. Stubbornly high inflation, a much more hawkish U.S. Federal Reserve, global supply-chain disruptions, Russia’s invasion of Ukraine, and China’s COVID-related shutdown combined to spur a precipitous sell-off. Growth stocks underperformed value stocks in the risk-off environment. However, toward year-end, the markets rallied on raised expectations that the Fed would ease up on its aggressive tightening program given signs of a slowdown in inflation.

No sector contributed. Consumer Discretionary, Information Technology, and Health Care detracted the most.

No country materially contributed. The U.S., the U.K., and Canada detracted the most.

No Fund contributed. Baron Partners Fund detracted the most.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI, Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties. Individual weights may not sum to 100% due to rounding.

[1]	Performance information reflects results of the Retail Shares.

4

December 31, 2022	Baron WealthBuilder Fund

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

Shares		Cost	Value
Affiliated Mutual Funds (100.01%)

Small Cap Funds (33.54%)
895,723	Baron Discovery Fund — Institutional Shares	$23,066,652	$20,467,271
753,962	Baron Growth Fund — Institutional Shares	72,456,076	67,472,097
2,079,605	Baron Small Cap Fund — Institutional Shares	70,633,824	55,067,948

Total Small Cap Funds		166,156,552	143,007,316

Small to Mid Cap Funds (6.18%)
884,450	Baron Focused Growth Fund — Institutional Shares	29,575,033	26,365,450

Mid Cap Funds (13.78%)
641,042	Baron Asset Fund — Institutional Shares	62,647,967	58,777,134

Large Cap Funds (6.14%)
691,114	Baron Durable Advantage Fund — Institutional Shares	10,886,550	10,726,089
562,376	Baron Fifth Avenue Growth Fund — Institutional Shares	20,447,904	15,470,963

Total Large Cap Funds		31,334,454	26,197,052

All Cap Funds (16.02%)
632,696	Baron Opportunity Fund — Institutional Shares	16,105,789	15,849,030
452,999	Baron Partners Fund — Institutional Shares	41,326,583	52,479,980

Total All Cap Funds		57,432,372	68,329,010

International Funds (10.08%)
1,021,061	Baron Emerging Markets Fund — Institutional Shares	14,935,289	13,314,631
598,997	Baron Global Advantage Fund — Institutional Shares	16,274,125	15,022,835
603,224	Baron International Growth Fund — Institutional Shares	16,649,618	14,652,318

Total International Funds		47,859,032	42,989,784

Sector Funds (14.27%)
982,376	Baron FinTech Fund — Institutional Shares	13,830,279	10,973,144
776,069	Baron Health Care Fund — Institutional Shares	13,833,916	13,891,635
903,928	Baron Real Estate Fund — Institutional Shares	30,965,563	25,969,840
778,419	Baron Real Estate Income Fund — Institutional Shares	12,599,490	10,002,678

Total Sector Funds		71,229,248	60,837,297

Total Affiliated Investments (100.01%)		$466,234,658	426,503,043

Liabilities Less Cash and Other Assets (-0.01%)			(62,614)

Net Assets			$426,440,429

Retail Shares (Equivalent to $14.04 per share based on 5,415,049 shares outstanding)			$76,025,828

TA Shares (Equivalent to $14.21 per share based on 2,670,322 shares outstanding)			$37,941,605

Institutional Shares (Equivalent to $14.21 per share based on 21,983,496 shares outstanding)			$312,472,996

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2022

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

Assets:
Investments in Affiliated Mutual Funds, at value*	$426,503,043
Receivable for securities sold	476,268
Receivable for shares sold	674,709
Prepaid expenses	661

427,654,681

Liabilities:
Due to custodian bank	95,612
Payable for shares redeemed	1,048,966
Distribution fees payable (Note 4)	779
Accrued expenses and other payables	68,895

1,214,252

Net Assets	$426,440,429

Net Assets consist of:
Paid-in capital	$499,507,220
Distributable earnings/(losses)	(73,066,791)

Net Assets	$426,440,429

Retail Shares:
Net Assets	$76,025,828
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,415,049

Net Asset Value and Offering Price Per Share	$14.04

TA Shares:
Net Assets	$37,941,605
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,670,322

Net Asset Value and Offering Price Per Share	$14.21

Institutional Shares:
Net Assets	$312,472,996
Shares Outstanding ($0.01 par value; indefinite shares authorized)	21,983,496

Net Asset Value and Offering Price Per Share	$14.21

*Investments in Affiliated Mutual Funds, at cost	$466,234,658

6	See Notes to Financial Statements.

December 31, 2022	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2022

For The Year Ended December 31, 2022
Investment income:
Income:
Dividends from Affiliated Mutual Funds	$141,523

Total income	141,523

Expenses:
Distribution fees — Retail Shares (Note 4)	219,521
Shareholder servicing agent fees and expenses — Retail Shares	4,837
Shareholder servicing agent fees and expenses — TA Shares	1,341
Shareholder servicing agent fees and expenses — Institutional Shares	25,168
Reports to shareholders	96,673
Registration and filing fees	97,090
Custodian and fund accounting fees	63,865
Trustee fees and expenses (Note 4)	24,029
Administration fees	44,841
Insurance expense	5,925
Line of credit fees	5,948
Professional fees	39,535
Miscellaneous expenses	2,459

Total operating expenses	631,232
Reimbursement of expenses by Adviser — Retail Shares (Note 4)	(32,194)
Reimbursement of expenses by Adviser — TA Shares (Note 4)	(13,813)
Reimbursement of expenses by Adviser — Institutional Shares (Note 4)	(131,915)

Net expenses	453,310

Net investment income (loss)	(311,787)

Realized and unrealized gain (loss) on investments:
Net realized gain(loss) loss on Affiliated Mutual Funds	(44,857,529)
Capital gain distributions received from Affiliated Mutual Funds	12,603,390
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	(165,137,587)

Net gain (loss) on investments	(197,391,726)

Net increase (decrease) in net assets resulting from operations	$(197,703,513)

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	December 31, 2022

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(311,787)	$288,319
Net realized gain (loss)	(32,254,139)	33,097,145
Change in net unrealized appreciation (depreciation)	(165,137,587)	29,572,297

Increase (decrease) in net assets resulting from operations	(197,703,513)	62,957,761

Distributions to shareholders from:
Distributable earnings — Retail Shares	(2,459,751)	(5,644,131)
Distributable earnings — TA Shares	(1,168,124)	(2,408,486)
Distributable earnings — Institutional Shares	(9,769,520)	(20,327,209)

Decrease in net assets from distributions to shareholders	(13,397,395)	(28,379,826)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	39,365,696	85,424,591
Proceeds from the sale of shares — TA Shares	10,452,738	19,321,748
Proceeds from the sale of shares — Institutional Shares	89,164,588	196,410,214
Net asset value of shares issued in reinvestment of distributions — Retail Shares	2,423,777	5,604,634
Net asset value of shares issues in reinvestment of distribution — TA Shares	1,152,024	2,396,842
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	9,411,127	19,970,891
Cost of shares redeemed — Retail Shares	(42,109,348)	(23,711,099)
Cost of shares redeemed — TA Shares	(3,247,842)	(21,527,655)
Cost of shares redeemed — Institutional Shares	(45,911,410)	(14,246,416)

Increase (decrease) in net assets derived from capital share transactions	60,701,350	269,643,750

Net increase (decrease) in net assets	(150,399,558)	304,221,685

Net Assets:
Beginning of year	576,839,987	272,618,302

End of year	$426,440,429	$576,839,987

Capital share transactions — Retail Shares
Shares sold	2,368,462	4,031,168
Shares issued in reinvestment of distributions	173,872	264,767
Shares redeemed	(2,575,221)	(1,122,484)

Net increase (decrease)	(32,887)	3,173,451

Capital share transactions — TA Shares
Shares sold	623,662	903,512
Shares issued in reinvestment of distributions	81,704	112,241
Shares redeemed	(203,700)	(1,079,573)

Net increase (decrease)	501,666	(63,820)

Capital share transactions — Institutional Shares
Shares sold	5,184,852	9,332,265
Shares issued in reinvestment of dividends	666,983	934,807
Shares redeemed	(2,808,680)	(670,794)

Net increase (decrease)	3,043,155	9,596,278

8	See Notes to Financial Statements.

December 31, 2022	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the “Fund”). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the “Underlying Funds”), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and specialty stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at www.BaronFunds.com.

The Fund offers Retail Shares, TA Shares and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses and eligibility requirements. Retail Shares are offered to all investors but are not available through the Fund’s transfer agent. TA Shares are available only to investors who purchase shares directly through the Fund’s transfer agent. TA Shares do not charge a 12b-1 fee and no revenue sharing, sub-transfer agency or record-keeping service payments are made by or in respect of TA Shares. Institutional Shares are for investments in the amount of $1 million or more. Institutional Shares are intended for certain financial intermediaries that offer shares of the Fund through fee-based platforms, retirement platforms or other platforms. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates. Events occurring subsequent to the date of the Statement of Assets and Liabilities and through the date of issuance of the financial statements have been evaluated for adjustment to or disclosure in the financial statements.

a) Security Valuation.  The Fund’s share price or net asset value (“NAV”) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation.

Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security held by one of the Underlying Funds be valued using “fair value” pricing may include, but are not limited to: trading of the security has been halted or suspended; or the security has not been traded for an extended period of time. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives and the Committee reports to the Board every quarter. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Underlying Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value, calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price

9

Baron WealthBuilder Fund	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Board has designated the Adviser as the Fund’s valuation designee to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act, which requires the Fund to fair value when market quotations are not readily available. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund adopted a valuation policy conforming to the new rules, effective September 8, 2022, and there was no material impact to the Fund.

b) Securities Transactions, Investment Income and Expenses.  Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions as realized gains. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the Baron Funds in proportion to their respective net assets.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of acquired fund fees and expenses incurred indirectly by the Fund will vary.

c) Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, Inc. (“Tesla”), 31% and 10%, respectively, of these Underlying Funds’ net assets as of December 31, 2022, the NAVs of these Underlying Funds will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $17,810,950, which represents 4.2% of the Fund’s net assets as of December 31, 2022. The financial statements of the Underlying Funds are available at www.BaronFunds.com.

d) Non-Diversified Portfolio.  Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

e) Industry Concentration.  From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s and Baron Focused Growth Fund’s investments in Tesla, which represent about 31% and 10%, respectively, of these Underlying Funds’ net assets as of December 31, 2022, these Underlying Funds will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

f) Federal Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

g) Distributions to Shareholders.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, short-term capital gain distributions, and wash sale losses deferred.

h) Commitments and Contingencies.  In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

i) Cash and Cash Equivalents.  The Fund considers all short term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2022 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$157,921,824	$98,327,211

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees.  The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for

10

December 31, 2022	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its net annual operating expenses (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to 0.30% of average daily net assets of Retail Shares, 0.05% of average daily net assets of TA Shares and 0.05% of average daily net assets of Institutional Shares.

b) Distribution Fees.  Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees.  Certain Trustees of the Fund are interested persons (as defined by the 1940 Act) of the Trust. None of these Trustees received compensation for his or her services as a Trustee of the Fund. None of the Fund’s officers received compensation from the Fund for their services as an officer.

d) Fund Accounting and Administration Fees.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) to perform accounting and certain administrative services. State Street is compensated for fund accounting services based on a percentage of the Fund’s net assets, plus fixed annual fees for the administrative services.

5. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

6. LINE OF CREDIT

Baron WealthBuilder Fund, together with other funds in Baron Select Funds (except Baron Partners Fund) and Baron Investment Funds Trust, participate in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets. For the year ended December 31, 2022, there were no borrowings by the Fund on the line of credit.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

11

Baron WealthBuilder Fund	December 31, 2022

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, short-term capital gain distributions, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

As of December 31, 2022, the components of net assets on a tax basis were as follows:

Cost of investments	$477,289,125

Gross tax unrealized appreciation	9,217,147
Gross tax unrealized depreciation	(60,003,229)

Net tax unrealized appreciation (depreciation)	(50,786,082)
Undistributed (accumulated) ordinary income (loss)	132,105
Capital loss carryforwards	(22,412,814)
Paid-in capital	499,507,220

Net Assets	$426,440,429

As of December 31, 2022, the Fund had capital loss carryforwards as follows:

Short term:
No expiration date	$18,511,843

Long term:
No expiration date	$3,900,971

The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021 was as follows:

Year Ended December 31, 2022		Year Ended December 31, 2021

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$2,479,054	$10,918,341	$155,342	$28,224,484

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2022, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. OWNERSHIP CONCENTRATION

As of December 31, 2022 the officers, trustees and portfolio managers owned, directly or indirectly, 15.21% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

12

December 31, 2022	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

10. TRANSACTIONS IN “AFFILIATED” COMPANIES

The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2021	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at December 31, 2022	Value at December 31, 2022	% of Net Assets at December 31, 2022
“Affiliated” Company as of December 31, 2022:
Baron Asset Fund, Institutional Shares	$73,555,131	$13,631,404	$9,211,313	$(15,600,309)	$(3,597,779)	$—	$3,938	641,042	$58,777,134	13.78%
Baron Discovery Fund, Institutional Shares	25,651,149	14,583,685	8,879,079	(5,747,432)	(5,141,052)	—	—	895,723	20,467,271	4.80%
Baron Durable Advantage Fund, Institutional Shares	9,924,047	4,108,409	309,706	(2,906,311)	(90,350)	—	—	691,114	10,726,089	2.51%
Baron Emerging Markets Fund, Institutional Shares	23,698,078	4,275,140	8,469,383	(2,278,493)	(3,910,711)	—	—	1,021,061	13,314,631	3.12%
Baron Fifth Avenue Growth Fund, Institutional Shares	33,337,789	8,063,796	8,625,964	(11,604,872)	(5,699,786)	—	—	562,376	15,470,963	3.63%
Baron FinTech Fund, Institutional Shares	12,668,556	4,230,341	706,104	(4,902,411)	(317,238)	—	145,283	982,376	10,973,144	2.57%
Baron Focused Growth Fund, Institutional Shares	27,747,887	15,378,855	4,353,834	(10,600,881)	(1,806,577)	—	3,119,507	884,450	26,365,450	6.18%
Baron Global Advantage Fund, Institutional Shares	36,127,604	11,929,177	16,769,153	(7,081,552)	(9,183,241)	—	110,302	598,997	15,022,835	3.52%
Baron Growth Fund, Institutional Shares	73,956,736	24,048,511	8,760,492	(17,992,114)	(3,780,544)	—	3,694,584	753,962	67,472,097	15.82%
Baron Health Care Fund, Institutional Shares	15,583,416	2,536,668	1,444,119	(2,411,064)	(373,266)	—	—	776,069	13,891,635	3.26%
Baron International Growth Fund, Institutional Shares	14,143,268	6,498,564	1,447,461	(3,649,119)	(892,934)	—	192,706	603,224	14,652,318	3.44%
Baron Opportunity Fund, Institutional Shares	33,577,147	6,208,098	11,299,508	(8,153,091)	(4,483,616)	—	—	632,696	15,849,030	3.72%
Baron Partners Fund, Institutional Shares	89,688,787	10,857,306	8,578,335	(37,880,832)	(1,606,946)	—	1,659,071	452,999	52,479,980	12.31%
Baron Real Estate Fund, Institutional Shares	28,760,215	7,814,548	734,887	(9,566,710)	(303,326)	20,182	706,568	903,928	25,969,840	6.09%
Baron Real Estate Income Fund, Institutional Shares	8,690,011	5,165,512	282,909	(3,467,876)	(102,060)	121,341	70,997	778,419	10,002,678	2.35%
Baron Small Cap Fund, Institutional Shares	69,793,725	18,591,810	8,454,964	(21,294,520)	(3,568,103)	—	2,900,434	2,079,605	55,067,948	12.91%

	$576,903,546	$157,921,824	$98,327,211	$(165,137,587)	$(44,857,529)	$141,523	$12,603,390		$426,503,043

13

Baron WealthBuilder Fund	December 31, 2022

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:							Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gain on investments ($)	Total distributions ($)	Net asset value, end of year ($)	Total returns (%)		Total expenses (%)[5]	Less: Interest expense %	Operating expenses (%)	Less: Reimbursement of expenses by Adviser (%)	Net operating expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2022	21.56	(0.04)	(7.02)	(7.06)	(0.08)	(0.38)	(0.46)	14.04	(32.75)[2]		0.34	0.00	0.34	(0.04)	0.30	(0.27)	76.0	20.73

2021	19.57	(0.03)	3.21	3.18	0.00	(1.19)	(1.19)	21.56	16.42	[2]	0.33	(0.00)[3]	0.33	(0.03)	0.30	(0.13)	117.4	0.18

2020	12.23	(0.04)	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[2]	0.41	(0.00)[3]	0.41	(0.11)	0.30	(0.29)	44.5	6.65

2019	9.33	(0.03)	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[2]	0.41	(0.02)	0.39	(0.09)	0.30	(0.26)	5.9	22.48

2018	10.00	(0.01)	(0.65)	(0.66)	0.00	(0.01)	(0.01)	9.33	(6.58)[2]		0.90	0.00	0.90	(0.60)	0.30	(0.13)	2.1	1.24

TA SHARES

Year Ended December 31,

2022	21.76	(0.00)[4]	(7.09)	(7.09)	(0.08)	(0.38)	(0.46)	14.21	(32.59)[2]		0.08	0.00	0.08	(0.03)	0.05	(0.02)	37.9	20.73

2021	19.70	0.03	3.22	3.25	(0.00)[4]	(1.19)	(1.19)	21.76	16.70	[2]	0.08	(0.00)[3]	0.08	(0.03)	0.05	0.12	47.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[2]	0.16	(0.00)[3]	0.16	(0.11)	0.05	(0.04)	44.0	6.65

2019	9.35	(0.00)[4]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[2]	0.17	(0.02)	0.15	(0.10)	0.05	(0.03)	21.4	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[2]		0.59	0.00	0.59	(0.54)	0.05	0.05	9.7	1.24

INSTITUTIONAL SHARES

Year Ended December 31,

2022	21.76	(0.00)[4]	(7.09)	(7.09)	(0.08)	(0.38)	(0.46)	14.21	(32.59)[2]		0.09	0.00	0.09	(0.04)	0.05	(0.02)	312.5	20.73

2021	19.70	0.02	3.23	3.25	(0.00)[4]	(1.19)	(1.19)	21.76	16.70	[2]	0.08	(0.00)[3]	0.08	(0.03)	0.05	0.09	412.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[2]	0.16	(0.00)[3]	0.16	(0.11)	0.05	(0.04)	184.1	6.65

2019	9.35	(0.00)[4]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[2]	0.17	(0.02)	0.15	(0.10)	0.05	(0.02)	93.8	22.48

2018	10.00	0.01	(0.65)	(0.64)	0.00	(0.01)	(0.01)	9.35	(6.38)[2]		0.49	0.00	0.49	(0.44)	0.05	0.12	83.0	1.24

[1]	Based on average shares outstanding.
[2]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[3]	Interest expense rounds to less than 0.01%.
[4]	Less than $0.01 per share.
[5]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.

14	See Notes to Financial Statements.

December 31, 2022	Baron WealthBuilder Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of

Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Baron WealthBuilder Fund (one of the funds constituting Baron Select Funds, referred to hereafter as the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

15

Baron WealthBuilder Fund	December 31, 2022

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Fund during the year ended December 31, 2022 are listed below.

During the fiscal year ended December 31, 2022, the Fund’s distributions to shareholders included:

	Ordinary Income[1,3]	Long-Term Capital Gains2.3

Baron WealthBuilder Fund	$2,479,054	$10,918,341

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

Of the total ordinary income distributions paid, 18.93% is qualified dividend income subject to a reduced tax rate and 3.94% qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2022. The information necessary to complete your income tax return for the calendar year ended December 31, 2022 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2023.

16

December 31, 2022	Baron WealthBuilder Fund

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20221

	Actual Total Return	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	(0.01)%	$1,000.00	$999.90	[3]	0.30%[4]	$1.51
Baron WealthBuilder Fund — TA Shares	0.13%	$1,000.00	$1,001.30	[3]	0.05%[4]	$0.25
Baron WealthBuilder Fund — Institutional Shares	0.06%	$1,000.00	$1,000.60	[3]	0.05%[4]	$0.25

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20221

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.69	[3]	0.30%[4]	$1.53
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[4]	Annualized expense ratios are adjusted to reflect fee waiver and do not include acquired fund fees and expenses of the Underlying Funds.

17

Baron WealthBuilder Fund	December 31, 2022

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the “SAI”) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, www.BaronFunds.com.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 79	Chief Executive Officer, Trustee and Portfolio Manager	19 years	Director, Chairman, and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (1994-Present).	19	None.

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 67	Chairman, President, Chief Operating Officer and Trustee	19 years	Director: the Firm* (2003-Present); Secretary: the Firm* (1997-2008); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Baron Emerging Markets Ltd. (2016-Present).	19	None.

Peggy Wong(1) 767 Fifth Avenue New York, NY 10153 Age: 61	Chief Financial Officer, Treasurer and Trustee	19 years	Trustee (11/2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer and Treasurer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present); Baron USA Partners Fund Ltd. (1994-Present); Baron Emerging Markets Fund Ltd. (2016-Present).	19	None.
Independent Trustees

Thomas J. Folliard (3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 58	Trustee	5 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present).

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 70	Trustee	3 Years	Independent mutual fund industry consultant (2016-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-5/2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	19	None.

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 79	Lead Trustee	19 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Anita James Rival(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 58	Trustee	9 years	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present); Director: Trian Investors 1 Limited (2022-Present).

18

December 31, 2022	Baron WealthBuilder Fund

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 72	Trustee	19 years	Physician and Faculty: New York University School of Medicine (1976-Present); President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None.

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 43	Trustee	2 years	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).	19	None.

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 67	Trustee	2 years	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (12/2020-Present).	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present).

Alejandro (Alex) Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 67	Trustee	15 years	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005-Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present).

Additional Officers of the Funds

Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President and Chief Compliance Officer	8 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present); Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present).	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 63	Senior Vice President and Co-Chief Investment Officer	19 years	Director, Senior Vice President and Co-Chief Investment Officer : the Firm*, Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 54	Vice President, General Counsel and Secretary	15 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2007-Present); General Counsel: Baron USA Partners Fund, Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 53	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

19

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

www.BaronFunds.com

ANNUALWEALTH

12/31/2022

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee, Raymond Noveck, Alex Yemenidjian, and Thomas Folliard. Mr. Noveck, Mr. Yemenidjian, and Mr. Folliard are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2022 and December 31, 2021:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2022	2021
Baron Select Funds	$590,301	$431,121

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2022	2021
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2022	2021
Baron Select Funds	$176,821	$155,916

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2022	2021
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2022: $37,822

2021: $35,020

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Raymond Noveck, Alex Yemenidjian, and Thomas Folliard.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(a) under the 1940 Act.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 9, 2023

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: March 9, 2023